VANGUARD VARIABLE
INSURANCE FUND

ANNUAL
REPORT
SEPTEMBER 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                   [PHOTO]

                                    [LOGO]

                                   CONTENTS

                                 A MESSAGE TO
                               OUR SHAREHOLDERS
                                      1

                                THE MARKETS IN
                                 PERSPECTIVE
                                      6

                                 REPORTS FROM
                                 THE ADVISERS
                                      8

                            PERFORMANCE SUMMARIES
                                      17

                              PORTFOLIO PROFILES
                                      26

                             FINANCIAL STATEMENTS
                                      38

DEAR SHAREHOLDER,

[PHOTO]                                 [PHOTO]

John J. Brennan                         John C. Bogle
Chairman & CEO                          Senior Chairman


During Vanguard Variable Insurance Fund's fiscal year, which ended September 30, 1998, the U.S. stock market soared, then slumped, bonds booked solid gains, and many international economies and currencies struggled mightily. In this volatile environment, the fund's nine portfolios earned returns ranging from a truly remarkable +17.4% for our Growth Portfolio to a disappointing -20.1% for our Small Company Growth Portfolio. The return of each portfolio outpaced that of the average comparable mutual fund--in some cases by wide margins. This remarkable record of consistency will not always exist, but it is a special pleasure to report to you when it happens.

       The table at right presents the total return (capital change plus reinvested dividends) of each portfolio for the fiscal year, along with the results of its average peer and an appropriate unmanaged market benchmark. The total return figures reflect the change in net asset value for each portfolio, adjusted to include the reinvestment of any income or capital gains distributions. Performance Summaries for the portfolios, including a breakdown of each fiscal year's returns into their income and capital components, are presented on pages 17-25.

FINANCIAL MARKETS IN REVIEW

Through the first 9 1/2 months of the fiscal year that ended September 30, the U.S. stock market continued the remarkable climb that began in August 1982. The market's advance--spearheaded by a relatively few large-capitalization growth stocks--had boosted the Standard & Poor's 500 Composite Stock Price Index to a +26.8% gain as of July 17. However, the market took back most of that gain during the following six weeks, and the index earned +9.0% for the full fiscal year.

----------------------------------------------------------
                                           TOTAL RETURNS
                                        FISCAL YEAR ENDED
                                        SEPTEMBER 30, 1998
----------------------------------------------------------
MONEY MARKET PORTFOLIO*                       + 5.6%
  (SEC Seven-Day Annualized
  Yield: 5.37%)

Average Money Market Fund*                    + 4.9
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                    + 5.2
----------------------------------------------------------
HIGH-GRADE BOND PORTFOLIO                     +11.4%

Average Intermediate-Term
  U.S. Government Fund                        +10.5
Lehman Aggregate Bond Index                   +11.5
----------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                     + 3.9%

Average High Yield Bond Fund                  - 1.8
Lehman High Yield Bond Index                  + 1.7
----------------------------------------------------------
BALANCED PORTFOLIO                            + 7.3%

Average Balanced Fund                         + 3.3
Composite Stock/Bond Index**                  +11.5
----------------------------------------------------------
EQUITY INDEX PORTFOLIO                        + 9.0%

Average Growth and Income Fund                - 0.1
----------------------------------------------------------
EQUITY INCOME PORTFOLIO                       +11.2%

Average Equity Income Fund                    + 0.1
----------------------------------------------------------
GROWTH PORTFOLIO                              +17.4%

Average Growth Fund                           - 1.4
----------------------------------------------------------
S&P 500 Index                                 + 9.0%
----------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                -20.1%

Average Small Company Growth Fund             -20.8
Small Company Growth Fund
  Stock Index                                 -23.0
----------------------------------------------------------
INTERNATIONAL PORTFOLIO                       - 8.7%

Average International Stock Fund              -10.4
MSCI EAFE Index                               - 8.1
----------------------------------------------------------

* Money market funds do not assure a stable value of $1 per share, and, unlike bank certificates of deposit, are not insured by the Federal Deposit Insurance Corporation.

** 65% S&P 500 Index, 35% Lehman Brothers Long Corporate AA or Better Bond
   Index.

+ Russell 2000 Index through July 1997; Small Company Growth Fund Stock Index thereafter.

       Within the S&P 500, there was a sharp split in returns on growth and value stocks: The index's growth component earned +18.2%, while the value component declined -0.2%, a remarkable difference of some 18 percentage points during a single year. Smaller stocks did far worse: The Wilshire 4500 Equity Index, representing stocks beyond the S&P 500, declined -12.1%, and the small-cap Russell 2000 Index fell -19.0%. The total U.S. stock market (represented by the Wilshire 5000 Index) eked out a gain of just +3.4%. It was not an easy year!

       Interest rates, meanwhile, fell sharply, providing some support for stock valuations. The yield of the 10-year intermediate-term U.S. Treasury bond, which began the year at 6.10%, plummeted to 4.42% on September 30, the bond's lowest level since way back in 1968. The steep decline in interest rates--manifested in the generous +11.5% return for the Lehman Brothers Aggregate Bond Index--was the result of an uncommon combination of factors. The solid domestic economy provided a good foundation for bonds, while the troubles on the international scene resulted in a flood of foreign investment into the U.S. Treasury market that pushed prices higher. Yields on 3-month Treasury bills declined during the year by 74 basis points (0.74 percentage point) to 4.36% on September 30.

       For most of the fiscal year, investors shrugged off the serious economic problems that had surfaced in Asia beginning in July 1997. The U.S. economy kept expanding, propelled by strong consumer spending. Asia's economic woes seemed at first to benefit the U.S. economy by helping to reduce prices for many commodities and industrial products. These lower prices eased the inflationary pressures that might have been expected to develop in response to low unemployment (as low as 4.3% of the workforce) and rising wages.

       However, investor attitudes shifted abruptly in mid-July. Among the reasons analysts cited for the shift were the stubborn economic crisis in Asia, which dampened demand for U.S. exports; worsening political and economic troubles in Russia; and uncertainty about U.S. political leadership.

       But there may be a simpler explanation for the market's summer swoon:
After 16 years of a bull market--the last three of which have provided stupendous gains--stock prices may just have gotten too far ahead of corporate profits. Earnings are the key fundamental that ultimately drives the stock market, yet earnings during the first half of 1998 were slightly below those reported during the first half of 1997. Absent strong earnings growth, even optimists couldn't justify stock prices that in mid-July were averaging some 25 times projected earnings for the year ahead.

       In our report to you a year ago, we said the fiscal year ended September 30, 1997, was a "marvelous period to be an investor." Now, just twelve months later, "marvelous" returns were available only in selected segments of the financial markets. Accordingly, the returns of our portfolios during the twelve months varied widely according to the type of assets each holds. A summary of the year's results follows.

FIXED-INCOME PORTFOLIOS

The MONEY MARKET PORTFOLIO earned +5.6% during the fiscal year, significantly above the +4.9% return of the average money market mutual fund. Short-term interest rates rose slightly during the first six months of the period but embarked on a steady descent during the second half. The 4.36% yield of 3-month T-bills on September 30 was a twelve-month low. Our consistent besting of our peers is not difficult to explain. Our 1998 expense ratio (annual expenses as a percentage of average net assets) was 0.20%, or $2 per $1,000 in assets, and that--as usual--was far below the 0.83% expense ratio of the average money market fund.

       Declining interest rates drove our HIGH-GRADE BOND PORTFOLIO to a return of +11.4%, nearly 1 percentage point higher than the +10.5% return of the average intermediate-term U.S. government bond fund. Our return was a smidgen behind that of our index target, the Lehman Brothers Aggregate Bond Index, a measure of the entire U.S. bond market.

       The HIGH YIELD BOND PORTFOLIO turned in a terrific year relative to other high-yield bond funds, albeit a lackluster one on an absolute basis. Our return of +3.9% was far better than the -1.8% return of our average high-yield competitor and was more than twice the 1.7% return of the Lehman High Yield Bond Index. Our strategy of holding higher-than-average quality issues worked to our advantage during the fiscal year, as more speculative bonds suffered late in the period when investors sought safer issues. Also, the economic uncertainty overseas fueled concerns that a slowdown in the U.S. economy could squeeze profits and diminish companies' ability to service their debt.

BALANCED PORTFOLIO

Our BALANCED PORTFOLIO earned a +7.3% return that reflected the so-so results from the portfolio's stocks and the generally excellent returns on its bonds. Our return was well ahead of the +3.3% return of the average balanced fund, but fell behind the +11.5% return of our unmanaged benchmark--a composite index weighted 65% in the S&P 500 Index and 35% in high-quality, long-term bonds. Relative to the composite index, our portfolio was hurt by the market's bias against value stocks, which we emphasize because they typically provide current income as well as long-term capital appreciation.

DOMESTIC EQUITY PORTFOLIOS

The EQUITY INDEX PORTFOLIO provided a solid return of +9.0% that was far superior to the slightly negative return of the average growth and income fund and an exact match with that of the S&P 500 Index. Our huge margin over our average peer was primarily the result of the market's extreme bias toward stocks of large companies. Our match with the S&P 500 is notable because the index exists only "on paper" and bears none of the operating expenses or transaction costs incurred by actual investment portfolios. By keeping our expenses low, we can closely track the index while at the same time providing our shareholders with a nice head start versus competing funds. Our expense ratio of 0.20% is a full 1 percentage point lower than that of the average growth and income fund.

       Our EQUITY INCOME PORTFOLIO posted a remarkable performance, earning a twelve-month return of +11.2%, which outpaced both the barely positive return of +0.1% for the average equity income fund and the +9.0% return of the S&P 500 Index. Our emphasis on high-yielding utility stocks (25% of the portfolio's assets) was clearly beneficial during fiscal 1998, as this group was the market's best-performing sector. Though we expect our value-oriented stocks to hold up well during times of stress, the magnitude of the portfolio's success was a truly pleasant surprise in a year when growth stocks led the market.

       Fiscal 1998 was also a spectacular period for our GROWTH PORTFOLIO, both on an absolute basis and relative to comparable mutual funds. The portfolio's +17.4% return was nearly double that of the S&P 500 Index and was nearly 19 percentage points ahead of the -1.4% return of the average growth mutual fund. Our emphasis on giant-capitalization growth stocks--market leaders throughout the period--accounted for our remarkable advantage. In addition, the portfolio was aided by our adviser's excellent selection of stocks in the health-care and technology sectors.

       Our SMALL COMPANY GROWTH PORTFOLIO, now in its second full year of operation, provided the lowest return--by far--of our nine portfolios, declining -20.1% for the twelve months. However, it's important to note that the portfolio's return actually bested those of the average small company growth fund (-20.8%) and the Small Company Growth Fund Stock Index (-23.0%). It was, quite simply, a horrible year for small-cap stocks. We should note that it is hardly without precedent for market-lagging sectors in one year to be market-leading sectors in the next, although there are no guarantees in the financial markets.

INTERNATIONAL PORTFOLIO

Our INTERNATIONAL PORTFOLIO also had a year that was solid relative to its competitive standards but disappointing on an absolute basis. Our return of -8.7% was 1.7 percentage points better than the -10.4% return of the average international mutual fund and was only slightly behind the -8.1% return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. In foreign markets, negative returns were difficult to avoid during the fiscal year, and returns were slightly diminished by the dollar's rise against most currencies. News from emerging markets was just about all bad, as poor returns in local markets were made even worse by the weakness of most currencies against the U.S. dollar. Japan, which remains mired in a deep slump, returned -33.4% in dollars (-24.9% in local currency) during the twelve months. In Europe--where a weakening dollar augmented returns to U.S. investors--returns were generally positive for the twelve months. The EAFE Index's European component returned +3.6% in local currency and +8.8% in U.S. dollars during the period.

LONGER-TERM PERFORMANCE OVERVIEW

Of course, twelve months is far too short a period for judging any investment. The table below presents the (still relatively short) lifetime records of our nine portfolios, eight of which have earned returns since their inceptions that are higher than those of their average peers. Only the Small Company Growth Portfolio has failed to keep pace with its average competitor, and by only a fairly modest margin over a brief time span at that.

--------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                              SINCE INCEPTION THROUGH
                                                 SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
                                                      AVERAGE
                                   VANGUARD         COMPARABLE
PORTFOLIO (INCEPTION)              PORTFOLIO            FUND          DIFFERENCE
--------------------------------------------------------------------------------
Money Market (5/2/1991)             + 4.8%             + 4.3%           +0.5%
High-Grade Bond (4/29/1991)         + 8.4              + 7.4            +1.0
High Yield Bond (6/3/1996)          + 9.7              + 7.6            +2.1
--------------------------------------------------------------------------------
Balanced (5/23/1991)                +13.8%             +11.4%           +2.4%
--------------------------------------------------------------------------------
Equity Index (4/29/1991)            +17.0%             +14.4%           +2.6%
Equity Income (6/7/1993)            +18.0              +14.0            +4.0
Growth (6/7/1993)                   +21.1              +14.7            +6.4
Small Company Growth
  (6/3/1996)                        - 1.7              + 0.1            -1.8
--------------------------------------------------------------------------------
International (6/3/1994)            + 8.2%             + 5.0%           +3.2%
--------------------------------------------------------------------------------

       As we review our performance over the past twelve months and over our portfolios' lifetimes, we stress that neither period should be considered indicative of what's to come in the financial markets. Neither the disappointing returns experienced during the final ten weeks nor the terrific returns enjoyed over the life spans of many of our portfolios are "normal." Markets fluctuate--sometimes soaring higher, sometimes staggering lower--but over time they have a strong tendency to revert to their historical norms. The one sure thing about the financial markets is that they will remain unpredictable.

       Whatever the markets may bring, we are confident that our much lower expenses provide us with a solid--and enduring--head start in our attempt to achieve returns that surpass those of similar funds. The expense advantage for our portfolios in the last fiscal year ranged from 0.6 percentage point for our Money Market Portfolio to 1.2 percentage points for our International Portfolio, significant margins that aid our relative performance year-to-year, and that really add up for shareholders over the long run.

IN SUMMARY

Since its founding in 1991, Vanguard Variable Insurance Fund has provided a high-quality, clearly defined, professionally managed selection of investment options. With these options, available at very nearly the lowest cost in the field, investors can construct balanced portfolios within variable annuity or variable life insurance contracts. The market's recent volatility has reaffirmed our longstanding belief in the importance of balanced investing--holding stock funds, bond funds, and cash reserves in proportions suited to your goals, time horizon, and tolerance for market fluctuations.

       With such a balanced, long-term investment plan in place, you should be prepared to stick with it through fluctuations in return or investor psychology, through thick and thin alike.



/s/ JOHN C. BOGLE                                      /s/  JOHN J. BRENNAN

John C. Bogle                                          John J. Brennan
Senior Chairman                                        Chairman and
                                                       Chief Executive Officer
October 21, 1998

   NOTICE TO SHAREHOLDERS

   At a special meeting on June 30, 1998, shareholders of Vanguard Variable Insurance Fund overwhelmingly approved proposals that reorganized the fund into a Delaware business trust and slightly altered the fund's fundamental investment limitations. The changes do not affect the investment objective, strategy, or philosophy of any of the portfolios. Summaries of each of the three proposals follow. Please see page 56 for a breakdown of the voting results.

   1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes paid each year by some Vanguard funds. Vanguard Variable Insurance Fund will not realize any tax savings as a result of the change, but it will benefit from the efficiency of being organized the same way as other Vanguard funds.

   2A. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits Vanguard Variable Insurance Fund to participate in Vanguard's interfund lending program, which allows funds to lend money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the portfolios' investment programs; it is a contingency arrangement for managing unusual cash flows.

   2B. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money that Vanguard funds can borrow from all sources and the amount of assets that can be pledged to secure any loans.

THE MARKETS IN PERSPECTIVE
YEAR ENDED SEPTEMBER 30, 1998


U.S. financial markets displayed both bull-market ebullience and bear-market jitters during the fiscal year ended September 30. Investor sentiment, which had been relentlessly upbeat for most of the fiscal year, abruptly changed in July and August.

       Several factors combined to make investors less sanguine about the risks facing them. Among these were a drearier outlook for corporate earnings, political uncertainty in the United States, a debt moratorium in Russia, sharp fluctuations in the values of many currencies, and a murkier global economic picture. Asia's economic troubles--which began more than a year ago--not only were persistent but were spreading and beginning to look like more than a minor threat to the powerhouse U.S. economy and to the recovering economies of Europe.

       As the fiscal year ended, the big question for U.S. markets was whether U.S. consumers--whose robust spending had been "the little engine that could" keep economic activity expanding both at home and abroad--would become more cautious. For most of the fiscal year, consumers spent freely, encouraged by low unemployment, which fell to levels last seen in 1970, and by wages that had increased on average by more than twice the 1.5% inflation rate.

U.S. STOCK MARKETS

The S&P 500 Index, which is dominated by large-capitalization stocks, returned 9.0% for the fiscal year, close to its long-term average return of about 11.0% a year. Events during the year reminded investors that volatility is a normal part of owning stocks. After rising strongly to a record high on July 17, the S&P 500 began retracing its steps. During the following six weeks, it fell 19.2%, just shy of the 20% mark generally considered the "boundary" that separates a bear market from a mere "correction." However, declines for most smaller stocks were certifiably bearish. The Russell 2000 Index, which peaked in April, fell by 31% from its high to end the fiscal year with a 19.0% decline.

--------------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                              PERIODS ENDED SEPTEMBER 30, 1998
                                             -----------------------------------
                                              1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                                9.0%        22.6%        19.9%
   Russell 2000 Index                         -19.0          6.9          9.1
   MSCI EAFE Index                             -8.1          4.0          5.6
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                 11.5%         8.7%         7.2%
   Lehman 10-Year Municipal Bond Index          8.8          7.7          6.6
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                  5.2          5.3          5.0
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         1.5%         2.2%         2.4%
--------------------------------------------------------------------------------

       There also was a big gap between returns on growth and value stocks. Value stocks, reflecting modest market expectations for future growth, typically sell at below-average prices in comparison to earnings, dividends, and book value. Growth stocks, by contrast, tend to sell at high multiples of earnings and dividends. In the past, value stocks have usually trailed growth stocks during rising markets, but held up better during slumps. But this year growth stocks did better in both up and down phases, and for the twelve months gained 18.2%, while value stocks declined 0.2%.

       Although analysts can point to many factors to "explain" any move in the market, actual and expected corporate earnings hold the long-term key to stock prices. Early in the fiscal year, stocks seemed to be "priced for perfection"--a continuance of strong growth in corporate profits and economic growth in an environment of low interest rates and inflation.

       Perfection, as it turned out, was not in the cards. Economic problems abroad threatened to depress profits for U.S. companies by weakening overseas demand for their products and by boosting price competition at home, as foreign companies flocked to the relatively strong U.S. market. Slower revenue growth combined with rising wages in a strong job market make it tough to generate higher profits.

       For the year, the S&P 500's strongest performers were utilities (up 42%) and health-care companies (up 37%), two groups believed to be less vulnerable to recessions, weak foreign markets, and strong foreign competition. The worst-performing sectors were those hurt most by falling prices for commodities and basic industrial goods. Victims included oil services and exploration companies (down 35%); makers of producer durables such as machinery and aircraft (-22%); and makers and processors of such materials as steel, paper, and chemicals (-14%).

U.S. BOND MARKETS

Interest rates declined significantly during the fiscal year. Inflation, the bugbear of bond investors, was surprisingly well-behaved. Lower rates mean higher prices for bonds, and the Lehman Brothers Aggregate Bond Index, a benchmark for the overall market for taxable bonds, earned a total return of 11.5%, equal to an astounding 10% after inflation.

       The rate decline was steepest for U.S. Treasury notes and bonds, whose yields fell by 1.4 to 1.7 percentage points. Treasury prices benefited from a slight decline in supply due to the $70 billion surplus achieved by the federal government, its first year "in the black" since 1969. Also, Treasury securities benefited late in the fiscal year from a "flight to safety" among investors shying away from riskier investments, including U.S. and foreign stocks and lower-quality bonds. The result was a widening in interest-rate spreads between Treasuries and corporate or mortgage-backed bonds. Treasury yields fell so far that by fiscal year-end, they were nearly as low as yields on comparable municipal bonds, even though interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

The general downturn of the world's stock markets in July and August changed returns for the fiscal year from marvelous to mediocre for investors in U.S. and European stocks. Elsewhere, the slump changed things from bad to horrendous.

       As a group, European stocks earned 8.8% in U.S.-dollar terms, thanks to a gain of about 5% from a strengthening of most currencies against the dollar. European stocks benefited from firmer economic growth, increased corporate restructuring and merger activity, and heightened optimism about the long-term impact of the euro, a common currency due to be adopted in 1999 by 11 nations. Markets in Norway (-40%) and Sweden (-11%) were notable exceptions to the general rise in European equities.

       Japan's stock market, wracked by recession and a shaky banking system, declined 33% in U.S.-dollar terms. As bad as it was, Japan's showing actually was the Pacific region's second-best, after Australia (-18%). Declines elsewhere ranged from about 40% in Taiwan to more than 60% in South Korea, Thailand, and Malaysia. Most of the world's emerging markets--which are particularly vulnerable to slowing global growth and currency instability-- suffered sharp reverses, including our neighbor and key trading partner, Mexico (-42%), as well as Venezuela (-66%), Argentina (-35%), and Brazil and Chile (both -48%).

REPORT FROM VANGUARD
FIXED INCOME GROUP
MONEY MARKET PORTFOLIO AND HIGH-GRADE BOND PORTFOLIO

THE INVESTING ENVIRONMENT

During the fiscal year ended September 30, 1998, we saw yields on long-term Treasury bonds tumble below 5% while the nation's unemployment rate was falling to as low as 4.3%. Throughout this extraordinary period--marked by low interest rates, robust growth, and high employment--inflation remained subdued, giving the Federal Reserve reason to leave its monetary policy alone until the next-to-last day of the fiscal year. The decline in interest rates during the year boosted returns for bond investors, while money market funds continued to produce high inflation-adjusted returns.

       Certainly, a variety of events gave us cause for concern. The economic crisis in Asia worsened early in the fiscal year and was followed by economic turmoil in Russia. Although these events were alarming, there has been little visible indication that economic prosperity in the United States is at risk. Wages are rising and unemployment continues to hover around levels not seen since the 1960s. This "feel good" atmosphere translated into a rising level of consumer spending within the United States. Federal Reserve Chairman Alan Greenspan went so far as to suggest in remarks to Congress that higher interest rates might be necessary to slow our economy.

       However, late in the summer of 1998, Russia devalued its currency and defaulted on its debt. Brazil, concerned about its ability to finance its debt, began looking to the International Monetary Fund for assistance. In the United States, lenders turned cautious. Early signs of a credit crunch have appeared, as evidenced by the widening spread between the yields of corporate bonds and those of U.S. Treasury securities. There are additional concerns that turmoil in our equity markets may make consumers more cautious and result in lower spending. Near the end of the fiscal year, the markets were further shaken when news emerged that certain highly leveraged hedge funds were having difficulty meeting their financial commitments.

       On September 29, the Federal Reserve acknowledged the severity of deteriorating conditions and reduced the federal funds rate on overnight loans between banks by a quarter of a percentage point, to 5.25%. In its announcement, the Fed cited concern about "increasing weakness in foreign economies and ... less accommodative financial conditions domestically." While helpful, a quarter-point reduction in rates is not very stimulative. (The Federal Reserve cut rates a further one-quarter of a percentage point on October 15.)

THE MONEY MARKET PORTFOLIO

During the course of the fiscal year, we increased the average maturity of the Money Market Portfolio's holdings--from 44 days at the start of the period to

61 days at midyear on March 31, and to 75 days as of September 30. We anticipated that the Federal Reserve would act to reduce interest rates, and by lengthening the maturity of the portfolio we enabled it to maintain a higher rate of return in a declining interest rate environment. As is our custom, we continue to invest only in high-quality issues and to shun the minimal return advantage offered by others. Because of the significant expense advantage of the Vanguard portfolios over our competitors, we can continue to offer you superior investment returns while holding to our quality standards.

THE HIGH-GRADE BOND PORTFOLIO

During the second half of the fiscal year, bond yields declined significantly. At the shorter end of the maturity scale, the yield curve on Treasury securities flattened; yields on 3-month Treasury bills dropped by 0.76 percentage point (76 basis points) while yields on 2-year Treasury notes declined by about 1.3 percentage points. On longer maturities, the Treasury yield curve steepened, since 30-year Treasury bond yields decreased by 1.0 percentage point, about 30 basis points less than the drop on 2-year notes. The rate decline was due mainly to continued low inflation and expectations that the U.S. economy will weaken in 1999.

       For the 12 months ended September 30, 1998, yields declined by 1.5 percentage points for 2-year notes, by 1.7 percentage points for 10-year bonds, and by 1.4 percentage points for 30-year bonds.

       Returns for the Lehman Aggregate Bond Index and its key sectors for the 6- and 12-month periods ended September 30 are shown in the table below. As the table indicates, the best-performing category for both the second half of the fiscal year and the full 12 months was government bonds. The spread between yields on corporate bonds and Treasuries widened significantly, primarily because of fears of a weaker U.S. economy in 1999. Corporate issues underperformed Treasuries because the prices of the former didn't rise as much as Treasury prices, a difference that more than offset the higher yields paid on corporate bonds. Mortgage-backed securities did not perform as well as government or corporate bonds because lower interest rates led to a spurt of mortgage refinancing and thus hurt the prices of mortgage bonds.

--------------------------------------------------------------------------
                                                   TOTAL RETURNS: PERIODS
                                                  ENDED SEPTEMBER 30, 1998
                                                --------------------------
                                                  6 MONTHS       12 MONTHS
--------------------------------------------------------------------------
Lehman Aggregate Bond Index                         6.66%          11.51%
  Government Sector                                 8.31           13.59
  Corporate Sector                                  6.30           11.07
  Mortgage-Backed Securities Sector                 4.41            8.62
--------------------------------------------------------------------------

       The High-Grade Bond Portfolio is designed to closely replicate the performance of the Lehman Aggregate Bond Index. The portfolio's returns of 6.64% for the second half of the year and 11.36% for the full 12 months trailed the index returns of 6.66% and 11.51% by 2 basis points and 15 basis points, respectively. When our returns are adjusted for expenses and transaction costs (neither of which affects the theoretical index), the portfolio outperformed the index by about 20 basis points for the six months and by about 30 basis points for the full fiscal year.

       As of September 30, 1998, the portfolio had about 31% of assets invested in government bonds, 33% in corporate bonds, 4% in dollar-denominated foreign bonds, and 32% in mortgage-backed securities.

David R. Glocke, Principal
Kenneth E. Volpert, Principal

October 16, 1998


INVESTMENT PHILOSOPHY

MONEY MARKET PORTFOLIO

The adviser believes a portfolio can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, and the U.S. government.

HIGH-GRADE BOND PORTFOLIO

The adviser believes a portfolio can provide sustainable, high levels of current income by holding an extremely well-diversified group of U.S. government, corporate, and mortgage-backed bonds that parallels the performance of the Lehman Brothers Aggregate Bond Index.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP
HIGH YIELD BOND PORTFOLIO

For the 6- and 12-month periods ended September 30, 1998, the High Yield Bond Portfolio produced total returns of -1.6% and +3.9%, respectively. Yields on 10-year U.S. Treasury securities have fallen approximately 170 basis points (1.7 percentage points) since September 30, 1997, and have declined 123 basis points since we wrote to you last April. This sharp drop in yields established a robust environment for high-quality fixed-income securities. However, the market for below-investment-grade, or high-yield, bonds is a hybrid one, at times. Under some market conditions, it follows the direction of the stock market, and at other times it behaves in similar fashion to the bond market. When the stock market is very volatile, as we have witnessed recently, below-investment-grade bonds usually perform more like stocks. But when the stock and bond markets are reasonably stable, high-yield bonds tend to trade more like investment-grade bonds.

       With interest rates falling over the last year and concerns rising about a possible economic slowdown, the high-yield market has lagged noncallable long-term investment-grade bonds. If the economy slows, companies' profits usually fall along with their ability to pay down debt. In addition, investors in high-yield bonds began worrying that the stock market's tumble would make it harder for companies with sizable debt to raise capital by selling stock. With many investors less-inclined to take on risk in light of the recent volatility in the global capital markets, new issues of high-yield bonds have virtually disappeared.

       Our view is that economic growth will moderate this year, but will not slow enough to cause default rates on high-yield bonds to rise sharply. Companies with stable cash flows should outperform those issuers that are more economically sensitive. We do not anticipate any major problems in the economy that would cause your portfolio to suffer meaningful deterioration in credit quality.

       We remain very selective with respect to credit quality in buying securities. We are avoiding bonds issued by the smaller start-up companies, and continue to emphasize the higher-quality end of the spectrum of below-investment-grade bonds.

       We perform in-depth credit research on a company-by-company basis, and we emphasize diversification. The High Yield Bond Portfolio owns issues representing a broad range of industries and companies. Our holdings continue to be dominated by cash-paying issues rated B or better. There are no holdings of bonds from issuers in emerging market countries.

Earl E. McEvoy, Senior Vice President and
Portfolio Manager

October 14, 1998

INVESTMENT PHILOSOPHY

The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP
BALANCED PORTFOLIO

The Balanced Portfolio provided a return of 7.3% during the fiscal year ended September 30, 1998. The stock market increased moderately in value during the year, slowing down after the double-digit gains of previous years. The equity portion of the portfolio, which equaled 63% of assets on September 30, returned 2.5% for the 12 months. The fixed-income segment, making up the remaining 37%, gained 16.2% because of a sharp decline in interest rates.

       The portfolio's equities, which had an average dividend yield of 2.6% as of the end of the fiscal year, continue to reflect our emphasis on owning high-quality investments across a number of sectors. Our holdings are most heavily weighted in the financial- services, industrial/commercial, materials, health-care, and energy sectors. During the past 12 months, the portfolio benefited from its exposure to the consumer staples and financial-services sectors, but suffered in comparison to the broad stock market because of our underrepresentation in the fast-growing technology sector. Because of our focus on dividend-paying stocks, we usually are underweighted in technology stocks, whose dividend yields are low or nonexistent.

       During the year we reduced the portfolio's exposure to the financial-services sector, and increased holdings in the energy and information technology sectors. New names in these sectors include Halliburton, the oil-services firm, and Motorola, a premier maker of wireless communications equipment. We continue to be concerned about the high valuation of equities in general, and therefore are keeping our stock weighting near the low end of its customary range of 60% to 70% of the portfolio's assets.

       Bond yields fell sharply during the fiscal year, as inflation continued to recede and worldwide economic and financial conditions weakened. Current yields are low, and we believe they have much less room to fall, so we expect to reduce the average maturity of the portfolio's bond holdings. We also have reduced our exposure to U.S. Treasury securities in favor of high-quality corporate bonds, which are now priced far more attractively than they were 12 months ago.

       The earnings growth of U.S. companies has slowed considerably in 1998, and we expect only moderate gains in earnings next year. The difficulties experienced in overseas economies, particularly in Asia, will have a negative impact on earnings growth. The domestic economy has grown rapidly in recent years, and a slowdown is to be expected. We note that inflation remains low despite the low unemployment rate.

       In short, the portfolio is maintaining a conservative stance toward the financial markets, although we are optimistic about the long-term outlook of our investments.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
Paul D. Kaplan, Senior Vice President
and Portfolio Manager

October 14, 1998


INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed-income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

REPORT FROM NEWELL ASSOCIATES
EQUITY INCOME PORTFOLIO


For much of the fiscal year ended September 30, 1998, rising prices for a small group of large growth stocks kept investors calm in the face of a pervasive deterioration in the broader market. Late in the period, however, complacency evaporated as troubles in Japan and in emerging-market economies threatened to choke off profit growth in U.S. companies. The S&P 500 Index fell almost 10% during the July-September quarter. The Equity Income Portfolio declined much less, as it characteristically does in times of market weakness. The portfolio thus outperformed the S&P 500 Index in both the 6-month and 12-month periods ended September 30. For the fiscal year, the portfolio earned 11.2% versus 9.0% for the S&P 500 and 0.1% for the average equity income fund.

PORTFOLIO REVIEW

Growth-seeking investors shunned several of our largest stock groups during much of the fiscal year. However, most of the holdings in these groups had defensive characteristics--above-average dividend yields and little exposure to problems in Asia and emerging markets. As a result, when the stock market fell during July and August, stocks in these groups--including telecommunications, pharmaceuticals, and electric companies-- performed relatively well because investors saw them as safe havens.

       The leaders in these areas were the large telecommunications stocks, which continued to report surprisingly good earnings growth and made the biggest contribution to the portfolio's performance during the fiscal year. The large pharmaceutical stocks fared well in both the up and down phases of the market. Although their valuations are higher now than for some years past, these stocks are still viewed as defensive, since people take care of their health even during recessions. Electric companies--investment outcasts for several years because of deregulation worries--regained some of their old standing as relatively low-risk holdings. They continue to provide very high dividend yields. Bank stocks, on the other hand, which were leaders during the market's advance, suffered more than most during the decline because of fears that a slowing economy would reduce profitability.

       There is no doubt that the times are extraordinary. Even veteran market watchers acknowledge that there is no precedent for the current world economic and financial conditions and that the risk level has risen. Considering the global turmoil, U.S. stock investors display remarkably little fear, and despite the drama of its recent decline, the stock market's overall valuation level remains high. While this is not a time to flee common stocks, it is also not a time to take big risks in them. When uncertainty is elevated, as it now is, a good prescription for keeping risk down is to own a diversified portfolio of large U.S.-based companies with above-average yields and long, successful histories, managed under a disciplined investment strategy. This is what the Equity Income Portfolio is all about.

Roger D. Newell, Chairman

October 14, 1998

INVESTMENT PHILOSOPHY

The adviser believes that a portfolio made up of undervalued stocks, whose dividend yields compared to the overall market are above-average, both currently and in relation to historical norms, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

REPORT FROM LINCOLN CAPITAL
MANAGEMENT COMPANY
GROWTH PORTFOLIO

Six months ago, we reported a banner 20.4% return for the first half of the Growth Portfolio's fiscal year, a result that bested most appropriate indexes. Our second-half decline of nearly 3% resulted in a 17.4% return for the 12 months ended September 30, making this a merely good year. Our returns during the second half and for the full fiscal year remained ahead of most indexes.

       Despite the market's volatility during the year, Lincoln Capital maintained its basic investment philosophy, further honed its process for selecting stocks, and enjoyed stability among its professional staff. The philosophy, summarized in the box on this page, is inviolate. The Profile on page 34 reflects the portfolio's key characteristics. Our stock-selection process focuses on growth in cash flow and capital productivity. Lincoln's sector specialists drive the process through their fundamental research and recommendations, with oversight provided by the full team. Our investment staff still numbers ten, with one recent change--the analyst who covers the retail sector. All of the investment professionals have at least ten years' experience and all possess exceptional credentials.

       There were two meaningful changes in the portfolio's sector diversification during the past six months. Consumer nondurables declined 5% and retail rose 4%, each to levels close to the sector proportions in the growth indexes. The portfolio's ten largest holdings constituted 37% of net assets on September 30, essentially unchanged from March 31. The number of issues held rose from 68 to 75, with most of the additions in the retail sector. The top ten holdings changed only slightly. New to the list was Philip Morris (a stock we had already held). Dropping from the list: Dell (which we still hold).

       In keeping with the expectations of participants in the Vanguard Variable Insurance Fund, the Growth Portfolio will normally be fully invested in stocks.

Dave Fowler, Portfolio Manager
Parker Hall, Portfolio Manager

October 9, 1998

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies whose stocks sell at reasonable prices considering their expected earnings and compared to values in the broad stock market.

REPORT FROM GRANAHAN INVESTMENT
MANAGEMENT, INC.
SMALL COMPANY GROWTH PORTFOLIO

The final months of the fiscal year ended September 30, 1998, were characterized by extreme pessimism regarding stocks in general and small-capitalization stocks in particular. This gloominess resulted primarily from anxieties generated by the implosions occurring in many foreign economies. While fundamentals of individual companies are being scrutinized as to the actual--and potential--impact of such contractions, a bigger factor in the general slump in small-cap stock prices was the flight toward the perceived safety of other securities. At some point, however, compelling value relative to other securities should result in higher prices for those small companies that prove to have durable earnings. Identifying such stocks is our highest priority.

A REVIEW OF PERFORMANCE

The steep decline in the Small Company Growth Portfolio during the last half of our fiscal year overwhelmed the modest positive return we had achieved during the first half. On a positive note, our returns for both periods exceeded those of our benchmark index, which comprises stocks held by the nation's largest small-cap growth stock funds.

       Consumer stocks (24% of the portfolio's assets) during the year were under severe pressure, especially late in our fiscal year when investors began to worry about a potential slowdown in consumer spending. In the case of some stocks, such as St. John Knits and The North Face, company-specific problems led us to reduce, or eliminate, our holdings.

       During the fiscal year, our investments in technology stocks (16% of assets) produced mixed results but, on balance, hurt our performance. Results, good or bad, were driven by earnings reports, with Remedy (software), STB (components), and Davox (telecommunications) among the disappointments and American Power Conversion (backup power), Synopsys (design software), and Plantronics (headsets) among the technology-related companies that met expectations.

---------------------------------------------------------------------------
                                                    TOTAL RETURNS: PERIODS
                                                   ENDED SEPTEMBER 30, 1998
                                                  -------------------------
                                                  6 MONTHS        12 MONTHS
---------------------------------------------------------------------------
Small Company Growth Portfolio                     -22.5%          -20.1%
---------------------------------------------------------------------------
Small Company Growth
  Fund Stock Index                                 -27.2%          -23.0%
---------------------------------------------------------------------------

       Health-care stocks (19% of assets) during the year performed quite well as the biotechnology sector came to life; our new positions in Biogen, Genzyme, and also PathoGenesis contributed significantly during the second half.

       Other positive contributors during the fiscal year were business services companies (9% of assets), including two within the broader technology sector--Concord EFS (transaction processing) and Acxiom (data warehousing).

       While troubled stocks often appear to offer compelling prices, we believe that the real values lie in those companies able to keep increasing their earnings over time. We thus emphasize firms with strong internal growth prospects. Our companies'

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $1 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.

earnings have grown in the aggregate by more than 20% in the last 12 months. With the average price/earnings ratio (based on the latest 12 months' earnings) of our companies now down to 17.6, from 24.2 last March, prices are definitely more attractive today. Although the world economic situation has made forecasting earnings even more difficult, we believe our companies are capable of continuing to grow in 1999, albeit at a slower rate.

John J. Granahan, Portfolio Manager
Gary C. Hatton, Assistant Portfolio Manager
Jane M. White, Assistant Portfolio Manager

October 13, 1998

REPORT FROM SCHRODER CAPITAL
MANAGEMENT INTERNATIONAL
INTERNATIONAL PORTFOLIO

The International Portfolio declined 8.7% during the fiscal year ended September 30, 1998. This was slightly behind the 8.1% decline of the MSCI EAFE Index, but bested the 10.4% drop of the average international stock mutual fund.

       We moved early in the summer to more defensive European investments, a shift that I mentioned in my report six months ago. We also increased the portfolio's cash reserves to the upper end of our usual range. These steps partially protected the portfolio during the sharp summer decline that swept world markets. For the period March 31-September 30, the International Portfolio's 10.9% decline compares to a 13.2% fall by the EAFE Index and a 15.5% decline for the average international fund.

       Lower economic growth in developing countries may materially reduce growth in Europe and Japan, just as it may affect the United States. The trade links are smaller than often supposed, so the immediate impact of weakened developing economies on the big, established ones is quite modest. However, if the secondary impact is a decline in confidence, the situation could worsen in coming months.

       Continental Europe is the only region enjoying an economic upswing at the moment. That is why we have approximately 60% of the portfolio's net assets invested there. To reduce risk from a falloff in Europe's trade with other regions, we have focused recently on companies with predominantly local business exposure. For example, about 16% of the portfolio is invested in European utilities, mostly in the fast-growing telecommunications area.

       We have a further 12% invested in the United Kingdom, a smaller position than that of many other international funds. The U.K. economy is probably heading for a period of little or no growth in 1999, and it seems too soon to anticipate recovery.

       We have also been highly selective in Japan; indeed, one stock, Fuji Photo Film, represents a quarter of our 13% exposure there. Japan retains the potential for a significant recovery, but we don't expect it to occur just yet. Japanese stocks are already very cheap on the basis of underlying asset values, but during the current recession these assets have been generating miserable profits. Although the Japanese government recently announced new measures to stimulate the economy, these are poorly targeted. It will take something more to spark a sustainable revival in consumer confidence.

       Finally, we have significantly reduced exposure to the rest of Asia--now about 2.5% of the portfolio's net assets. These countries need export growth to spur recovery, and the outlook has deteriorated in recent months.

       In our opinion, this is not a time for excessive risk-taking, and we retain a defensive stance in the portfolio at present.

Richard Foulkes

October 14, 1998

INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.

PERFORMANCE SUMMARY
MONEY MARKET PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


TOTAL INVESTMENT RETURNS: MAY 2, 1991-SEPTEMBER 30, 1998

------------------------------------------------------------------------
                        MONEY MARKET PORTFOLIO                   AVERAGE
                                                                 FUND*
FISCAL          CAPITAL         INCOME           TOTAL           TOTAL
YEAR            RETURN          RETURN          RETURN           RETURN
------------------------------------------------------------------------
1991             0.0%            2.3%             2.3%             2.3%
1992             0.0             4.1              4.1              3.8
1993             0.0             3.1              3.1              2.6
1994             0.0             3.6              3.6              3.1
1995             0.0             5.8              5.8              5.3
1996             0.0             5.5              5.5              4.9
1997             0.0             5.5              5.5              4.9
1998             0.0             5.6              5.6              4.9
------------------------------------------------------------------------

*Average Money Market Fund.

See Financial Highlights table on page 46 for dividend information for the past five years.

SEC Seven-Day Annualized Yield (9/30/1998): 5.37%

CUMULATIVE PERFORMANCE: MAY 2, 1991-SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
[GRAPHIC]

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                PERIODS ENDED SEPTEMBER 30, 1998
                                                               ----------------------------------
                                                                                          SINCE      FINAL VALUE OF A
                                                               1 YEAR       5 YEARS     INCEPTION   $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------------
         Money Market Portfolio                                 5.60%        5.19%        4.79%          $14,142
         Average Money Market Fund                              4.93         4.61         4.28            13,646
         Salomon Smith Barney 3-Month Treasury Index            5.22         5.03         4.61            13,964
----------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998

----------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE INCEPTION
                                             INCEPTION                                 -------------------------------
                                                DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
----------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                        5/2/1991        5.60%       5.19%         0.00%        4.79%       4.79%
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
HIGH-GRADE BOND PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolio could lose money.

TOTAL INVESTMENT RETURNS: APRIL 29, 1991-SEPTEMBER 30, 1998
------------------------------------------------------------------------
                       HIGH-GRADE BOND PORTFOLIO                  LEHMAN*
FISCAL          CAPITAL        INCOME            TOTAL            TOTAL
YEAR            RETURN         RETURN            RETURN           RETURN
------------------------------------------------------------------------
1991             2.4%            3.1%              5.5%             6.2%
1992             4.2             7.3              11.5             12.6
1993             3.3             6.3               9.6             10.0
1994            -8.9             5.6              -3.3             -3.2
1995             6.6             7.2              13.8             14.1
1996            -1.7             6.5               4.8              4.9
1997             2.7             6.9               9.6              9.7
1998             4.7             6.7              11.4             11.5
------------------------------------------------------------------------

*Lehman Aggregate Bond Index.

See Financial Highlights table on page 47 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: APRIL 29, 1991-SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
[GRAPHIC]


                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED SEPTEMBER 30, 1998
                                                                 -----------------------------------
                                                                                                           FINAL VALUE OF A
                                                                  1 YEAR       5 YEARS   SINCE INCEPTION  $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------------------
         High-Grade Bond Portfolio                                 11.36%       7.08%         8.36%              $18,149
         Average Intermediate-Term U.S. Government Fund            10.53        5.86          7.42                17,016
         Lehman Aggregate Bond Index                               11.51        7.21          8.74                18,631
----------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION
                                            INCEPTION                                 ------------------------------
                                               DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------
High-Grade Bond Portfolio                    4/29/1991      11.36%       7.08%         1.67%        6.69%       8.36%
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
HIGH YIELD BOND PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 3, 1996-SEPTEMBER 30, 1998
-------------------------------------------------------------------------
                     HIGH YIELD BOND PORTFOLIO                    LEHMAN*
FISCAL         CAPITAL         INCOME            TOTAL            TOTAL
YEAR           RETURN          RETURN            RETURN           RETURN
-------------------------------------------------------------------------
1996             1.5%            3.1%              4.6%             3.7%
1997             4.4             9.7              14.1             14.5
1998            -4.6             8.5               3.9              1.7
-------------------------------------------------------------------------

*Lehman High Yield Bond Index.

See Financial Highlights table on page 47 for dividend and capital gains information since the portfolio's inception.

CUMULATIVE PERFORMANCE: JUNE 3, 1996-SEPTEMBER 30, 1998
-------------------------------------------------------------------------
[GRAPHIC]


                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                                   PERIODS ENDED SEPTEMBER 30, 1998
                                                                  -----------------------------------      FINAL VALUE OF A
                                                                  1 YEAR              SINCE INCEPTION     $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------------------
         High Yield Bond Portfolio                                 3.85%                  9.66%                 $12,392
         Average High Yield Bond Fund                             -1.77                   7.56                   11,847
         Lehman High Yield Bond Index                              1.67                   8.41                   12,067
----------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998
------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                              INCEPTION                   ------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME      TOTAL
------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio                                      6/3/1996      3.85%         0.49%        9.17%       9.66%
------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
BALANCED PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolio could lose money.

TOTAL INVESTMENT RETURNS: MAY 23, 1991-SEPTEMBER 30, 1998
-------------------------------------------------------------------------
                   BALANCED PORTFOLIO                           COMPOSITE
                                                                  INDEX*
FISCAL          CAPITAL        INCOME           TOTAL             TOTAL
YEAR            RETURN         RETURN           RETURN            RETURN
-------------------------------------------------------------------------
1991              2.5%           0.0%              2.5%             2.8%
1992              5.7            4.6              10.3             12.3
1993              7.2            6.9              14.1             13.7
1994             -0.8            3.5               2.7             -0.4
1995             18.5            5.2              23.7             26.6
1996             11.1            4.2              15.3             14.3
1997             26.0            1.6              27.6             30.2
1998              3.7            3.6               7.3             11.5
-------------------------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.

See Financial Highlights table on page 48 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: MAY 23, 1991-SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
[GRAPHIC]

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                                   PERIODS ENDED SEPTEMBER 30, 1998
                                                                  ----------------------------------
                                                                                             SINCE      FINAL VALUE OF A
                                                                  1 YEAR       5 YEARS     INCEPTION   $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
         Balanced Portfolio                                        7.26%        14.90%       13.77%         $25,832
         Average Balanced Fund                                     3.26         11.31        11.38           22,091
         Composite Index*                                         11.52         15.92        14.72           27,466
         S&P 500 Index                                             9.05         19.91        17.40           32,542
-------------------------------------------------------------------------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998
------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                INCEPTION                                 ------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                               5/23/1991       7.26%      14.90%         9.74%        4.03%      13.77%
------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
EQUITY INDEX PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolio could lose money.

TOTAL INVESTMENT RETURNS: APRIL 29, 1991-SEPTEMBER 30, 1998
------------------------------------------------------------------------
                        EQUITY INDEX PORTFOLIO                   S&P 500
FISCAL           CAPITAL         INCOME           TOTAL           TOTAL
YEAR             RETURN          RETURN          RETURN           RETURN
------------------------------------------------------------------------
1991              4.5%            0.0%             4.5%             5.4%
1992              8.3             2.4             10.7             11.1
1993              9.5             3.2             12.7             13.0
1994              0.8             2.7              3.5              3.7
1995             26.6             2.9             29.5             29.7
1996             17.8             2.4             20.2             20.3
1997             38.9             1.4             40.3             40.4
1998              7.5             1.5              9.0              9.0
------------------------------------------------------------------------

See Financial Highlights table on page 48 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: APRIL 29, 1991-SEPTEMBER 30, 1998
---------------------------------------------------------
[GRAPHIC]


                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                   PERIODS ENDED SEPTEMBER 30, 1998
                                                                  ---------------------------------
                                                                                             SINCE      FINAL VALUE OF A
                                                                  1 YEAR       5 YEARS     INCEPTION   $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
         Equity Index Portfolio                                    8.97%        19.76%       17.03%         $32,131
         Average Growth and Income Fund                           -0.09         15.24        14.40           27,139
         S&P 500 Index                                             9.05         19.91        17.35           32,780
-------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                                 -------------------------------
                                                   DATE         1 YEAR       5 YEARS       CAPITAL       INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio                           4/29/1991       8.97%        19.76%        14.77%        2.26%      17.03%
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
EQUITY INCOME PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 7, 1993-SEPTEMBER 30, 1998
------------------------------------------------------------------------
                        EQUITY INCOME  PORTFOLIO                 S&P 500
FISCAL          CAPITAL          INCOME          TOTAL            TOTAL
YEAR            RETURN           RETURN          RETURN           RETURN
------------------------------------------------------------------------
1993              5.7%            1.1%             6.8%             3.4%
1994             -4.8             3.2             -1.6              3.7
1995             20.0             5.7             25.7             29.7
1996             14.8             4.3             19.1             20.3
1997             36.6             1.5             38.1             40.4
1998              8.7             2.5             11.2              9.0
------------------------------------------------------------------------

See Financial Highlights table on page 49 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JUNE 7, 1993-SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
[GRAPHIC]

                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED SEPTEMBER 30, 1998
                                                                  ----------------------------------
                                                                                             SINCE      FINAL VALUE OF A
                                                                  1 YEAR       5 YEARS     INCEPTION   $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
         Equity Income Portfolio                                  11.19%        17.71%       18.03%         $24,135
         Average Equity Income Fund                                0.10         13.79        14.03           20,093
         S&P 500 Index                                             9.05         19.91        19.37           25,630
-------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                INCEPTION                                 -------------------------------
                                                   DATE         1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio                          6/7/1993       11.19%        17.71%        14.55%        3.48%     18.03%
-------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
GROWTH PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 7, 1993-SEPTEMBER 30, 1998
------------------------------------------------------------------------
                         GROWTH  PORTFOLIO                       S&P 500
FISCAL          CAPITAL         INCOME           TOTAL            TOTAL
YEAR            RETURN          RETURN           RETURN           RETURN
------------------------------------------------------------------------
1993              2.6%            0.0%             2.6%             3.4%
1994              5.2             0.7              5.9              3.7
1995             30.7             1.3             32.0             29.7
1996             26.4             1.4             27.8             20.3
1997             27.4             1.4             28.8             40.4
1998             16.3             1.1             17.4              9.0
------------------------------------------------------------------------

See Financial Highlights table on page 49 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JUNE 7, 1993-SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
[GRAPHIC]

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED SEPTEMBER 30, 1998
                                                                  ----------------------------------
                                                                                             SINCE      FINAL VALUE OF A
                                                                  1 YEAR       5 YEARS     INCEPTION   $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio                                      17.37%       21.97%       21.13%            $27,696
         Average Growth Fund                                   -1.44        14.25        14.74              20,771
         S&P 500 Index                                          9.05        19.91        19.37              25,630
-------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998
------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                                ------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                 6/7/1993      17.37%        21.97%        20.04%       1.09%      21.13%
------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
SMALL COMPANY GROWTH PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 3, 1996-SEPTEMBER 30, 1998
------------------------------------------------------------------------
                    SMALL COMPANY GROWTH PORTFOLIO                INDEX*
FISCAL          CAPITAL          INCOME          TOTAL            TOTAL
YEAR            RETURN           RETURN          RETURN           RETURN
------------------------------------------------------------------------
1996             -1.6%            0.0%            -1.6%            -4.4%
1997             21.6             0.6             22.2             33.5
1998            -20.4             0.3            -20.1            -23.0
------------------------------------------------------------------------

*Russell 2000 Index through July 1997; Small Company Growth Fund Stock Index thereafter.

See Financial Highlights table on page 50 for dividend information since the portfolio's inception.

CUMULATIVE PERFORMANCE: JUNE 3, 1996-SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
[GRAPHIC]

                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                   PERIODS ENDED SEPTEMBER 30, 1998
                                                                  ----------------------------------    FINAL VALUE OF A
                                                                  1 YEAR              SINCE INCEPTION  $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
         Small Company Growth Portfolio                           -20.10%                 -1.72%            $  9,604
         Average Small Company Growth Fund                        -20.79                   0.07               10,016
         Small Company Index*                                     -23.01                  -0.74                9,830
-------------------------------------------------------------------------------------------------------------------------

*Russell 2000 Index through July 1997; Small Company Growth Fund Stock Index thereafter.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998
------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                              INCEPTION                   ------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME      TOTAL
------------------------------------------------------------------------------------------------------------------------
Small Company Growth Portfolio                                 6/3/1996     -20.10%       -2.05%        0.33%      -1.72%
------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
INTERNATIONAL PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 3, 1994-SEPTEMBER 30, 1998
-------------------------------------------------------------------------
                       INTERNATIONAL PORTFOLIO                  MSCI EAFE
FISCAL          CAPITAL         INCOME           TOTAL            TOTAL
YEAR            RETURN          RETURN           RETURN           RETURN
-------------------------------------------------------------------------
1994              3.1%            0.0%             3.1%             0.1%
1995             10.6             0.6             11.2              6.1
1996             11.8             1.6             13.4              8.9
1997             17.2             1.4             18.6             12.5
1998            -10.0             1.3             -8.7             -8.1
-------------------------------------------------------------------------

See Financial Highlights table on page 50 for dividend and capital gains information since the portfolio's inception.


CUMULATIVE PERFORMANCE: JUNE 3, 1994-SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
[GRAPHIC]


                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                                   PERIODS ENDED SEPTEMBER 30, 1998
                                                                  ----------------------------------    FINAL VALUE OF A
                                                                  1 YEAR              SINCE INCEPTION  $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
         International Portfolio                                   -8.74%                  8.20%             $14,063
         Average International Stock Fund                         -10.40                   4.95               12,325
         MSCI EAFE Index                                           -8.08                   4.22               11,960
-------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998
------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                              INCEPTION                   ------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME      TOTAL
------------------------------------------------------------------------------------------------------------------------
International Portfolio                                        6/3/1994     -8.74%         7.08%        1.12%       8.20%
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
MONEY MARKET PORTFOLIO


This Profile provides a snapshot of the portfolio's characteristics as of September 30, 1998. Key elements of this Profile are defined below and on page 27.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Yield                                                 5.4%
Average Maturity                                   75 days
Average Quality                                        Aa1
Expense Ratio                                        0.20%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
----------------------------------------------------------
Certificates of Deposit                               27.4%
Commercial Paper                                      38.0
Treasury/Agency                                       28.2
Other                                                  6.4
----------------------------------------------------------
Total                                                100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------------------
Treasury/Agency                                       28.2%
Aaa                                                    9.6
Aa                                                    48.7
A                                                     13.5
Baa                                                    0.0
Ba                                                     0.0
B                                                      0.0
Not Rated                                              0.0
----------------------------------------------------------
Total                                                100.0%



AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes. For equity portfolios, the attributes are market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend). For fixed-income portfolios, the attributes are average maturity (short, medium, or long) and average credit quality (high, medium, or low).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

PORTFOLIO PROFILE
HIGH-GRADE BOND PORTFOLIO


This Profile provides a snapshot of the portfolio's characteristics as of September 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 26 and 27.


FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                HIGH-GRADE          LEHMAN
                                      BOND          INDEX*
----------------------------------------------------------
Number of Issues                       739           6,932
Yield                                 5.6%            5.4%
Yield to Maturity                     5.2%              --
Average Coupon                        7.6%            7.0%
Average Maturity                 8.4 years       8.5 years
Average Quality                        Aa1             Aaa
Average Duration                 4.3 years       4.3 years
Expense Ratio                        0.28%              --
Cash Reserves                         1.7%              --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPHIC]

VOLATILITY MEASURES
                                HIGH-GRADE          LEHMAN
                                      BOND          INDEX*
----------------------------------------------------------
R-Squared                             0.99            1.00
Beta                                  0.99            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------------------
Treasury/Agency                                       30.5%
Aaa                                                   39.1
Aa                                                     8.2
A                                                     11.4
Baa                                                   10.7
Ba                                                     0.1
B                                                      0.0
Not Rated                                              0.0
----------------------------------------------------------
Total                                                100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
----------------------------------------------------------
Under 1 Year                                           3.2%
1-5 Years                                             45.3
5-10 Years                                            31.1
10-20 Years                                            5.6
20-30 Years                                           13.8
Over 30 Years                                          1.0
----------------------------------------------------------
Total                                                100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
----------------------------------------------------------
Asset-Backed                                           5.0%
Finance                                               12.6
Foreign                                                3.8
Industrial                                            10.7
Mortgage                                              32.5
Treasury/Agency                                       30.5
Utilities                                              4.9
----------------------------------------------------------
Total                                                100.0%

PORTFOLIO PROFILE
HIGH YIELD BOND PORTFOLIO


This Profile provides a snapshot of the portfolio's characteristics as of September 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 26 and 27.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                HIGH YIELD          LEHMAN
                                      BOND          INDEX*
----------------------------------------------------------
Number of Issues                       168           6,932
Yield                                 9.4%            5.4%
Yield to Maturity                     9.3%              --
Average Coupon                        9.0%            7.0%
Average Maturity                 7.9 years       8.5 years
Average Quality                         B1             Aaa
Average Duration                 5.2 years       4.3 years
Expense Ratio                        0.31%              --
Cash Reserves                         4.1%              --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPHIC]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------------------
Treasury/Agency                                        0.0%
Aaa                                                    0.0
Aa                                                     0.0
A                                                      0.0
Baa                                                    0.5
Ba                                                    42.5
B                                                     57.0
Not Rated                                              0.0
----------------------------------------------------------
Total                                                100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
----------------------------------------------------------
Under 1 Year                                           0.0%
1-5 Years                                              8.7
5-10 Years                                            85.3
10-20 Years                                            6.0
20-30 Years                                            0.0
Over 30 Years                                          0.0
----------------------------------------------------------
Total                                                100.0%


DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
----------------------------------------------------------
Asset-Backed                                           0.0%
Finance                                                5.2
Foreign                                                0.0
Industrial                                            89.6
Mortgage                                               0.0
Treasury/Agency                                        0.0
Utilities                                              5.2
----------------------------------------------------------
Total                                                100.0%

PORTFOLIO PROFILE
BALANCED PORTFOLIO


This Profile provides a snapshot of the portfolio's characteristics as of September 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 26 and 27.

TOTAL PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
Yield                                                  3.7%
Turnover Rate                                           31%
Expense Ratio                                         0.31%
Cash Reserves                                          1.4%

PORTFOLIO ASSET ALLOCATION
----------------------------------------------------------
[GRAPHIC]

TOTAL PORTFOLIO VOLATILITY MEASURES
----------------------------------------------------------
                                  BALANCED         S&P 500
----------------------------------------------------------
R-Squared                           0.89              1.00
Beta                                0.61              1.00

TEN LARGEST STOCKS (% OF EQUITIES)
----------------------------------------------------------
Pharmacia & Upjohn, Inc.                               3.0%
Wachovia Corp.                                         2.3
Xerox Corp.                                            2.2
Ford Motor Co.                                         2.2
CIGNA Corp.                                            2.1
Citicorp                                               2.1
International Business Machines Corp.                  2.0
U.S. Bancorp                                           2.0
E.I. du Pont de Nemours & Co.                          2.0
Johnson & Johnson                                      1.9
----------------------------------------------------------
Top Ten                                               21.8%
----------------------------------------------------------
Top Ten as % of Total Net Assets                      13.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------------------
                                                          SEPTEMBER 30, 1997              SEPTEMBER 30, 1998
                                                          --------------------------------------------------------
                                                               BALANCED               BALANCED             S&P 500
                                                          --------------------------------------------------------
Auto & Transportation                                             8.8%                   9.3%                3.0%
Consumer Discretionary                                            3.3                    5.5                10.3
Consumer Staples                                                  3.0                    3.5                 9.5
Financial Services                                               22.1                   16.6                16.3
Health Care                                                      11.1                   10.4                13.4
Integrated Oils                                                   9.3                   12.0                 7.0
Other Energy                                                      0.6                    2.2                 1.1
Materials & Processing                                           19.2                   15.0                 4.4
Producer Durables                                                 7.9                    7.1                 3.2
Technology                                                        1.3                    5.1                14.8
Utilities                                                         8.6                    9.7                11.7
Other                                                             4.8                    3.6                 5.3
------------------------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------------------
                                  BALANCED         S&P 500
----------------------------------------------------------
Number of Stocks                       106             500
Median Market Cap                   $19.2B          $43.4B
Price/Earnings Ratio                 19.4x           22.3x
Price/Book Ratio                      2.7x            4.0x
Dividend Yield                        2.6%            1.6%
Return on Equity                     18.4%           21.9%
Earnings Growth Rate                 14.9%           16.9%
Foreign Holdings                      7.2%            1.7%

EQUITY INVESTMENT FOCUS
----------------------------------------------------------
[GRAPHIC]

FIXED-INCOME CHARACTERISTICS
----------------------------------------------------------
                                                    LEHMAN
                                 BALANCED           INDEX*
----------------------------------------------------------
Number of Bonds                        110           6,932
Yield to Maturity                     6.0%              --
Average Coupon                        7.2%            7.0%
Average Maturity                17.8 years       8.5 years
Average Quality                        Aa3             Aaa
Average Duration                 9.2 years       4.3 years

*Lehman Aggregate Bond Index.

FIXED-INCOME INVESTMENT FOCUS
----------------------------------------------------------
[GRAPHIC]

DISTRIBUTION BY ISSUER (% OF BONDS)
----------------------------------------------------------
Asset-Backed                                           0.0%
Finance                                               20.1
Foreign                                                8.5
Industrial                                            36.0
Mortgage                                               1.1
Treasury/Agency                                       18.1
Utilities                                             16.2
----------------------------------------------------------
Total                                                100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
----------------------------------------------------------
Treasury/Agency                                       18.1%
Aaa                                                    8.0
Aa                                                    23.4
A                                                     36.5
Baa                                                   14.0
Ba                                                     0.0
B                                                      0.0
Not Rated                                              0.0
----------------------------------------------------------
Total                                                100.0%

PORTFOLIO PROFILE
EQUITY INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of September 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 26 and 27.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------------------
                                              EQUITY INDEX            S&P 500
-----------------------------------------------------------------------------
Number of Stocks                                       512                500
Median Market Cap                                   $43.4B             $43.4B
Price/Earnings Ratio                                 22.3x              22.3x
Price/Book Ratio                                      4.0x               4.0x
Yield                                                 1.4%               1.6%
Return on Equity                                     21.9%              21.9%
Earnings Growth Rate                                 16.9%              16.9%
Foreign Holdings                                      1.7%               1.7%
Turnover Rate                                           1%                 --
Expense Ratio                                        0.20%                 --
Cash Reserves                                         0.0%                 --

INVESTMENT FOCUS
-----------------------------------------------------------------------------

[GRAPH]


VOLATILITY MEASURES
-----------------------------------------------------------------------------
                                              EQUITY INDEX            S&P 500
-----------------------------------------------------------------------------
R-Squared                                             1.00               1.00
Beta                                                  1.00               1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------------------------
Microsoft Corp.                                             3.3%
General Electric Co.                                        3.2
Exxon Corp.                                                 2.1
Merck & Co., Inc.                                           1.9
Intel Corp.                                                 1.8
The Coca-Cola Co.                                           1.7
Pfizer, Inc.                                                1.7
Wal-Mart Stores, Inc.                                       1.5
International Business Machines Corp.                       1.5
Philip Morris Cos., Inc.                                    1.4
-----------------------------------------------------------------------------
Top Ten                                                    20.1

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------
                                    SEPTEMBER 30, 1997    SEPTEMBER 30, 1998
                                   ------------------------------------------
                                       EQUITY INDEX     EQUITY INDEX  S&P 500
                                   ------------------------------------------
Auto & Transportation                      3.6%              3.0%       3.0%
Consumer Discretionary                     9.5              10.3       10.3
Consumer Staples                          10.9               9.5        9.5
Financial Services                        16.9              16.3       16.3
Health Care                               10.7              13.4       13.4
Integrated Oils                            7.8               7.0        7.0
Other Energy                               1.5               1.1        1.1
Materials & Processing                     6.8               4.4        4.4
Producer Durables                          4.6               3.2        3.2
Technology                                13.2              14.8       14.8
Utilities                                  9.1              11.8       11.7
Other                                      5.4               5.2        5.3
-----------------------------------------------------------------------------

PORTFOLIO PROFILE
EQUITY INCOME PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of September 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 26 and 27.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------------------
                               EQUITY INCOME           S&P 500
-----------------------------------------------------------------------------
Number of Stocks                         106               500
Median Market Cap                     $26.3B            $43.4B
Price/Earnings Ratio                   20.1x             22.3x
Price/Book Ratio                        3.2x              4.0x
Yield                                   2.7%              1.6%
Return on Equity                       20.0%             21.9%
Earnings Growth Rate                    8.7%             16.9%
Foreign Holdings                        3.4%              1.7%
Turnover Rate                             6%                --
Expense Ratio                          0.36%                --
Cash Reserves                           1.2%                --

INVESTMENT FOCUS
-----------------------------------------------------------------------------

[GRAPH]

VOLATILITY MEASURES
-----------------------------------------------------------------------------
                               EQUITY INCOME           S&P 500
-----------------------------------------------------------------------------
R-Squared                               0.91              1.00
BETA                                    0.72              1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------------------------
Bell Atlantic Corp.                                  3.4%
Exxon Corp.                                          3.1
Bristol-Myers Squibb Co.                             2.9
Philip Morris Cos., Inc.                             2.9
American Home Products Corp.                         2.8
Chevron Corp.                                        2.6
Mobil Corp.                                          2.5
AT&T Corp.                                           2.5
Pharmacia & Upjohn, Inc.                             2.5
Amoco Corp.                                          2.4
-----------------------------------------------------------------------------
Top Ten                                             27.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------
                          SEPTEMBER 30, 1997           SEPTEMBER 30, 1998
                         ----------------------------------------------------
                            EQUITY INCOME           EQUITY INCOME   S&P 500
                         ----------------------------------------------------
Auto & Transportation            2.9%                    2.9%         3.0%
Consumer Discretionary           5.8                     4.9         10.3
Consumer Staples                 8.6                     9.4          9.5
Financial Services              19.6                    16.8         16.3
Health Care                     11.8                    13.3         13.4
Integrated Oils                 17.2                    17.5          7.0
Other Energy                     0.0                     0.0          1.1
Materials & Processing           5.1                     4.1          4.4
Producer Durables                1.7                     1.8          3.2
Technology                       0.0                     0.0         14.8
Utilities                       24.7                    27.3         11.7
Other                            2.6                     2.0          5.3
-----------------------------------------------------------------------------

PORTFOLIO PROFILE
GROWTH PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of September 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 26 and 27.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------------------
                          GROWTH              S&P 500
-----------------------------------------------------------------------------
Number of Stocks              75                  500
Median Market Cap         $76.1B               $43.4B
Price/Earnings Ratio       32.4x                22.3x
Price/Book Ratio            6.8x                 4.0x
Yield                       0.7%                 1.6%
Return on Equity           26.4%                21.9%
Earnings Growth Rate       22.7%                16.9%
Foreign Holdings            1.1%                 1.7%
Turnover Rate                48%                   --
Expense Ratio              0.39%                   --
Cash Reserves               3.3%                   --

INVESTMENT FOCUS
-----------------------------------------------------------------------------

[GRAPH]

VOLATILITY MEASURES
-----------------------------------------------------------------------------
                          GROWTH                 S&P 500
-----------------------------------------------------------------------------
R-Squared                   0.93                    1.00
Beta                        0.98                    1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------------------------
Microsoft Corp.             5.7%
General Electric Co.        4.9
Pfizer, Inc.                4.0
Intel Corp.                 3.7
Cisco Systems, Inc.         3.7
Merck & Co., Inc.           3.5
Procter & Gamble Co.        3.3
The Coca-Cola Co.           3.2
Monsanto Co.                2.9
Philip Morris Cos., Inc.    2.6
-----------------------------------------------------------------------------
Top Ten                    37.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------
                                   SEPTEMBER 30, 1997    SEPTEMBER 30, 1998
                                  -------------------------------------------
                                         GROWTH          GROWTH     S&P 500
                                  -------------------------------------------
Auto & Transportation                      0.0%             0.0%        3.0%
Consumer Discretionary                     8.4             12.1        10.3
Consumer Staples                          23.9             16.3         9.5
Financial Services                        12.7             11.6        16.3
Health Care                               18.1             23.9        13.4
Integrated Oils                            0.0              0.0         7.0
Other Energy                               1.5              0.0         1.1
Materials & Processing                     8.7              5.0         4.4
Producer Durables                          3.3              1.6         3.2
Technology                                20.7             22.0        14.8
Utilities                                  0.0              0.0        11.7
Other                                      2.7              7.5         5.3
-----------------------------------------------------------------------------

PORTFOLIO PROFILE
SMALL COMPANY GROWTH PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of September 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 26 and 27.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------------------
                               SMALL COMPANY           RUSSELL
                                      GROWTH              2000
-----------------------------------------------------------------------------
Number of Stocks                         110             1,965
Median Market Cap                      $0.5B             $0.6B
Price/Earnings Ratio                   17.6x             16.3x
Price/Book Ratio                        2.8x              2.2x
Yield                                   1.0%              1.6%
Return on Equity                       17.2%             14.1%
Earnings Growth Rate                   19.8%             15.6%
Foreign Holdings                        0.0%              0.0%
Turnover Rate                           106%                --
Expense Ratio                          0.42%                --
Cash Reserves                           6.5%                --

INVESTMENT FOCUS
-----------------------------------------------------------------------------

[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------------------------
Genzyme Corp.                                    3.9%
Acxiom Corp.                                     2.6
Concord EFS, Inc.                                2.6
Biogen, Inc.                                     2.5
Mettler-Toledo International Inc.                2.3
PathoGenesis Corp.                               2.3
Saul Centers, Inc. REIT                          1.9
Sun Communities, Inc. REIT                       1.8
BJ's Wholesale Club, Inc.                        1.7
First Washington Realty Trust, Inc. REIT         1.6
-----------------------------------------------------------------------------
Top Ten                                         23.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------
                                 SEPTEMBER 30, 1997      SEPTEMBER 30, 1998
                               ----------------------------------------------
                                   SMALL COMPANY      SMALL COMPANY   RUSSELL
                                       GROWTH             GROWTH       2000
                               ----------------------------------------------
Auto & Transportation                    5.1%               5.4%         4.0%
Consumer Discretionary                  21.9               23.0         17.1
Consumer Staples                         0.9                0.8          3.0
Financial Services                      10.9               14.1         25.8
Health Care                             16.8               19.4          9.4
Integrated Oils                          0.0                0.0          0.4
Other Energy                             0.7                0.5          2.8
Materials & Processing                   5.1                6.1          9.6
Producer Durables                        8.2               11.3          6.7
Technology                              29.2               15.4         12.4
Utilities                                0.9                3.4          7.9
Other                                    0.3                0.6          0.9
-----------------------------------------------------------------------------

PORTFOLIO PROFILE
INTERNATIONAL PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of September 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 26 and 27.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------------------
                               INTERNATIONAL            MSCI EAFE
-----------------------------------------------------------------------------
Number of Stocks                         109                1,100
Turnover Rate                            38%                   --
Expense Ratio                          0.48%                   --
Cash Reserves                          10.5%                   --

PORTFOLIO ALLOCATION
-----------------------------------------------------------------------------

[GRAPH]

VOLATILITY MEASURES
-----------------------------------------------------------------------------
                               INTERNATIONAL            MSCI EAFE
-----------------------------------------------------------------------------
R-Squared                               0.93                 1.00
Beta                                    1.03                 1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------------------------
Novartis AG (Registered)                           5.8%
Endesa SA                                          3.8
ING Groep NV                                       3.6
Fuji Photo Film Co., Ltd.                          3.3
Elf Aquitaine SA                                   2.7
Vivendi                                            2.6
Assicurazioni Generali SpA                         2.0
Mannesmann AG                                      2.0
Philips Electronics NV                             1.9
Allianz AG                                         1.9
-----------------------------------------------------------------------------
Top Ten                                           29.6%

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------
                                  SEPTEMBER 30, 1997        SEPTEMBER 30, 1998
                                 -------------------------------------------------
                                      INTERNATIONAL      INTERNATIONAL   MSCI EAFE
                                 -------------------------------------------------
Argentina                                   0.2%               0.2%          0.0%
Australia                                   0.0                1.7           2.7
Austria                                     0.0                0.0           0.4
Belgium                                     0.7                1.9           1.9
Brazil                                      2.2                0.7           0.0
Chile                                       0.2                0.1           0.0
Denmark                                     0.7                0.9           1.0
Finland                                     0.0                0.0           1.1
France                                      8.7               13.4           9.5
Germany                                     7.1                8.5          11.1
Hong Kong                                   7.0                0.2           2.0
Indonesia                                   0.5                0.0           0.0
Ireland                                     0.0                0.4           0.5
Italy                                       1.7                9.2           4.8
Japan                                      29.1               15.1          20.4
Malaysia                                    1.5                0.3           0.3
Mexico                                      0.7                0.6           0.0
Netherlands                                11.2               13.3           5.6
New Zealand                                 0.0                0.0           0.2
Norway                                      0.0                0.0           0.5
Philippines                                 0.8                0.5           0.0
Portugal                                    0.0                0.0           0.7
Singapore                                   2.1                1.0           0.7
South Korea                                 0.6                0.7           0.0
Spain                                       0.0                4.2           3.2
Sweden                                      2.3                3.0           2.9
Switzerland                                13.0               10.9           7.6
Thailand                                    0.3                0.0           0.0
United Kingdom                              9.4               13.2          22.9
----------------------------------------------------------------------------------
Total                                     100.0%             100.0%        100.0%
----------------------------------------------------------------------------------

FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Variable Insurance Fund portfolios, and the Report of Independent Accountants are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a portfolio invested in futures contracts during the period, the results of these investments are shown separately. The International Portfolio's realized and unrealized gains (losses) on investment securities include the effect of foreign currency movements on security values. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

-----------------------------------------------------------------------------------------------------------------
                                                             MONEY    HIGH-GRADE   HIGH YIELD
                                                            MARKET          BOND         BOND          BALANCED
                                                         PORTFOLIO     PORTFOLIO    PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30, 1998
                                                       ----------------------------------------------------------
                                                             (000)         (000)        (000)             (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                    --            --           --             7,790
   Interest                                                $25,737       $15,260      $10,646            13,311
   Security Lending                                             --             5           16                48
                                                       ----------------------------------------------------------
      Total Income                                          25,737        15,265       10,662            21,149
                                                       ----------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                 58            30           74               514
      Performance Adjustment                                    --          ----          (68)
   The Vanguard Group--Note C
      Management and Administrative                            667           516          267             1,036
      Marketing and Distribution                               143            39           21                90
   Custodian Fees                                               26            52            3                 6
   Auditing Fees                                                10             9            9                10
   Shareholders' Reports                                         9             6            3                13
   Annual Meeting and Proxy Costs                                3             3            2                 6
   Trustees' Fees and Expenses                                   1            --           --                 1
                                                       ----------------------------------------------------------
      Total Expenses                                           917           655          379             1,608
      Expenses Paid Indirectly--Note D                          --            --           (3)              (34)
                                                       ----------------------------------------------------------
      Net Expenses                                             917           655          376             1,574
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                       24,820        14,610       10,286            19,575
-----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                   (9)        1,652          214            39,951
   Futures Contracts                                            --            --           --                --
   Foreign Currencies and Forward Currency Contracts            --            --           --                --
-----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                        (9)        1,652          214            39,951
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                        --        10,148       (7,370)          (25,475)
   Futures Contracts                                            --            --           --                --
   Foreign Currencies and Forward Currency Contracts            --            --           --                --
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                --        10,148       (7,370)          (25,475)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                               $24,811       $26,410       $3,130           $34,051
=================================================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                       SMALL
                                                              EQUITY       EQUITY                    COMPANY
                                                               INDEX       INCOME      GROWTH         GROWTH
                                                           PORTFOLIO    PORTFOLIO   PORTFOLIO      PORTFOLIO
                                                         -----------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30, 1998
                                                         -----------------------------------------------------
                                                               (000)        (000)       (000)          (000)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                $13,13      $10,491      $5,211           $670
     Interest                                                  1,344          198       1,098            479
     Security Lending                                              8            1           7             92
                                                         -----------------------------------------------------
        Total Income                                          14,486       10,690       6,316          1,241
                                                         -----------------------------------------------------
EXPENSES
     Investment Advisory Fees--Note B
        Basic Fee                                                 22          357         859            196
        Performance Adjustment                                    --           --          --            (55)
     The Vanguard Group--Note C
        Management and Administrative                          1,506          813       1,164            346
        Marketing and Distribution                               147           59          98             26
     Custodian Fees                                               11           17          14             10
     Auditing Fees                                                12           10          11              9
     Shareholders' Reports                                        15           11          15              7
     Annual Meeting and Proxy Costs                                8            5           7              3
     Trustees' Fees and Expenses                                   2            1           1             --
                                                         -----------------------------------------------------
        Total Expenses                                         1,723        1,273       2,169            542
        Expenses Paid Indirectly--Note D                          --           --          --             --
                                                         -----------------------------------------------------
        Net Expenses                                           1,723        1,273       2,169            542
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         12,763        9,417       4,147            699
--------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                                2,000        2,103      39,532         (1,648)
     Futures Contracts                                         2,510           --          --             --
     Foreign Currencies and Forward Currency Contracts            --           --          --             --
--------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                       4,510        2,103      39,532         (1,648)
--------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)
     Investment Securities                                    44,119       21,179      32,038        (28,021)
     Futures Contracts                                          (324)          --          --             --
     Foreign Currencies and Forward Currency Contracts            --           --          --             --
--------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)                                           43,795       21,179      32,038        (28,021)
--------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                               $61,068      $32,699     $75,717       $(28,970)
==============================================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                      INTERNATIONAL PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30, 1998
                                                                                                        (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends*                                                                                     $   3,536
     Interest                                                                                             870
     Security Lending                                                                                     144
                                                                                                    ---------
        Total Income                                                                                    4,550
                                                                                                    ---------
EXPENSES
     Investment Advisory Fees--Note B
        Basic Fee                                                                                         289
        Performance Adjustment                                                                             62
     The Vanguard Group--Note C
        Management and Administrative                                                                     546
        Marketing and Distribution                                                                         45
     Custodian Fees                                                                                       144
     Auditing Fees                                                                                          9
     Shareholders' Reports                                                                                 11
     Annual Meeting and Proxy Costs                                                                         5
     Trustees' Fees and Expenses                                                                            1
                                                                                                    ---------
        Total Expenses                                                                                  1,112
        Expenses Paid Indirectly--Note D                                                                   --
                                                                                                    ---------
        Net Expenses                                                                                    1,112
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                   3,438
-------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                                                                        (4,505)
     Futures Contracts                                                                                     --
     Foreign Currencies and Forward Currency Contracts                                                  1,637
-------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                               (2,868)
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                                            (24,543)
     Futures Contracts                                                                                     --
     Foreign Currencies and Forward Currency Contracts                                                     24
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                      (24,519)
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     $ (23,949)
=============================================================================================================

*Dividends for the International Portfolio are net of foreign withholding taxes of $471,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Money Market, High-Grade Bond, and High Yield Bond Portfolios distribute their income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The other portfolios' amounts of Distributions--Net Investment Income, and all portfolios' amounts of Distributions--Realized Capital Gain, may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                                 MONEY MARKET                       HIGH-GRADE
                                                                   PORTFOLIO                      BOND PORTFOLIO
                                                          ---------------------------       ----------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------------------------
                                                                 1998         1997            1998                 1997
                                                                (000)        (000)           (000)                (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                 $   24,820     $ 19,140        $ 14,610             $ 10,507
     Realized Net Gain (Loss)                                      (9)          --           1,652                   45
     Change in Unrealized Appreciation (Depreciation)              --           --          10,148                4,504
                                                          --------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
           Resulting from Operations                           24,811       19,140          26,410               15,056
                                                          --------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                    (24,820)     (19,140)        (14,610)             (10,507)
     Realized Capital Gain                                         --           --              --                   --
                                                          --------------------------------------------------------------
        Total Distributions                                   (24,820)     (19,140)        (14,610)             (10,507)
                                                          --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                 1,061,400      816,202         167,673               72,451
     Issued in Lieu of Cash Distributions                      24,820       19,140          14,610               10,507
     Redeemed                                                (888,628)    (727,724)        (59,504)             (39,093)
                                                          --------------------------------------------------------------
        Net Increase from Capital
           Share Transactions                                 197,592      107,618         122,779               43,865
------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                                197,583      107,618         134,579               48,414
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                        392,599      284,981         187,890              139,476
                                                          --------------------------------------------------------------
     End of Year                                           $  590,182     $392,599        $322,469             $187,890
========================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                 1,061,400      816,202          15,547                6,960
     Issued in Lieu of Cash Distributions                      24,820       19,140           1,356                1,007
     Redeemed                                                (888,628)    (727,724)         (5,533)              (3,751)
                                                          --------------------------------------------------------------
        Net Increase (Decrease)
           in Shares Outstanding                              197,592      107,618          11,370                4,216
========================================================================================================================

--------------------------------------------------------------------------------------------------------------
                                                             HIGH YIELD                      BALANCED
                                                           BOND PORTFOLIO                    PORTFOLIO
                                                       -----------------------        ------------------------
                                                                        YEAR ENDED SEPTEMBER 30,
                                                       -------------------------------------------------------
                                                           1998          1997            1998            1997
                                                          (000)         (000)           (000)           (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                             $ 10,286       $ 4,575        $ 19,575        $ 15,492
     Realized Net Gain (Loss)                               214           125          39,951          23,864
     Change in Unrealized Appreciation (Depreciation)    (7,370)        2,050         (25,475)         55,895
                                                       -------------------------------------------------------
        Net Increase (Decrease) in Net Assets
           Resulting from Operations                      3,130         6,750          34,051          95,251
                                                       -------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                              (10,286)       (4,575)        (15,774)         (4,238)
     Realized Capital Gain                                 (124)          (25)        (21,821)        (12,490)
                                                       -------------------------------------------------------
        Total Distributions                             (10,410)       (4,600)        (37,595)        (16,728)
                                                       -------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                             112,906        81,826         145,644         109,112
     Issued in Lieu of Cash Distributions                10,410         4,600          37,595          16,728
     Redeemed                                           (69,715)      (25,934)        (94,318)        (66,658)
                                                       -------------------------------------------------------
        Net Increase from Capital
           Share Transactions                            53,601        60,492          88,921          59,182
--------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                           46,321        62,642          85,377         137,705
--------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                   84,887        22,245         467,779         330,074
                                                       -------------------------------------------------------
     End of Year                                       $131,208       $84,887        $553,156        $467,779
==============================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                              10,663         7,895           8,177           6,790
     Issued in Lieu of Cash Distributions                   990           443           2,290           1,151
     Redeemed                                            (6,666)       (2,512)         (5,299)         (4,193)
                                                       -------------------------------------------------------
        Net Increase (Decrease)
           in Shares Outstanding                          4,987         5,826           5,168           3,748
==============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------
                                                              EQUITY INDEX                 EQUITY INCOME
                                                                PORTFOLIO                    PORTFOLIO
                                                     --------------------------        -----------------------
                                                                       YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------
                                                           1998          1997            1998            1997
                                                          (000)         (000)           (000)           (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                             $ 12,763      $  9,698        $  9,417        $  6,170
     Realized Net Gain (Loss)                             4,510         6,531           2,103           5,925
     Change in Unrealized Appreciation (Depreciation)    43,795       166,268          21,179          51,449
                                                     ---------------------------------------------------------
        Net Increase (Decrease) in Net Assets
           Resulting from Operations                     61,068       182,497          32,699          63,544
                                                     ---------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                               (9,840)       (4,266)         (6,052)         (1,585)
     Realized Capital Gain                               (6,946)       (2,021)         (5,674)         (1,796)
                                                     ---------------------------------------------------------
        Total Distributions                             (16,786)       (6,287)        (11,726)         (3,381)
                                                     ---------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                             343,912       247,088         174,388         107,054
     Issued in Lieu of Cash Distributions                16,786         6,287          11,726           3,381
     Redeemed                                          (202,406)     (117,809)       (103,350)        (41,578)
                                                     ---------------------------------------------------------
        Net Increase from Capital
           Share Transactions                           158,292       135,566          82,764          68,857
--------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                          202,574       311,776         103,737         129,020
--------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                  717,671       405,895         271,209         142,189
                                                     ---------------------------------------------------------
     End of Year                                       $920,245      $717,671        $374,946        $271,209
==============================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                              12,480        11,303           8,961           6,672
     Issued in Lieu of Cash Distributions                   699           341             677             244
     Redeemed                                            (7,370)       (5,455)         (5,252)         (2,626)
                                                     --------------------------------------------------------
        Net Increase (Decrease)
           in Shares Outstanding                          5,809         6,189           4,386           4,290
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                GROWTH                   SMALL COMPANY
                                                               PORTFOLIO                GROWTH PORTFOLIO
                                                       -----------------------       -------------------------
                                                                       YEAR ENDED SEPTEMBER 30,
                                                       -------------------------------------------------------
                                                           1998          1997            1998            1997
                                                          (000)         (000)           (000)           (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                             $  4,147      $  4,179        $    699        $    463
     Realized Net Gain (Loss)                            39,532        12,234          (1,648)           (558)
     Change in Unrealized Appreciation (Depreciation)    32,038        75,855         (28,021)         20,663
                                                       -------------------------------------------------------
        Net Increase (Decrease) in Net Assets
           Resulting from Operations                     75,717        92,268         (28,970)         20,568
                                                       -------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                               (4,303)       (2,913)           (483)           (190)
     Realized Capital Gain                              (12,264)      (11,246)             --              --
                                                       -------------------------------------------------------
        Total Distributions                             (16,567)      (14,159)           (483)           (190)
                                                       -------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                             235,489       189,268          84,575          99,236
     Issued in Lieu of Cash Distributions                16,567        14,159             483             190
     Redeemed                                          (140,467)      (96,819)        (77,871)        (30,861)
                                                       -------------------------------------------------------
        Net Increase from Capital
           Share Transactions                           111,589       106,608           7,187          68,565
--------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                          170,739       184,717         (22,266)         88,943
--------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                  460,319       275,602         133,122          44,179
                                                       -------------------------------------------------------
     End of Year                                       $631,058      $460,319        $110,856        $133,122
==============================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                               9,602         9,841           7,534           9,757
     Issued in Lieu of Cash Distributions                   810           846              42              20
     Redeemed                                            (5,871)       (4,969)         (7,065)         (3,146)
                                                       -------------------------------------------------------
        Net Increase (Decrease)
           in Shares Outstanding                          4,541         5,718             511           6,631
==============================================================================================================

--------------------------------------------------------------------------------------------------
                                                                               INTERNATIONAL
                                                                                 PORTFOLIO
                                                                          ------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                                          ------------------------
                                                                              1998           1997
                                                                             (000)          (000)
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                                $  3,438       $  2,863
     Realized Net Gain (Loss)                                               (2,868)         2,489
     Change in Unrealized Appreciation (Depreciation)                      (24,519)        28,331
                                                                          ------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations    (23,949)        33,683
                                                                          ------------------------
DISTRIBUTIONS
     Net Investment Income                                                  (3,015)        (1,802)
     Realized Capital Gain                                                  (2,345)        (4,118)
                                                                          ------------------------
        Total Distributions                                                 (5,360)        (5,920)
                                                                          ------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                 94,146        107,424
     Issued in Lieu of Cash Distributions                                    5,360          5,920
     Redeemed                                                              (99,247)       (56,513)
                                                                          ------------------------
        Net Increase from Capital Share Transactions                           259         56,831
--------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                                             (29,050)        84,594
--------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                     246,116        161,522
                                                                          ------------------------
     End of Year                                                          $217,066       $246,116
==================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                  6,672          7,928
     Issued in Lieu of Cash Distributions                                      412            489
     Redeemed                                                               (7,246)        (4,189)
                                                                          ------------------------
        Net Increase (Decrease) in Shares Outstanding                         (162)         4,228
==================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

-----------------------------------------------------------------------------------------------------------------
                                                                              MONEY MARKET PORTFOLIO
                                                                             YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1998        1997        1996        1995     1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $1.00       $1.00       $1.00       $1.00    $1.00
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                     .055        .054        .054        .056     .035
     Net Realized and Unrealized Gain (Loss) on Investments      --          --          --          --       --
                                                             ----------------------------------------------------
        Total from Investment Operations                       .055        .054        .054        .056     .035
                                                             ----------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                     (.055)      (.054)      (.054)      (.056)   (.035)
     Distributions from Realized Capital Gains                   --          --          --          --       --
                                                             ----------------------------------------------------
        Total Distributions                                   (.055)      (.054)      (.054)      (.056)   (.035)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $1.00       $1.00       $1.00       $1.00    $1.00
=================================================================================================================

TOTAL RETURN                                                  5.60%       5.48%       5.49%       5.77%    3.63%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                        $590        $393        $285        $218     $171
     Ratio of Total Expenses to Average Net Assets            0.20%       0.21%       0.19%       0.23%    0.23%
     Ratio of Net Investment Income to Average Net Assets     5.46%       5.36%       5.36%       5.66%    3.66%
=================================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                           HIGH-GRADE BOND PORTFOLIO
                                                                            YEAR ENDED SEPTEMBER 30,
                                                             --------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1998        1997       1996        1995     1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $10.57     $10.29      $10.47     $  9.82   $10.94
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                     .663        .678       .670        .663     .619
     Net Realized and Unrealized Gain (Loss) on Investments    .500        .280      (.180)       .650    (.966)
                                                             --------------------------------------------------
        Total from Investment Operations                      1.163        .958       .490       1.313    (.347)
                                                             --------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                     (.663)      (.678)     (.670)      (.663)   (.619)
     Distributions from Realized Capital Gains                   --          --         --          --    (.154)
                                                             --------------------------------------------------
        Total Distributions                                   (.663)      (.678)     (.670)      (.663)   (.773)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $11.07      $10.57     $10.29      $10.47    $9.82
===============================================================================================================

TOTAL RETURN                                                 11.36%       9.60%      4.80%      13.83%   -3.31%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                        $322        $188       $139        $120      $80
     Ratio of Total Expenses to Average Net Assets            0.28%       0.29%      0.25%       0.29%    0.24%
     Ratio of Net Investment Income to Average Net Assets     6.16%       6.51%      6.43%       6.58%    5.98%
     Portfolio Turnover Rate                                    65%         40%        56%         29%      46%
===============================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                    HIGH YIELD BOND PORTFOLIO
                                                                            -------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                                            --------------------------      JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                  1998           1997      SEP. 30, 1996
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $10.59         $10.15             $10.00
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                      .895           .922               .299
     Net Realized and Unrealized Gain (Loss) on Investments                    (.485)          .450               .150
                                                                            -------------------------------------------
        Total from Investment Operations                                        .410          1.372               .449
                                                                            -------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                      (.895)         (.922)             (.299)
     Distributions from Realized Capital Gains                                 (.015)         (.010)                --
                                                                            -------------------------------------------
        Total Distributions                                                    (.910)         (.932)             (.299)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $10.09         $10.59             $10.15
=======================================================================================================================

TOTAL RETURN                                                                   3.85%         14.12%              4.56%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                       $131            $85                $22
     Ratio of Total Expenses to Average Net Assets                             0.31%          0.31%            0.32%**
     Ratio of Net Investment Income to Average Net Assets                      8.45%          8.88%            9.29%**
     Portfolio Turnover Rate                                                     38%            30%                 8%
=======================================================================================================================

 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------
                                                                             BALANCED PORTFOLIO
                                                                          YEAR ENDED SEPTEMBER 30,
                                                               ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1998        1997       1996        1995     1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $17.97      $14.81     $13.33      $11.33   $11.58
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                      .63         .60       .565         .51      .46
     Net Realized and Unrealized Gain (Loss) on Investments     .56        3.31      1.420        2.07     (.16)
                                                             --------------------------------------------------
        Total from Investment Operations                       1.19        3.91      1.985        2.58      .30
                                                             --------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                      (.60)       (.19)     (.505)       (.50)    (.39)
     Distributions from Realized Capital Gains                 (.83)       (.56)         --       (.08)    (.16)
                                                             --------------------------------------------------
        Total Distributions                                   (1.43)       (.75)     (.505)       (.58)    (.55)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $17.73      $17.97     $14.81      $13.33   $11.33
===============================================================================================================

TOTAL RETURN                                                  7.26%      27.60%     15.26%      23.65%    2.67%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                        $553        $468       $330        $280     $230
     Ratio of Total Expenses to Average Net Assets            0.31%       0.32%      0.31%       0.36%    0.34%
     Ratio of Net Investment Income to Average Net Assets     3.72%       3.96%      4.04%       4.25%    4.11%
     Portfolio Turnover Rate                                    31%         25%        36%         26%      42%
===============================================================================================================


---------------------------------------------------------------------------------------------------------------
                                                                          EQUITY INDEX PORTFOLIO
                                                                         YEAR ENDED SEPTEMBER 30,
                                                             --------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1998        1997       1996        1995     1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $25.32      $18.32     $15.69      $12.47   $12.37
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                      .37         .34        .34         .33      .31
     Net Realized and Unrealized Gain (Loss) on Investments    1.83        6.94       2.75        3.26      .12
---------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                       2.20        7.28       3.09        3.59      .43
                                                             --------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                      (.34)       (.19)      (.33)       (.29)    (.23)
     Distributions from Realized Capital Gains                 (.24)       (.09)      (.13)       (.08)    (.10)
                                                             --------------------------------------------------
        Total Distributions                                    (.58)       (.28)      (.46)       (.37)    (.33)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $26.94      $25.32     $18.32      $15.69   $12.47
===============================================================================================================

TOTAL RETURN                                                  8.97%      40.31%     20.19%      29.51%    3.53%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                        $920        $718       $406        $276     $186
     Ratio of Total Expenses to Average Net Assets            0.20%       0.23%      0.22%       0.28%    0.24%
     Ratio of Net Investment Income to Average Net Assets     1.48%       1.78%      2.13%       2.53%    2.60%
     Portfolio Turnover Rate                                     1%          1%         2%          2%       7%
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                       EQUITY INCOME PORTFOLIO
                                                                       YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                1998        1997      1996         1995       1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $18.50      $13.71    $12.00       $10.05     $10.57
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                   .490         .42       .48          .46        .45
     Net Realized and Unrealized Gain (Loss) on Investments 1.475        4.69      1.75         2.02       (.63)
                                                          -----------------------------------------------------
        Total from Investment Operations                    1.965        5.11      2.23         2.48       (.18)
                                                          -----------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                   (.400)       (.15)     (.46)        (.48)      (.33)
     Distributions from Realized Capital Gains              (.375)       (.17)     (.06)        (.05)      (.01)
                                                          -----------------------------------------------------
        Total Distributions                                 (.775)       (.32)     (.52)        (.53)      (.34)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $19.69      $18.50    $13.71       $12.00     $10.05
===============================================================================================================

TOTAL RETURN                                               11.19%     38.05%     19.07%       25.69%     -1.64%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                      $375        $271      $142          $91        $68
     Ratio of Total Expenses to Average Net Assets          0.36%       0.37%     0.35%        0.39%      0.34%
     Ratio of Net Investment Income to Average Net Assets   2.69%       3.11%     3.69%        4.28%      4.57%
     Portfolio Turnover Rate                                   6%          8%        8%          10%        18%
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                             GROWTH PORTFOLIO
                                                                         YEAR ENDED SEPTEMBER 30,
                                                           ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 1998        1997      1996         1995       1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $21.51      $17.58    $14.10       $10.79     $10.26
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                    .16        .190       .18          .16        .14
     Net Realized and Unrealized Gain (Loss) on Investments  3.43       4.615      3.65         3.26        .46
                                                          -----------------------------------------------------
        Total from Investment Operations                     3.59       4.805      3.83         3.42        .60
                                                          -----------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                    (.20)      (.180)     (.16)        (.11)      (.07)
     Distributions from Realized Capital Gains               (.57)      (.695)     (.19)          --         --
                                                          -----------------------------------------------------
        Total Distributions                                  (.77)      (.875)     (.35)        (.11)      (.07)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $24.33      $21.51    $17.58       $14.10     $10.79
===============================================================================================================

TOTAL RETURN                                               17.37%      28.76%    27.79%       32.02%      5.87%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                      $631        $460      $276         $162        $82
     Ratio of Total Expenses to Average Net Assets          0.39%       0.38%     0.39%        0.47%      0.38%
     Ratio of Net Investment Income to Average Net Assets   0.74%       1.12%     1.29%        1.64%      1.55%
     Portfolio Turnover Rate                                  48%         38%       42%          32%        34%
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                             SMALL COMPANY GROWTH PORTFOLIO
                                                                        ---------------------------------------
                                                                        YEAR ENDED  SEPTEMBER 30,
                                                                        -------------------------    JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                               1998          1997   SEP. 30, 1996
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $11.97        $  9.84        $10.00
INVESTMENT OPERATIONS
     Net Investment Income                                                     .06            .04           .04
     Net Realized and Unrealized Gain (Loss) on Investments                  (2.46)          2.13          (.20)
                                                                          -------------------------------------
        Total from Investment Operations                                     (2.40)          2.17          (.16)
                                                                          -------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                     (.04)          (.04)           --
     Distributions from Realized Capital Gains                                  --             --            --
                                                                          -------------------------------------
        Total Distributions                                                   (.04)          (.04)           --
---------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $  9.53         $11.97       $  9.84
===============================================================================================================
TOTAL RETURN                                                               -20.10%         22.16%        -1.60%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                     $111           $133           $44
     Ratio of Total Expenses to Average Net Assets                           0.42%          0.39%       0.45%**
     Ratio of Net Investment Income to Average Net Assets                    0.54%          0.67%       1.42%**
     Portfolio Turnover Rate                                                  106%            72%           18%
===============================================================================================================

 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------
                                                                  INTERNATIONAL PORTFOLIO
                                                                  YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------    JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               1998      1997      1996        1995 SEP. 30, 1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $14.55    $12.74    $11.40      $10.31        $10.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                    .21       .17       .14         .16           .05
     Net Realized and Unrealized Gain (Loss) on Investments (1.48)     2.10      1.36         .99           .26
                                                           ----------------------------------------------------
        Total from Investment Operations                    (1.27)     2.27      1.50        1.15           .31
                                                           ----------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                    (.18)     (.14)     (.16)       (.06)           --
     Distributions from Realized Capital Gains               (.14)     (.32)       --          --            --
                                                           ----------------------------------------------------
        Total Distributions                                  (.32)     (.46)     (.16)       (.06)           --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $12.96    $14.55    $12.74      $11.40        $10.31
===============================================================================================================
TOTAL RETURN                                               -8.74%    18.55%    13.36%      11.21%         3.10%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                    $217      $246      $162         $90           $63
     Ratio of Total Expenses to Average Net Assets          0.48%     0.46%     0.49%       0.54%       0.30%**
     Ratio of Net Investment Income to Average Net Assets   1.48%     1.43%     1.42%       1.67%       1.91%**
     Portfolio Turnover Rate                                  38%       22%       19%         27%            0%
===============================================================================================================

 *Inception.
**Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Money Market, High-Grade Bond, High Yield Bond, Balanced, Equity Index, Equity Income, Growth, Small Company Growth, and International Portfolios.

     Certain investments of the Money Market, High-Grade Bond, High Yield Bond, and Balanced Portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other portfolios:
Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index Portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: The Money Market Portfolio may invest in repurchase agreements secured by U.S. government obligations. The other portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities.

     Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions of net investment income to shareholders of the Money Market, High-Grade Bond, and High Yield Bond Portfolios are declared daily and paid on the first business day of the following month. Annual distributions of net investment income to shareholders of the Balanced, Equity Index, Equity Income, Growth, Small Company Growth, and International Portfolios are recorded on the ex-dividend date. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, High-Grade Bond, and Equity Index Portfolios on an at-cost basis.

   Wellington Management Company, LLP; Newell Associates; and Lincoln Capital Management Company provide investment advisory services to the High Yield Bond, Equity Income, and Growth Portfolios, respectively. For the year ended September 30, 1998, the investment advisory fees of the High Yield Bond, Equity Income, and Growth Portfolios represented effective annual rates of 0.06%, 0.10%, and 0.15%, respectively, of average net assets.

   Wellington Management Company, LLP provides investment advisory services to the Balanced Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index composed of the S&P 500 Index and the Lehman Long Corporate AA or Better Bond Index. For the year ended September 30, 1998, the investment advisory fee represented an effective annual basic rate of 0.10% of the portfolio's average net assets before a decrease of $68,000 (0.01%) based on performance.

   Granahan Investment Management, Inc., provides investment advisory services to the Small Company Growth Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 2000 Index and, beginning January 1, 1998, an index of the stocks held by the largest small capitalization stock mutual funds. For the year ended September 30, 1998, the investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio's average net assets before a decrease of $55,000 (0.04%) based on performance.

   Schroder Capital Management International Inc. provides investment advisory services to the International Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended September 30, 1998, the investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio's average net assets before an increase of $62,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the Board of Trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 1998, the portfolios had contributed capital to Vanguard (included in Other Assets) of:

     ---------------------------------------------------------------------------------------------
                                       CAPITAL CONTRIBUTED      PERCENTAGE            PERCENTAGE
                                           TO VANGUARD         OF PORTFOLIO          OF VANGUARD'S
     PORTFOLIO                                (000)             NET ASSETS          CAPITALIZATION
     ---------------------------------------------------------------------------------------------
     Money Market                              $119                0.02%                  0.17%
     High-Grade Bond                             63                0.02                   0.09
     High Yield Bond                             28                0.02                   0.04
     Balanced                                   105                0.02                   0.15
     Equity Index                               182                0.02                   0.26
     Equity Income                               70                0.02                   0.10
     Growth                                     126                0.02                   0.18
     Small Company Growth                        21                0.02                   0.03
     International                               49                0.02                   0.07
     ---------------------------------------------------------------------------------------------

The portfolios' Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the portfolios' investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolios' administrative expenses. The portfolios' custodian banks have also agreed to reduce their fees when a portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 1998, directed brokerage and custodian fee offset arrangements reduced expenses by:

      ----------------------------------------------------------------------------------
                                      EXPENSE REDUCTION
                                            (000)                      TOTAL EXPENSE
                                  -------------------------           REDUCTION AS A
                                  DIRECTED        CUSTODIAN        PERCENTAGE OF AVERAGE
      PORTFOLIO                   BROKERAGE         FEES                NET ASSETS
      ----------------------------------------------------------------------------------
      High Yield Bond                 --             $3                     --
      Balanced                       $34             --                   0.01%
      ----------------------------------------------------------------------------------

E. During the year ended September 30, 1998, purchases and sales of investment securities other than temporary cash investments were:

     --------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT SECURITIES           OTHER INVESTMENT SECURITIES
                                           (000)                                 (000)
                               ------------------------------------------------------------------
     PORTFOLIO                     PURCHASES        SALES               PURCHASES          SALES
     --------------------------------------------------------------------------------------------
     High-Grade Bond               $225,413       $141,727              $  64,689       $  11,716
     High Yield Bond                     --             --                 97,554          43,885
     Balanced                        35,950         69,654                194,483          88,559
     Equity Index                        --             --                192,878          11,704
     Equity Income                       --             --                100,028          21,144
     Growth                              --             --                357,753         262,880
     Small Company Growth                --             --                137,986         130,033
     International                       --             --                 81,879          96,497
     --------------------------------------------------------------------------------------------

   At September 30, 1998, the following portfolios had available realized capital losses to offset future taxable capital gains through the following fiscal year-ends:

     ------------------------------------------------------------------------------
                                                    EXPIRATION                LOSS
                                                FISCAL YEARS ENDING          AMOUNT
     PORTFOLIO                                     SEPTEMBER 30,              (000)
     ------------------------------------------------------------------------------
     Small Company Growth                                 2007               $2,485
     International                                   2006-2007                2,735
     ------------------------------------------------------------------------------

   The High-Grade Bond Portfolio used a capital loss carryforward of $767,000 to offset taxable capital gains realized during the year ended September 30, 1998, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

   The Equity Index Portfolio used a tax accounting practice to apply $222,000 of the price of capital shares redeemed to reduce capital gain distribution requirements for tax purposes for the fiscal year ended September 30, 1997. Capital gains that were so offset have been reclassified from accumulated net realized gains to paid in capital.

   During the year ended September 30, 1998, the International Portfolio realized net foreign currency losses of $100,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At September 30, 1998, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

     -----------------------------------------------------------------------------------------------
                                                                     (000)
                                           ---------------------------------------------------------
                                                                                      NET UNREALIZED
                                           APPRECIATED            DEPRECIATED          APPRECIATION
     PORTFOLIO                             SECURITIES             SECURITIES          (DEPRECIATION)
     -----------------------------------------------------------------------------------------------
     High-Grade Bond                        $  14,175          $       (93)             $  14,082
     High Yield Bond                            1,319               (6,320)                (5,001)
     Balanced                                 113,477              (16,680)                96,797
     Equity Index                             349,434              (22,105)               327,329
     Equity Income                            103,600               (5,809)                97,791
     Growth                                   190,376              (11,793)               178,583
     Small Company Growth                      10,586              (17,660)                (7,074)
     International                             42,244              (21,131)                21,113
     -----------------------------------------------------------------------------------------------

   At September 30, 1998, the aggregate settlement value of open S&P 500 Index futures contracts expiring in December 1998 held by the Equity Index Portfolio and the unrealized depreciation on those contracts were $257,000 and $1,000, respectively.

   The International Portfolio had net unrealized foreign currency gains of $17,000 resulting from the translation of other assets and liabilities at September 30, 1998.

G. The market value of securities on loan to broker/dealers at September 30, 1998, and collateral received with respect to such loans were:

     --------------------------------------------------------------------------
                                                            (000)
     --------------------------------------------------------------------------
                                              MARKET VALUE              CASH
                                                OF LOANED            COLLATERAL
     PORTFOLIO                                 SECURITIES             RECEIVED
     --------------------------------------------------------------------------
     High-Grade Bond                           $  1,284               $  1,298
     High Yield Bond                              1,884                  1,972
     Balanced                                     8,301                  8,444
     Small Company Growth                         4,724                  5,398
     International                               12,923                 14,225
     --------------------------------------------------------------------------

   Cash collateral received is invested in repurchase agreements.

   SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD VARIABLE INSURANCE
   FUND

   This information for the fiscal year ended September 30, 1998, is included pursuant to provisions of the Internal Revenue Code.

       The High Yield Bond, Balanced, Equity Index, Equity Income, Growth, and International Portfolios designate $19,000, $20,375,000, $4,341,000, $5,674,000, $10,650,000, and $591,000, respectively, as capital gain dividends (from net long-term capital gains), which were distributed in October 1997.

NOTICE TO SHAREHOLDERS

Here are the voting results for three proposals approved by fund shareholders on June 30, 1998. See page 5 for details on each proposal.

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST.

     -----------------------------------------------------------------------------------------
     PORTFOLIO                           FOR           AGAINST         ABSTAIN     APPROVED BY
     -----------------------------------------------------------------------------------------
     Money Market                     320,720,886     6,099,490       9,477,637       95.37%
     High-Grade Bond                   14,085,797        80,712         368,506       96.91
     High Yield Bond                   10,365,424        40,101         191,526       97.81
     Balanced                          21,029,249       149,778         393,908       97.48
     Equity Index                      27,108,239       322,024         793,523       96.05
     Equity Income                     15,470,910        87,033         381,996       97.06
     Growth                            20,811,690       178,273         498,539       96.85
     Small Company Growth              12,027,765        85,961         194,991       97.72
     International                     15,280,949       139,800         280,326       97.32
     -----------------------------------------------------------------------------------------

2A. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM.

     ----------------------------------------------------------------------------------------
     PORTFOLIO                           FOR           AGAINST         ABSTAIN    APPROVED BY
     ----------------------------------------------------------------------------------------
     Money Market                     302,388,657     21,994,480     11,914,876      89.92%
     High-Grade Bond                   13,644,429        435,059        455,528      93.87
     High Yield Bond                    9,992,846        255,131        349,073      94.30
     Balanced                          20,284,243        635,431        653,261      94.03
     Equity Index                      26,401,224        823,528        999,035      93.54
     Equity Income                     15,103,342        342,318        494,278      94.75
     Growth                            20,195,987        662,503        630,012      93.99
     Small Company Growth              11,668,474        330,272        309,972      94.80
     International                     14,838,844        422,158        440,074      94.51
     ----------------------------------------------------------------------------------------

2B. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS.

     -----------------------------------------------------------------------------------------
     PORTFOLIO                           FOR           AGAINST         ABSTAIN     APPROVED BY
     -----------------------------------------------------------------------------------------
     Money Market                     298,642,790     22,708,800     14,946,424       88.80%
     High-Grade Bond                   13,337,938        699,752        497,325       91.76
     High Yield Bond                    9,867,129        318,434        411,488       93.11
     Balanced                          19,927,083        818,779        827,073       92.37
     Equity Index                      25,989,475      1,041,157      1,193,154       92.08
     Equity Income                     14,915,509        470,336        554,094       93.57
     Growth                            19,942,302        795,524        750,677       92.81
     Small Company Growth              11,422,143        452,542        434,032       92.80
     International                     14,532,499        578,651        589,925       92.56
     -----------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and
Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The
Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of
The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co.,
IKON Office Solutions, Inc., Raytheon Co., Knight-
Ridder, Inc., Massachusetts Mutual Life Insurance
Co., and Ladies Professional Golf Association;
Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson
& Johnson; Director of Johnson & Johnson Merck
Consumer Pharmaceuticals Co., Women First
HealthCare, Inc., Recording for the Blind and
Dyslexic, The Medical Center at Princeton, and
Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution;
Director of American Express Bank Ltd., The St.
Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics,
Princeton University; Director of Prudential Insurance
Co. of America, Banco Bilbao  Gestinova, Baker
Fentress & Co., The Jeffrey Co., and Southern
New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO
Industries, The BFGoodrich Co., and The Standard
Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature
Conservancy; formerly, Director and Senior Partner of
McKinsey & Co. and President of New York University;
Director of Pacific Gas and Electric Co., Procter &
Gamble Co., NACCO Industries, and Newfield
Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired
Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas
Co.; Director of Cummins Engine Co. and The Mead
Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The
Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.;
Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

VANGUARD
MILESTONES

[PHOTO]

The Vanguard Group is named for HMS Vanguard, Admiral Horatio Nelson's flagship at the Battle of the Nile on August 1, 1798. Our founder, John C. Bogle, chose the name after reading Nelson's inspiring tribute to his fleet: "Nothing could withstand the squadron . . . with the judgment of the captains, together with their valour, and that of the officers and men of every description, it was absolutely irresistible."

[PHOTO]

Walter L. Morgan, founder of Wellington Fund, the nation's first balanced mutual fund and forerunner of today's family of some 100 Vanguard funds, celebrated his 100th birthday on July 23, 1998. Mr. Morgan, a true investment pioneer, died six weeks later on September 2.

[PHOTO]

Wellington Fund, The Vanguard Group's oldest fund, was incorporated by Mr. Morgan 70 years ago, on December 28, 1928. The fund was named after the Duke of Wellington, whose forces defeated Napoleon Bonaparte at the Battle of Waterloo in 1815.

[PHOTO]

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

(C) 1998 Vanguard  Marketing Corporation, Distributor. All rights reserved.

VANGUARD VARIABLE INSURANCE FUND

FINANCIAL STATEMENTS

SEPTEMBER 30, 1998

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, which begin on page 38 of the accompanying report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. government and agency issues, corporate bonds, etc.) and by industry sector or, for international securities, by country. (The Equity Index Portfolio's S&P 500 Index securities are listed in descending market value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

   At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Portfolios that distribute net income to shareholders as a dividend each day usually have no Undistributed Net Investment Income. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
  CONTENTS

  Money Market Portfolio................................  1
  High-Grade Bond Portfolio.............................  5
  High Yield Bond Portfolio............................. 11
  Balanced Portfolio.................................... 15
  Equity Index Portfolio................................ 19
  Equity Income Portfolio............................... 24
  Growth Portfolio...................................... 26
  Small Company Growth Portfolio........................ 28
  International Portfolio............................... 30
  Report of Independent Accountants..................... 32
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                              YIELD**         DATE              (000)        (000)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (27.9%)
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                               5.353%    12/4/1998 (1)        $15,000    $  14,991
Federal Home Loan Mortgage Corp.                                     5.052%    3/26/1999              9,872        9,633
Federal Home Loan Mortgage Corp.                                     5.261%    2/24/1999             35,000       34,272
Federal Home Loan Mortgage Corp.                                     5.327%   10/26/1998 (1)         15,000       14,997
Federal National Mortgage Assn.                                       5.26%   12/15/1998 (1)         15,000       14,991
Federal National Mortgage Assn.                                      5.312%   10/28/1998 (1)         10,000        9,993
Federal National Mortgage Assn.                                       5.32%   12/17/1998 (1)         15,000       14,991
Federal National Mortgage Assn.                                      5.372%   10/17/1998 (1)         20,000       19,994
Federal National Mortgage Assn.                                      5.384%   10/23/1998 (1)         10,000        9,994
Federal National Mortgage Assn.                                      5.447%   11/28/1998 (1)         15,000       14,991
Federal National Mortgage Assn.                                       5.45%    4/15/1999              6,000        5,992
------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (Cost $164,839)                                                                                               164,839
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                              YIELD**         DATE              (000)        (000)
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (37.7%)
------------------------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (0.3%)
Bank of New York Co. Inc.                                            5.524%   10/15/1998          $   2,000    $   1,996
                                                                                                              ----------

FINANCE--AUTOMOBILES (6.2%)
Ford Motor Credit Co.                                                5.513%   11/19/1998              1,500        1,489
Ford Motor Credit Co.                                                5.515%    12/4/1998              1,200        1,188
Ford Motor Credit Co.                                                5.533%   11/18/1998              3,200        3,177
Ford Motor Credit Co.                                                5.591%   10/16/1998              3,900        3,891
General Motors Acceptance Corp.                                      5.546%   11/20/1998              2,700        2,679
General Motors Acceptance Corp.                                      5.586%   10/29/1998              1,600        1,593
General Motors Acceptance Corp.                                      5.597%   11/12/1998              1,100        1,093
New Center Asset Trust                                               5.538%   12/17/1998              1,800        1,779
New Center Asset Trust                                               5.576%   11/10/1998              5,000        4,969
New Center Asset Trust                                               5.633%    11/2/1998              2,800        2,786
New Center Asset Trust                                               5.642%   11/13/1998              2,200        2,185
Toyota Motor Credit  Corp.                                           5.569%   11/19/1998             10,000        9,925
                                                                                                              ----------
                                                                                                                  36,754
                                                                                                              ----------
FINANCE--OTHER (14.8%)
American Express Credit Corp.                                         5.56%   11/10/1998              2,100        2,087
American Express Credit Corp.                                        5.572%   11/24/1998              1,300        1,289
Asset Securitization Cooperative Corp.                                5.56%    12/1/1998              2,828        2,802
Asset Securitization Cooperative Corp.                               5.579%   10/23/1998              2,600        2,591
Asset Securitization Cooperative Corp.                               5.579%   10/28/1998              5,500        5,477
Associates Corp. Of North America                                     5.39%     3/8/1999              4,000        3,908
Associates Corp. Of North America                                    5.583%   10/28/1998             10,000        9,959
CIT Group Inc.                                                       5.528%   11/12/1998              6,869        6,825
Centric Capital Corp.                                                5.594%   10/14/1998              3,500        3,493
Centric Capital Corp.                                                5.609%   10/27/1998              7,000        6,972
Commercial Credit Co.                                                5.565%   10/15/1998              6,566        6,552
Delaware Funding                                                      5.56%   10/29/1998              1,049        1,044
Enterprise Funding Corp.                                             5.567%   10/27/1998              4,300        4,283
Enterprise Funding Corp.                                             5.573%   10/30/1998              4,000        3,982
General Electric Capital Corp.                                        5.46%    2/17/1999              2,350        2,302
General Electric Capital Corp.                                       5.602%   11/18/1998              1,716        1,703
General Electric Capital Corp.                                       5.642%   11/20/1998              5,000        4,962
General Electric Capital Corp.                                       5.649%   12/31/1998              7,000        6,903
Riverwoods Funding Corp.                                              5.57%   10/30/1998             10,000        9,956
                                                                                                              ----------
                                                                                                                  87,090
                                                                                                              ----------
INDUSTRIAL (1.5%)
Bayer Corp.                                                          5.504%   11/24/1998              1,611        1,598
Chevron Transport Co.                                                5.431%     2/9/1999              2,000        1,961
Coca-Cola Co.                                                        5.547%   11/17/1998              1,000          993
E.I. du Pont de Nemours & Co.                                        5.604%   10/27/1998                500          498
Motorola Inc.                                                        5.559%    12/3/1998              1,186        1,175
Motorola Inc.                                                        5.565%   10/22/1998              1,000          997
The Proctor & Gamble Co.                                             5.526%   12/16/1998              1,300        1,285
                                                                                                              ----------
                                                                                                                   8,507
                                                                                                              ----------
INSURANCE (5.3%)
General RE Corp.                                                     5.564%    11/9/1998             15,000       14,910
General RE Corp.                                                     5.577%   10/14/1998              1,646        1,643
New York Life Capital Corp.                                          5.585%   10/21/1998             10,000        9,969
USAA Capital Corp.                                                   5.564%    12/3/1998              4,848        4,802
                                                                                                              ----------
                                                                                                                  31,324
                                                                                                              ----------
FOREIGN BANKS (3.1%)
Abbey National North America                                         5.623%   11/23/1998              1,000          992
Abbey National North America                                         5.649%     2/4/1999              1,700        1,667
Dresdner Bank AG                                                      5.95%   10/20/1998              7,000        7,000
Lloyds Bank                                                          5.606%   12/23/1998              5,800        5,727
National Australia Funding (DE) Inc.                                 5.575%   11/23/1998              3,000        2,976
                                                                                                              ----------
                                                                                                                  18,362
                                                                                                              ----------

------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
                                                                    YIELD**         DATE              (000)        (000)
------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT (2.2%)
Province of British Columbia                                          5.66%   10/23/1998          $     700    $     698
Electricite de France                                                5.325%    2/18/1999              4,000        3,919
KFW International Finance Inc.                                       5.598%    11/3/1998              3,000        2,985
KFW International Finance Inc.                                       5.609%    11/2/1998                400          398
KFW International Finance Inc.                                       5.618%   12/22/1998              5,000        4,938
                                                                                                              ----------
                                                                                                                  12,938
                                                                                                              ----------
FOREIGN UTILITIES (4.3%)
France Telecom                                                       5.479%   12/16/1998              4,000        3,954
France Telecom                                                       5.593%   10/22/1998              7,500        7,476
Telstra Corp.                                                        5.544%   11/16/1998             11,000       10,923
Telstra Corp.                                                         5.58%   11/18/1998              3,000        2,978
                                                                                                              ----------
                                                                                                                  25,331
                                                                                                              ----------
------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (COST $222,302)                                                                                               222,302
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (18.3%)
------------------------------------------------------------------------------------------------------------------------
U.S. BANKS (0.4%)
Chase Manhattan Bank USA                                              5.70%     7/2/1999              1,000        1,003
Chase Manhattan Bank USA                                             5.745%    5/10/1999                500          500
Morgan Guaranty Trust Co.                                             5.55%     2/2/1999              1,000          999
                                                                                                              ----------
                                                                                                                   2,502
                                                                                                              ----------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (17.9%)
ABN-AMRO North American Finance Inc.                                  5.75%    3/31/1999              3,000        3,000
Bank of Montreal                                                      5.57%   11/16/1998             10,000       10,000
Barclays Bank PLC                                                     5.51%    10/2/1998              5,000        4,998
Barclays Bank PLC                                                     5.82%    10/5/1998              1,000        1,000
Bayerische Landesbank Girozentrale                                    5.81%   12/17/1998              3,000        3,000
Bayerische Vereinsbank AG                                             5.71%    10/6/1998              3,000        3,000
Caisse National de Credit Agricole                                    5.66%    3/29/1999              4,000        4,000
Credit Agricole Indosuez                                              5.34%    2/22/1999              5,000        5,000
Deutsche Bank AG                                                      5.70%     1/7/1999              2,000        2,000
Deutsche Bank AG                                                      5.70%     3/5/1999              9,000        9,002
Deutsche Bank AG                                                      5.88%   10/19/1998              4,000        4,000
Landesbank Hessen-Thueringen                                          5.52%    11/9/1998              9,000        9,000
Landesbank Hessen-Thueringen                                          5.94%   10/23/1998              5,000        5,000
National Westminster Bank PLC                                        5.705%    4/16/1999              1,000        1,000
Rabobank Nederland NV                                                 5.37%    3/15/1999              7,000        7,000
Rabobank Nederland NV                                                 5.63%     2/9/1999              5,000        5,000
Rabobank Nederland NV                                                 5.68%    5/28/1999              3,000        2,999
Swiss Bank Corp.                                                      5.65%    3/24/1999              5,000        5,000
Swiss Bank Corp.                                                      5.68%     6/3/1999              3,000        2,999
Swiss Bank Corp.                                                      5.73%    5/19/1999              4,000        3,999
Swiss Bank Corp.                                                      5.75%     4/2/1999              4,000        4,000
Swiss Bank Corp.                                                      5.75%     5/7/1999              3,000        3,003
Toronto Dominion Bank                                                 5.57%   11/18/1998              3,000        3,000
Westdeutsche Landesbank                                               5.34%    3/18/1999              2,767        2,767
Westdeutsche Landesbank                                               5.57%   10/13/1998              2,000        2,000
                                                                                                              ----------
                                                                                                                 105,767
                                                                                                              ----------
------------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
   (COST $108,269)                                                                                               108,269
------------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (8.8%)
------------------------------------------------------------------------------------------------------------------------
ABN-AMRO Bank NV                                                      5.64%     2/3/1999              5,000        5,000
ABN-AMRO Bank NV                                                      5.69%   10/30/1998              5,000        5,000
Barclays Bank PLC                                                     5.70%     4/7/1999             10,000       10,007
Barclays Bank PLC                                                     5.75%   10/30/1998              1,000        1,000
Bayerische Landesbank Girozentrale                                    5.67%    11/9/1998              6,000        6,000
Bayerische Vereinsbank AG                                             5.58%   10/19/1998              5,000        5,000
Bayerische Vereinsbank AG                                             5.64%     2/4/1999              3,000        3,000


------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                              YIELD**         DATE              (000)        (000)
------------------------------------------------------------------------------------------------------------------------
Lloyds Bank                                                           5.60%    1/29/1999           $  4,000     $  3,998
Nationsbank N.A.                                                      5.65%    11/6/1998              4,000        4,000
Toronto Dominion Bank                                                 5.63%   11/18/1998              4,000        4,000
Toronto Dominion Bank                                                 5.65%   11/16/1998              5,000        5,000
------------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
   (COST $52,005)                                                                                                 52,005
------------------------------------------------------------------------------------------------------------------------
OTHER NOTES (6.3%)
------------------------------------------------------------------------------------------------------------------------
Abbey National Treasury Services                                      5.47%   10/15/1998             10,000        9,998
Banc One Corp.                                                        5.55%    2/26/1999              2,000        1,998
Bank of America NTSA                                                  5.51%    2/17/1999              1,000        1,000
Bank of America NTSA                                                 5.516%    11/1/1998 (1)          6,000        5,997
Bank of America NTSA                                                  5.63%    2/26/1999              1,000        1,001
SMM Trust 1997-A                                                      5.50%   12/16/1998 (1)         12,000       12,000
Wachovia Bank N.A.                                                   5.524%    10/2/1998 (1)          5,000        4,999
------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER NOTES
   (COST $36,993)                                                                                                 36,993
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%)
   (COST $584,408)                                                                                               584,408
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               8,598
Liabilities                                                                                                       (2,824)
                                                                                                              ----------
                                                                                                                   5,774
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 590,194,019 outstanding $0.001 par value shares
   of beneficial interest (unlimited authorization)                                                             $590,182
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $1.00
========================================================================================================================

*   See Note A in Notes to Financial Statements.

** Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Adjustable Rate Security.

-------------------------------------------------------------------------------------------------------------------------
AT SEPTEMBER 30, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                     $590,194        $1.00
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses                                                                          (12)          --
Unrealized Appreciation                                                                                   --           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $590,182        $1.00
=========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
HIGH-GRADE BOND Portfolio                                   COUPON                  DATE              (000)        (000)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (61.9%)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (26.4%)
U.S. Treasury Bond                                           7.875%              2/15/2021       $      740    $     999
U.S. Treasury Bond                                            8.00%             11/15/2021            5,460        7,492
U.S. Treasury Bond                                           8.125%              8/15/2019            5,560        7,618
U.S. Treasury Bond                                           8.125%              8/15/2021            6,350        8,804
U.S. Treasury Bond                                            8.50%              2/15/2020            1,870        2,662
U.S. Treasury Bond                                            8.75%              5/15/2017            3,655        5,214
U.S. Treasury Bond                                            8.75%              5/15/2020              975        1,422
U.S. Treasury Bond                                           8.875%              8/15/2017            2,350        3,393
U.S. Treasury Bond                                           8.875%              2/15/2019            1,010        1,475
U.S. Treasury Bond                                           9.125%              5/15/2018              510          757
U.S. Treasury Bond                                           10.00%              5/15/2010              100          131
U.S. Treasury Bond                                          10.375%             11/15/2009           16,120       21,062
U.S. Treasury Bond                                          10.375%             11/15/2012            7,065       10,002
U.S. Treasury Bond                                           10.75%              8/15/2005              875        1,196
U.S. Treasury Bond                                          11.625%             11/15/2002            1,000        1,271
U.S. Treasury Bond                                           14.00%             11/15/2011            1,065        1,733
U.S. Treasury Note                                            6.25%             10/31/2001              400          421
U.S. Treasury Note                                            6.25%              2/15/2003               45           48
U.S. Treasury Note                                           6.875%              5/15/2006               85           98
U.S. Treasury Note                                            7.50%              5/15/2002            5,300        5,847
U.S. Treasury Note                                            7.75%             12/31/1999            1,250        1,298
U.S. Treasury Note                                           7.875%             11/15/2004               50           59
U.S. Treasury Note                                            8.00%              5/15/2001            2,050        2,232
                                                                                                              ----------
                                                                                                                  85,234
                                                                                                              ----------
AGENCY BONDS & NOTES (3.6%)
Federal Home Loan Bank                                       5.575%               9/2/2003            1,900        1,965
Federal Home Loan Bank                                       5.675%              8/18/2003            2,000        2,077
Federal Home Loan Bank                                        5.80%               9/2/2008            2,400        2,553
Federal Home Loan Bank                                       5.865%               9/2/2008            1,300        1,382
Federal Home Loan Mortgage Corp.                             6.785%               3/1/2006              300          302
Federal Home Loan Mortgage Corp.                              7.09%               6/1/2005              200          207
Federal National Mortgage Assn.                               5.80%             12/10/2003              350          367
Federal National Mortgage Assn.                               5.89%              11/6/2002              750          782
Federal National Mortgage Assn.                               6.58%              8/20/2007            1,350        1,499
Federal National Mortgage Assn.                               7.55%              6/10/2004              350          356
                                                                                                              ----------
                                                                                                                  11,490
                                                                                                              ----------
MORTGAGE OBLIGATIONS (31.9%)
Federal Home Loan Mortgage Corp.                              5.50%    12/1/1998-11/1/2008 (1)          130          130
Federal Home Loan Mortgage Corp.                              6.00%      2/1/1999-9/1/2028 (1)        5,629        5,677
Federal Home Loan Mortgage Corp.                              6.50%      9/1/2000-6/1/2028 (1)       13,177       13,434
Federal Home Loan Mortgage Corp.                              7.00%     12/1/1999-9/1/2028 (1)       14,517       14,889
Federal Home Loan Mortgage Corp.                              7.50%      3/1/2000-4/1/2028 (1)        9,697        9,995
Federal Home Loan Mortgage Corp.                              8.00%    10/1/2009-12/1/2027 (1)        4,499        4,666
Federal Home Loan Mortgage Corp.                              8.50%      5/1/2006-5/1/2027 (1)        1,159        1,211
Federal Home Loan Mortgage Corp.                              9.00%     11/1/2005-5/1/2027 (1)          402          424
Federal Home Loan Mortgage Corp.                              9.50%      1/1/2025-2/1/2025 (1)          137          147
Federal Home Loan Mortgage Corp.                             10.00%     3/1/2017-11/1/2019 (1)           78           85
Federal National Mortgage Assn.                               5.50%               3/1/2001 (1)           55           55
Federal National Mortgage Assn.                               6.00%    11/15/1998-6/1/2028 (1)        2,528        2,540
Federal National Mortgage Assn.                               6.50%      3/1/2000-7/1/2028 (1)        8,840        8,998
Federal National Mortgage Assn.                               7.00%      5/1/2000-3/1/2028 (1)        6,609        6,784
Federal National Mortgage Assn.                               7.50%      4/1/1999-5/1/2027 (1)        3,245        3,347
Federal National Mortgage Assn.                               8.00%      2/1/2000-9/1/2027 (1)        1,693        1,758
Federal National Mortgage Assn.                               8.50%    10/1/2004-12/1/2026 (1)          761          794
Federal National Mortgage Assn.                               9.00%      3/1/2020-4/1/2025 (1)          362          382
Federal National Mortgage Assn.                               9.50%      6/1/2001-2/1/2025 (1)          222          238
Federal National Mortgage Assn.                              10.00%      8/1/2020-8/1/2021 (1)          106          115
Federal National Mortgage Assn.                              10.50%               8/1/2020 (1)           29           32

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
------------------------------------------------------------------------------------------------------------------------

                                                                                                    FACE        MARKET
                                                                                MATURITY          AMOUNT        VALUE*
HIGH-GRADE BOND PORTFOLIO                                   COUPON                  DATE           (000)         (000)
------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                            6.00%    3/15/2009-5/15/2028 (1)      $   864      $   871
Government National Mortgage Assn.                            6.50%   10/15/2008-9/15/2028 (1)        4,243        4,335
Government National Mortgage Assn.                            7.00%   10/15/2008-6/15/2028 (1)        7,566        7,793
Government National Mortgage Assn.                            7.50%    5/15/2008-2/15/2028 (1)        6,250        6,473
Government National Mortgage Assn.                            8.00%    3/15/2008-1/15/2028 (1)        4,454        4,635
Government National Mortgage Assn.                            8.50%    7/15/2009-4/15/2027 (1)        1,366        1,446
Government National Mortgage Assn.                            9.00%   4/15/2016-10/15/2026 (1)          821          879
Government National Mortgage Assn.                            9.50%    4/15/2017-2/15/2025 (1)          409          445
Government National Mortgage Assn.                           10.00%    5/15/2020-1/15/2025 (1)          157          173
Government National Mortgage Assn.                           10.50%              5/15/2019 (1)           28           32
Government National Mortgage Assn.                           11.00%             10/15/2015 (1)           27           31
Government National Mortgage Assn.                           11.50%              2/15/2013 (1)           27           31
Resolution Trust Corp. Collateralized Mortgage Obligations   10.35%              8/25/2021 (1)           85           88
                                                                                                              ----------
                                                                                                                 102,933
                                                                                                              ----------
------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $189,491)                                                                                               199,657
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (32.7%)
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.0%)
American Express Credit Card Master Trust                     6.80%             12/15/2003 (1)        1,250        1,308
Advanta Credit Card Master Trust                              6.05%               8/1/2003 (1)        1,250        1,276
California Infrastructure & Economic
   Development Bank SP Trust PG&E                             6.16%              6/25/2003 (1)          250          254
California Infrastructure & Economic
   Development Bank SP Trust PG&E                             6.42%              9/25/2008 (1)          375          389
Chemical Master Credit Card Trust I                           5.55%              9/15/2003 (1)        1,250        1,266
Discover Card Master Trust                                    5.40%             11/16/2001 (1)          933          934
First USA Credit Card Master Trust                            6.42%              3/17/2005 (1)        1,250        1,314
Ford Credit Auto Loan Master Trust                            6.50%              8/15/2002 (1)        1,000        1,026
Premier Auto Trust                                            5.69%               6/8/2002 (1)        1,700        1,727
Sears Credit Account Master Trust                             5.80%              8/15/2005 (1)        1,500        1,528
Sears Credit Account Master Trust                             8.10%              6/15/2004 (1)        1,400        1,454
Standard Credit Card Master Trust                            7.875%               1/7/2000 (1)        1,400        1,403
Toyota Auto Lease Trust                                       5.35%              7/25/2002 (1)        2,100        2,113
                                                                                                              ----------
                                                                                                                  15,992
                                                                                                              ----------
FINANCE (12.4%)
American General Finance Corp.                                8.00%              2/15/2000              900          932
Ameritech Capital Funding                                     6.15%              1/15/2008            1,000        1,066
Associates Corp.                                              6.25%              3/15/1999              500          502
Associates Corp.                                             6.375%              8/15/2000            1,000        1,022
Associates Corp.                                              6.50%             10/15/2002              650          681
Associates Corp.                                              6.68%              9/17/1999              700          709
Associates Corp.                                              7.50%              4/15/2002              600          641
Avalon Properties Inc.                                       6.875%             12/15/2007              450          461
BT Capital Trust B                                            7.90%              1/15/2027              200          190
Bank of New York Capital I                                    7.97%             12/31/2026              400          436
BankAmerica Capital II                                        8.00%             12/15/2026              200          218
BankAmerica Corp.                                            9.625%              2/13/2001              500          547
BankAmerica Corp.                                            10.00%               2/1/2003              200          236
Bear, Stearns & Co., Inc.                                    6.625%              1/15/2004              200          206
Bear, Stearns & Co., Inc.                                    7.625%              4/15/2000              250          257
CIT Group Holdings                                           6.625%              6/15/2005              400          427
CNA Financial Corp.                                           6.45%              1/15/2008              300          310
CNA Financial Corp.                                           6.50%              4/15/2005              525          548
Chase Capital I                                               7.67%              12/1/2026              400          419
The Chase Manhattan Corp.                                    10.00%              6/15/1999            1,000        1,029
Chrysler Financial Corp.                                     5.875%               2/7/2001              500          508
Chrysler Financial Corp.                                      6.28%              6/21/1999              800          807
CIGNA Corp.                                                  7.875%              5/15/2027              450          500
Citicorp Capital II                                          8.015%              2/15/2027              500          551
CoreStates Capital Corp.                                     9.375%              4/15/2003              250          289

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
------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
                                                            COUPON                  DATE              (000)        (000)
------------------------------------------------------------------------------------------------------------------------
Countrywide Funding                                           7.31%            8/28/2000              $ 600        $ 622
Equitable Companies Inc.                                      7.00%             4/1/2028                140          144
Equity Residential Properties                                 6.55%           11/15/2001                550          566
First Chicago Corp.                                          11.25%            2/20/2001                300          341
First Interstate Bancorp                                     8.625%             4/1/1999                500          508
Fleet Capital Trust II                                        7.92%           12/11/2026                400          431
General Electric Capital Corp.                                5.77%            8/27/2001              2,000        2,055
General Motors Acceptance Corp.                               5.50%           12/15/2001                750          759
General Motors Acceptance Corp.                               5.85%             4/6/2000              1,200        1,212
General Motors Acceptance Corp.                              7.125%             5/1/2001              1,200        1,258
Great Western Finance                                        6.375%             7/1/2000                900          916
HRPT Properties Trust                                         6.75%           12/18/2002                750          766
Household Finance Corp.                                       7.65%            5/15/2007                400          452
JDN Realty Corp.                                              6.80%             8/1/2004                350          355
Lehman Brothers Holdings Inc.                                 6.15%            3/15/2000                750          736
Lehman Brothers Holdings Inc.                                 6.90%            1/29/2001              1,000          987
Lehman Brothers Holdings Inc.                                 7.20%            8/15/2009                320          298
Manufacturers Hanover Corp.                                   8.50%            2/15/1999                500          506
Mellon Capital II                                            7.995%            1/15/2027                400          435
Mellon Financial Corp.                                       7.625%           11/15/1999                200          205
Merrill Lynch & Co., Inc.                                     6.38%            7/18/2000                500          509
Merrill Lynch & Co., Inc.                                     6.50%             4/1/2001              1,000        1,025
Morgan Stanley, Dean Witter, Discover & Co.                   5.89%            3/20/2000              1,500        1,509
NCNB Corp.                                                    9.50%             6/1/2004                150          181
NationsBank Corp.                                             5.75%            3/15/2001                500          508
NationsBank Corp.                                             7.00%            9/15/2001                200          210
NationsBank Corp.                                             7.75%            8/15/2004                500          560
PaineWebber Group, Inc.                                       7.00%             3/1/2000                450          456
Salomon, Inc.                                                 6.50%             3/1/2000                650          659
Salomon, Inc.                                                 6.65%            7/15/2001                750          772
Salomon, Inc.                                                 6.70%            12/1/1998              1,000        1,002
Salomon Smith Barney Holdings Inc.                           5.875%             2/1/2001                400          404
Salomon Smith Barney Holdings Inc.                            7.98%             3/1/2000                700          723
Security Capital Pacific Trust                                8.05%             4/1/2017                150          157
Simon DeBartolo Group, Inc.                                   6.75%            7/15/2004                250          255
Summit Properties Inc.                                        6.95%            8/15/2004                700          723
Susa Partnership                                              7.50%            12/1/2027                175          176
Swiss Bank Corp.                                              7.00%           10/15/2015                500          530
Swiss Bank Corp.                                             7.375%            6/15/2017                100          110
Toyota Motor Credit Corp.                                     5.50%            9/17/2001              1,750        1,769
Travelers Property Casualty Corp.                             7.75%            4/15/2026                275          314
Wells Fargo Capital I                                         7.96%           12/15/2026                400          441
                                                                                                              ----------
                                                                                                                  40,037
                                                                                                              ----------
INDUSTRIAL (10.4%)
American Stores Co.                                           8.00%             6/1/2026                300          350
Anheuser-Busch Cos., Inc.                                     7.10%            6/15/2007                450          504
Anheuser-Busch Cos., Inc.                                    7.125%             7/1/2017                150          168
Anheuser-Busch Cos., Inc.                                    7.375%             7/1/2023                 75           83
Anheuser-Busch Cos., Inc.                                    8.625%            12/1/2016                 31           32
Applied Materials, Inc.                                       8.00%             9/1/2004                100          111
Archer-Daniels-Midland Co.                                   8.875%            4/15/2011                180          231
Auburn Hills                                                 12.00%             5/1/2020                115          192
Bayer Corp.                                                   6.65%            2/15/2028 (2)            350          368
Black & Decker Corp.                                         6.625%           11/15/2000              1,000        1,027
Black & Decker Corp.                                          7.50%             4/1/2003                500          544
The Boeing Co.                                               6.625%            2/15/2038                400          413
Burlington Northern Santa Fe Corp.                           6.375%           12/15/2005                100          104
Burlington Northern Santa Fe Corp.                           6.875%            2/15/2016                300          311
Burlington Northern Santa Fe Corp.                            7.00%           12/15/2025                100          107
Burlington Northern Sante Fe Corp.                            7.25%             8/1/2097                100          106
C.R. Bard, Inc.                                               6.70%            12/1/2026                450          492

------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
HIGH-GRADE BOND PPORTFOLIO                                  COUPON                  DATE              (000)        (000)
------------------------------------------------------------------------------------------------------------------------
CSX Corp.                                                    8.625%            5/15/2022             $   50       $   61
Canadian National Railway                                     6.80%            7/15/2018                450          473
Caterpillar Co.                                              7.375%             3/1/2097                300          343
Chrysler Corp.                                                7.45%             2/1/2097                100          113
Comcast Cablevision                                          8.875%             5/1/2017                350          438
Conrail Corp.                                                 9.75%            6/15/2020                100          132
Continental Airlines, Inc. (Equipment Trust Certificates)    6.648%            3/15/2019                390          429
Cyprus Minerals                                              6.625%           10/15/2005                400          410
Dayton Hudson Corp.                                           6.65%             8/1/2028                300          303
Dayton Hudson Corp.                                           6.75%             1/1/2028                250          256
Deere & Co.                                                   8.50%             1/9/2022                100          125
Delta Airlines, Inc. (Equipment Trust Certificates)           8.54%             1/2/2007 (1)            194          220
Dillards Department Stores                                    7.75%            5/15/2027                250          275
Dillards Department Stores                                    7.85%            10/1/2012                300          345
The Walt Disney Co.                                           7.55%            7/15/2093                350          414
Eastman Chemical Co.                                         6.375%            1/15/2004                400          413
Eastman Chemical Co.                                          7.25%            1/15/2024                100          102
Federated Department Stores, Inc.                             7.00%            2/15/2028                100          102
Federated Department Stores, Inc.                             7.45%            7/15/2017                425          458
First Data Corp.                                             6.625%             4/1/2003                125          132
Ford Capital BV                                              9.875%            5/15/2002                400          458
Ford Holdings                                                 9.25%             3/1/2000                300          316
Ford Motor Corp.                                              9.95%            2/15/2032                 65           95
Fortune Brands                                               7.875%            1/15/2023                100          121
General Motors Corp.                                         9.125%            7/15/2001                400          441
International Business Machines Corp.                        7.125%            12/1/2096                450          500
International Paper Co.                                      7.875%             8/1/2006                100          114
J.C. Penney Co., Inc.                                        6.875%            6/15/1999                500          506
Kroger Co.                                                   6.375%             3/1/2008                300          308
Kroger Co.                                                    7.65%            4/15/2007                350          384
Lockheed Martin Corp.                                         6.85%            5/15/2001              2,000        2,084
May Department Stores Co.                                     9.75%            2/15/2021                100          136
McDonald's Corp.                                              6.75%            2/15/2003                230          235
Mobil Corp.                                                  7.625%            2/23/2033                200          216
News America Holdings Inc.                                    8.50%            2/15/2005                300          341
Norfolk Southern Corp.                                       6.875%             5/1/2001              1,125        1,170
Norfolk Southern Corp.                                        7.40%            9/15/2006                270          301
Norfolk Southern Corp.                                        7.70%            5/15/2017                 50           57
Norfolk Southern Corp.                                        7.90%            5/15/2097                 50           59
Northrop Grumman Corp.                                       9.375%           10/15/2024                400          469
Occidental Petroleum Corp.                                    8.50%            11/9/2001                750          808
Philip Morris Cos., Inc.                                      7.00%            7/15/2005                150          161
Philip Morris Cos., Inc.                                      8.25%           10/15/2003                150          168
Phillips Petroleum Co.                                        9.00%             6/1/2001                600          651
Praxair, Inc.                                                 6.70%            4/15/2001              1,175        1,212
Praxair, Inc.                                                 6.75%             3/1/2003                500          524
Raytheon Co.                                                  6.30%            8/15/2000              1,500        1,531
Sears, Roebuck & Co. Acceptance Corp.                         6.75%            9/15/2005 (1)            150          161
Safeway Inc.                                                  6.85%            9/15/2004                700          751
TCI Communications, Inc.                                     6.375%            9/15/1999              1,500        1,514
TCI Communications, Inc.                                     6.875%            2/15/2006                250          271
Telecommunications Inc.                                      6.375%             5/1/2003              1,050        1,098
Tenneco, Inc.                                               10.075%             2/1/2001                200          220
Texaco Capital Corp.                                         8.875%             9/1/2021                150          197
Time Warner Inc.                                              7.75%            6/15/2005              1,250        1,397
Time Warner Inc.                                              8.18%            8/15/2007                250          291
Tosco Corp.                                                   7.00%            7/15/2000              1,000        1,020
USA Waste Services                                           7.125%           12/15/2017                250          254
Union Carbide Corp.                                           6.75%             4/1/2003                200          209
Union Carbide Corp.                                           7.75%            10/1/2096                125          136
Union Carbide Corp.                                          7.875%             4/1/2023                125          138

------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE         MARKET
                                                                                MATURITY           AMOUNT         VALUE*
                                                            COUPON                  DATE            (000)          (000)
------------------------------------------------------------------------------------------------------------------------
Union Oil of California                                      6.375%             2/1/2004         $   200        $    203
Union Pacific Corp.                                          8.625%            5/15/2022             175             197
WMX Technologies Inc.                                         6.25%           10/15/2000           1,500           1,528
Whirlpool Corp.                                               9.00%             3/1/2003             150             171
                                                                                                              ----------
                                                                                                                  33,809
                                                                                                              ----------
UTILITIES (4.9%)
AT&T Corp.                                                    8.35%            1/15/2025             140             161
Baltimore Gas & Electric Co.                                 8.375%            8/15/2001             500             543
Carolina Power & Light Co.                                   6.875%            8/15/2023             175             182
Coastal Corp.                                                 7.75%           10/15/2035             250             266
Commonwealth Edison                                           6.50%            4/15/2000           1,000           1,019
Commonwealth Edison                                          7.375%            9/15/2002           1,000           1,088
Commonwealth Edison                                           7.50%             7/1/2013             250             274
Enron Corp.                                                   6.40%            7/15/2006             250             257
Enron Corp.                                                  7.125%            5/15/2007             150             162
Enron Corp.                                                  9.125%             4/1/2003             500             566
Enron Corp.                                                   9.65%            5/15/2001             450             494
GTE Corp.                                                     8.75%            11/1/2021             500             636
GTE South Inc.                                               6.125%            6/15/2007             500             527
Houston Lighting & Power Co.                                  8.75%             3/1/2022             100             110
MCI Communications Corp.                                      6.50%            4/15/2010             200             213
MCI Communications Corp.                                      7.50%            8/20/2004             250             275
MCI Communications Corp.                                      7.75%            3/23/2025             250             266
Michigan Bell Telephone Co.                                   7.50%            2/15/2023             175             188
National Rural Utility Co.                                    6.20%             2/1/2008             650             689
New England Telephone & Telegraph Co.                        7.875%           11/15/2029             500             608
New York Telephone Co.                                       6.125%            1/15/2010             750             798
New York Telephone Co.                                        7.00%            8/15/2025             175             182
Pacific Bell Telephone Co.                                    7.25%             7/1/2002             225             241
Southern California Edison Co.                               6.375%            1/15/2006             650             683
Southern California Edison Co.                                6.75%            1/15/2000             500             510
Southwestern Bell Telephone Co.                              6.625%            7/15/2007             600             652
Southwestern Bell Telephone Co.                              7.625%             3/1/2023             475             520
Texas Utilities Co.                                          7.375%             8/1/2001             250             264
Texas Utilities Co.                                          7.875%             3/1/2023             110             118
Texas Utilities Co.                                           8.25%             4/1/2004             100             113
U S West Capital Funding, Inc.                               6.125%            7/15/2002           1,000           1,034
Virginia Electric & Power Co.                                6.625%             4/1/2003             200             213
Virginia Electric & Power Co.                                 6.75%            10/1/2023             500             511
Worldcom Inc.                                                6.125%            8/15/2001           1,250           1,280
                                                                                                              ----------
                                                                                                                  15,643
                                                                                                              ----------
------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $102,119)                                                                                               105,481
------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(3.7%)
------------------------------------------------------------------------------------------------------------------------
Province of British Columbia                                  7.00%            1/15/2003                170          184
Canadian Imperial Bank of Commerce (NY Branch)                6.20%             8/1/2000              1,800        1,835
Finland Global Bond                                          7.875%            7/28/2004                350          405
Grand Metropolitan Investment Corp.                           9.00%            8/15/2011                400          514
Hanson Overseas                                              7.375%            1/15/2003                400          429
Inter-American Development Bank                               8.50%            3/15/2011                130          170
KFW International Finance, Inc.                              7.625%            2/15/2004                300          335
KFW International Finance, Inc.                               8.85%            6/15/1999                425          436
KFW International Finance, Inc.                              9.125%            5/15/2001                200          219
Province of Manitoba                                          8.75%            5/15/2001                500          546
Province of Manitoba                                          9.25%             4/1/2020                120          164
Province of Manitoba                                          9.50%            10/1/2000                130          141
Province of Manitoba                                         9.625%            12/1/2018                100          141
National Westminster Bancorp Inc.                            9.375%           11/15/2003                350          412
Province of New Brunswick                                     9.75%            5/15/2020                500          701
Province of Newfoundland                                      7.32%           10/13/2023                350          392

------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
HIGH-GRADE BOND PPORTFOLIO                                  COUPON                  DATE              (000)        (000)
------------------------------------------------------------------------------------------------------------------------
Province of Newfoundland                                      9.00%             6/1/2019           $    300      $   390
Noranda, Inc.                                                8.625%            7/15/2002                370          401
Northern Telecom Ltd.                                        6.875%             9/1/2023                250          261
Province of Ontario                                          7.375%            1/27/2003                110          119
Province of Ontario                                           7.75%             6/4/2002                200          218
Province of Ontario                                           8.00%           10/17/2001              1,500        1,621
Petro Geo-Services                                           7.125%            3/30/2028                430          425
Republic of Portugal                                          5.75%            10/8/2003                650          676
Province of Saskatchewan                                     7.125%            3/15/2008                200          224
Province of Saskatchewan                                      8.00%            7/15/2004                550          628
------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $11,433)                                                                                                 11,987
------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.6%)
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                   5.46%            10/1/1998              3,703        3,703
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                           5.51%            10/1/1998              1,298        1,298
------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $5,001)                                                                                                   5,001
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (COST $308,044)                                                                                               322,126
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (0.1%)                                                                             343
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 29,140,526 outstanding $0.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                    $322,469
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $11.07
========================================================================================================================

*   See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933, representing 0.11% of net assets.
    Rule 144A securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                                             $322,126
Receivables for Investment Securities Sold                                                                        13,678
Other Assets--Note C                                                                                               5,835
                                                                                                              ----------
  Total Assets                                                                                                   341,639
                                                                                                              ----------
LIABILITIES
Payables for Investment Securities Purchased                                                                      17,179
Other Liabilities--Note G                                                                                          1,991
                                                                                                              ----------
  Total Liabilities                                                                                               19,170
                                                                                                              ----------
------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                     $322,469
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
 AT SEPTEMBER 30, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                   $307,500       $10.56
 Undistributed Net Investment Income                                                                     --           --
 Accumulated Net Realized Gains                                                                         887          .03
 Unrealized Appreciation--Note F                                                                     14,082          .48
------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                        $322,469       $11.07
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
HIGH YIELD BOND PORTFOLIO                                            COUPON         DATE               (000)       (000)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (95.9%)
------------------------------------------------------------------------------------------------------------------------
FINANCE (5.0%)
Amresco, Inc.                                                        10.00%    3/15/2004           $    500      $   415
Bank United Corp.                                                    8.875%     5/1/2007                750          807
Chevy Chase Savings Bank                                              9.25%    12/1/2008              1,000          970
ContiFinancial Corp.                                                 8.125%     4/1/2008              1,000          864
Imperial Credit Industries, Inc.                                     9.875%    1/15/2007                700          539
Navistar Financial Corp.                                              9.00%     6/1/2002              1,000        1,040
Olympic Financial Ltd.                                               11.50%    3/15/2007                370          267
United Companies Financial Corp.                                     8.375%     7/1/2005                965          830
Western Financial Savings Bank                                        8.50%     7/1/2003              1,000          870
                                                                                                              ----------
                                                                                                                   6,602
                                                                                                              ----------
INDUSTRIAL (85.9%)
   AEROSPACE & DEFENSE (1.9%)
   Argo-Tech Corp.                                                   8.625%    10/1/2007                750          709
   K & F Industries, Inc.                                             9.25%   10/15/2007                500          490
   L-3 Communications Corp.                                         10.375%     5/1/2007                500          545
   Newport News Shipbuilding Inc.                                    8.625%    12/1/2006                750          789

   AUTOMOTIVE (5.0%)
   Accuride Corp.                                                     9.25%     2/1/2008              1,000          960
   Collins & Aikman Products Co.                                     11.50%    4/15/2006                425          445
   Delco Remy International Inc.                                    10.625%     8/1/2006                750          776
   Federal-Mogul Corp.                                                8.80%    4/15/2007              1,000        1,093
   Hayes Wheels International, Inc.                                  11.00%    7/15/2006                500          549
   Johnstown America Industries, Inc.                                11.75%    8/15/2005                750          780
   Key Plastics, Inc.                                                10.25%    3/15/2007                460          444
   LDM Technologies Inc.                                             10.75%    1/15/2007                500          440
   Lear Corp.                                                         9.50%    7/15/2006              1,000        1,065

   BASIC INDUSTRIES (9.6%)
   Advanced Lighting Technologies, Inc.                               8.00%    3/15/2008 (1)          1,000          940
   Anchor Glass Container Corp.                                      11.25%     4/1/2005                500          515
   Coltec Industries Inc.                                             7.50%    4/15/2008              1,000        1,006
   Consumers International                                           10.25%     4/1/2005              1,000        1,050
   Goss Graphic Systems, Inc.                                        12.00%   10/15/2006                 95           87
   Grove Worldwide LLC                                                9.25%     5/1/2008 (1)          1,000          870
   Henry Co.                                                         10.00%    4/15/2008 (1)          1,000          940
   Idex Corp.                                                        6.875%    2/15/2008                995        1,041
   International Wire Group                                          11.75%     6/1/2005                500          512
   Mastec, Inc.                                                       7.75%     2/1/2008              1,250        1,113
   Neenah Corp.                                                     11.125%     5/1/2007                750          765
   Numatics Inc.                                                     9.625%     4/1/2008              1,000          920
   Park-Ohio Industries, Inc.                                         9.25%    12/1/2007              1,000        1,000
   Roller Bearing Co. of America Inc.                                9.625%    6/15/2007                500          480
   Scotsman Group Inc.                                               8.625%   12/15/2007                415          402
   Terex Corp.                                                       8.875%     4/1/2008              1,000          928

   BUILDING MATERIALS (2.6%)
   American Standard Cos. Inc.                                       7.375%     2/1/2008              1,500        1,506
   Falcon Building Products, Inc.                                     9.50%    6/15/2007              1,000          840
   Nortek, Inc.                                                       9.25%    3/15/2007              1,000        1,005

   CABLE (6.4%)
   CSC Holdings, Inc.                                                8.125%    8/15/2009                750          790
   CSC Holdings, Inc.                                                 9.25%    11/1/2005                500          525
   Century Communications Inc.                                       8.875%    1/15/2007                705          747
   Classic Cable Inc.                                                9.875%     8/1/2008 (1)            375          382
   Comcast Corp.                                                     9.125%   10/15/2006              1,500        1,605
   Falcon Holdings Group LP                                          8.375%    4/15/2010              1,000          983
   Jones Intercable Inc.                                             7.625%    4/15/2008              1,000        1,010


------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
HIGH YIELD BOND PORTFOLIO                                            COUPON         DATE               (000)       (000)
------------------------------------------------------------------------------------------------------------------------
   Lenfest Communications, Inc.                                      8.375%    11/1/2005             $1,000      $ 1,048
   Rifkin Acquisition Partners LLLP                                 11.125%    1/15/2006              1,250        1,350

   CHEMICALS (4.9%)
   Acetex Corp.                                                       9.75%    10/1/2003                750          712
   Buckeye Cellulose Corp.                                            8.50%   12/15/2005                750          739
   Huntsman Corp.                                                     9.50%     7/1/2007 (1)          1,000          960
   LaRoche Industries, Inc.                                           9.50%    9/15/2007                750          652
   Lilly Industries, Inc.                                             7.75%    12/1/2007              1,250        1,328
   Pioneer Americas Acquisition Corp.                                 9.25%    6/15/2007              1,000          825
   Sovereign Specialty Chemicals, Inc.                                9.50%     8/1/2007                500          483
   Texas Petrochemicals Corp.                                       11.125%     7/1/2006                750          690

   CONSUMER GOODS & SERVICES (1.7%)
   Chattem, Inc.                                                     8.875%     4/1/2008                255          247
   Muzak LP/Muzak Capital Corp.                                      10.00%    10/1/2003                250          252
   Revlon Consumer Products                                          8.625%     2/1/2008              1,000          975
   Safelite Glass Corp.                                              9.875%   12/15/2006 (1)            340          326
   Sealy Mattress                                                    9.875%   12/15/2007                500          493

   CONTAINERS (3.1%)
   BWAY Corp.                                                        10.25%    4/15/2007              1,000        1,050
   Owens-Illinois, Inc.                                               8.10%    5/15/2007              1,500        1,600
   Silgan Corp.                                                       9.00%     6/1/2009              1,000          990
   Sweetheart Cup Co., Inc.                                          9.625%     9/1/2000                400          376

   ENERGY AND RELATED GOODS & SERVICES (7.8%)
   AmeriGas Partners, LP Series B                                   10.125%    4/15/2007                600          576
   Clark Refining & Marketing, Inc.                                  8.375%   11/15/2007              1,000          910
   Cross Timbers Oil Co.                                              9.25%     4/1/2007                500          460
   Dailey International, Inc.                                         9.50%    2/15/2008                750          450
   Energy Corp. of America                                            9.50%    5/15/2007                750          694
   J. Ray McDermott, SA                                              9.375%    7/15/2006                500          521
   Newfield Exploration Co.                                           7.45%   10/15/2007                750          764
   Newpark Resources, Inc.                                           8.625%   12/15/2007              1,250        1,188
   Ocean Energy, Inc.                                                8.875%    7/15/2007                250          250
   P & L Coal Holdings Corp.                                         8.875%    5/15/2008 (1)            750          763
   Plains Resources, Inc.                                            10.25%    3/15/2006                750          754
   Pride Petroleum Services, Inc.                                    9.375%     5/1/2007                750          705
   Seagull Energy Corp.                                              8.625%     8/1/2005                500          510
   Tesoro Petroleum Corp.                                             9.00%     7/1/2008              1,000          965
   Tuboscope Inc.                                                     7.50%    2/15/2008                750          782

   FOOD & LODGING (3.1%)
   Aurora Foods Inc.                                                  8.75%     7/1/2008                675          695
   B & G Foods, Inc.                                                 9.625%     8/1/2007                750          709
   Nash Finch Co.                                                     8.50%     5/1/2008                750          697
   Purina Mills Inc.                                                  9.00%    3/15/2010              1,000          980
   Tricon Global Restaurants, Inc.                                    7.65%    5/15/2008              1,000        1,047

   HEALTH CARE (4.9%)
   Beverly Enterprises Inc.                                           9.00%    2/15/2006                720          722
   Columbia/HCA Healthcare Corp.                                      7.25%    5/20/2008              1,000          969
   Integrated Health Services, Inc.                                   9.50%    9/15/2007                500          492
   Kinetic Concepts, Inc.                                            9.625%    11/1/2007                750          742
   Leiner Health Products, Inc.                                      9.625%     7/1/2007                500          510
   Owens & Minor, Inc.                                              10.875%     6/1/2006                500          523
   PharMerica, Inc.                                                  8.375%     4/1/2008              1,000          900
   Tenet Healthcare Corp.                                            8.125%    12/1/2008 (1)          1,500        1,519

   HOME BUILDING & REAL ESTATE (3.0%)
   CapStar Hotel Co.                                                  8.75%    8/15/2007              1,000          957
   Kaufman & Broad Home Corp.                                         7.75%   10/15/2004              1,000          985

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                     COUPON         DATE               (000)       (000)
------------------------------------------------------------------------------------------------------------------------
   Standard Pacific Corp.                                             8.50%    6/15/2007             $1,000       $  970
   Toll Corp.                                                         7.75%    9/15/2007              1,000          985

   MEDIA & ENTERTAINMENT (7.0%)
   Big Flower Press Holdings                                         8.875%     7/1/2007                750          731
   CBS Corp.                                                          7.15%    5/20/2005              1,500        1,543
   Chancellor Media Corp.                                            9.375%    10/1/2004                750          763
   Fox/Liberty Networks LLC                                          8.875%    8/15/2007              1,000          980
   JCAC, Inc.                                                       10.125%    6/15/2006                100          109
   Jacor Communications Inc.                                          8.75%    6/15/2007              1,000        1,050
   Lin Television Corp.                                              8.375%     3/1/2008                500          484
   Loews Cineplex Entertainment                                      8.875%     8/1/2008 (1)          1,000          987
   Outdoor Systems Inc.                                              9.375%   10/15/2006                260          276
   PRIMEDIA, Inc.                                                    7.625%     4/1/2008              1,000          960
   Von Hoffman Press Inc.                                           10.375%    5/15/2007 (1)            500          500
   Young Broadcasting Inc.                                            9.00%    1/15/2006                750          748

   METAL (3.9%)
   AK Steel Corp.                                                    9.125%   12/15/2006                500          502
   Algoma Steel Inc.                                                12.375%    7/15/2005              1,000          800
   AmeriSteel Corp.                                                   8.75%    4/15/2008                500          465
   Armco, Inc.                                                        9.00%    9/15/2007                500          495
   Bethlehem Steel Corp.                                            10.375%     9/1/2003                400          416
   GS Technologies Operating Co., Inc.                               12.25%    10/1/2005                750          637
   LTV Corp.                                                          8.20%    9/15/2007                500          470
   Ryerson Tull, Inc.                                                9.125%    7/15/2006                500          575
   Weirton Steel Corp.                                               10.75%     6/1/2005                500          455
   Wells Aluminum Corp.                                             10.125%     6/1/2005                250          240

   PAPER & PACKAGING (6.3%)
   Ball Corp.                                                         7.75%     8/1/2006 (1)          1,000        1,030
   Container Corp. of America                                         9.75%     4/1/2003                700          707
   Doman Industries, Ltd.                                             8.75%    3/15/2004                750          525
   Domtar Inc.                                                        8.75%     8/1/2006                200          199
   Domtar Inc.                                                        9.50%     8/1/2016              1,250        1,294
   Fonda Group Inc.                                                   9.50%     3/1/2007                500          450
   Gaylord Container Corp.                                           9.375%    6/15/2007              1,000          810
   NoramPac Inc.                                                      9.50%     2/1/2008                500          490
   Paperboard Industries International Inc.                          8.375%    9/15/2007              1,000          910
   Repap New Brunswick, Inc.                                          9.00%     6/1/2004                750          683
   Tembec Finance Corp.                                              9.875%    9/30/2005                500          505
   U.S. Timberlands LLC                                              9.625%   11/15/2007                750          720

   TECHNOLOGY & RELATED (6.4%)
   Advanced Micro Devices, Inc.                                      11.00%     8/1/2003                500          505
   Amphenol Corp.                                                    9.875%    5/15/2007                500          490
   Beckman Instruments, Inc.                                          7.45%     3/4/2008                750          769
   Fairchild Semiconductor Corp.                                    10.125%    3/15/2007                580          522
   Fisher Scientific International, Inc.                              9.00%     2/1/2008              1,000          960
   Iron Mountain, Inc.                                              10.125%    10/1/2006              1,000        1,050
   Pierce Leahy Corp.                                                9.125%    7/15/2007              1,000        1,020
   PSINet Inc.                                                       10.00%    2/15/2005                250          251
   Telecommunication Techniques Co.                                   9.75%    5/15/2008 (1)            900          810
   Unisys Corp.                                                      7.875%     4/1/2008              1,000        1,000
   Wesco Distribution Inc.                                           9.125%     6/1/2008              1,000          970

   TELECOMMUNICATIONS (5.8%)
   Comcast Cellular Holdings, Inc.                                    9.50%     5/1/2007              1,000        1,055
   GCI, Inc.                                                          9.75%     8/1/2007              1,000          915
   ITC DeltaCom, Inc.                                                11.00%     6/1/2007                620          670
   Intermedia Communications Inc.                                    8.875%    11/1/2007              1,000        1,005
   Level 3 Communications, Inc.                                      9.125%     5/1/2008                750          709
   MJD Communications Inc.                                            9.50%     5/1/2008 (1)          1,000          990


------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
HIGH YIELD BOND PORTFOLIO                                            COUPON         DATE               (000)       (000)
------------------------------------------------------------------------------------------------------------------------
   McLeodUSA Inc.                                                     9.25%    7/15/2007             $1,000     $  1,025
   Paging Network, Inc.                                             10.125%     8/1/2007                500          500
   Rogers Cantel, Inc.                                                8.30%    10/1/2007                750          724

   TEXTILES & RELATED (2.5%)
   Galey & Lord Inc.                                                 9.125%     3/1/2008              1,000          877
   Pillowtex Corp.                                                    9.00%   12/15/2007                635          600
   Tultex Corp.                                                      9.625%    4/15/2007                500          405
   Tultex Corp.                                                     10.625%    3/15/2005                500          435
   Westpoint Stevens Inc.                                            7.875%    6/15/2005              1,000        1,018
                                                                                                              ----------
                                                                                                                 112,621
                                                                                                              ----------
UTILITIES (5.0%)
AES Corp.                                                            8.375%    8/15/2007                500          470
CMS Energy Corp.                                                     8.125%    5/15/2002                750          771
CalEnergy Co., Inc.                                                   7.52%    9/15/2008                240          246
CalEnergy Co., Inc.                                                   9.50%    9/15/2006                250          270
Calpine Corp.                                                        7.875%     4/1/2008                810          769
Cleveland Electric Illuminating Co.                                   7.43%    11/1/2009                750          831
El Paso Electric Co. Series D                                         8.90%     2/1/2006              1,000        1,149
Niagara Mohawk Power Corp.                                            7.75%    10/1/2008                750          803
Public Service Co. of New Mexico                                      7.50%     8/1/2018              1,000        1,057
Texas-New Mexico Power Co.                                           10.75%    9/15/2003                200          219
                                                                                                              ----------
                                                                                                                   6,585
                                                                                                              ----------
------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $130,809)                                                                                               125,808
------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.7%)
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           5.46%    10/1/1998              2,857        2,857
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                   5.51%    10/1/1998              1,972        1,972
------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $4,829)                                                                                                   4,829
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
   (COST $135,638)                                                                                               130,637
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               3,487
Liabilities--Note G                                                                                               (2,916)
------------------------------------------------------------------------------------------------------------------------
                                                                                                                     571
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 13,004,937 outstanding $0.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                    $131,208
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $10.09
========================================================================================================================

*   See Note A in Notes to Financial Statements.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, the aggregate value of these securities was $11,017,000, representing 8.4% of net assets.

------------------------------------------------------------------------------------------------------------------------
 AT SEPTEMBER 30, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                     $135,995      $10.46
Undistributed Net Investment Income                                                                       --          --
Accumulated Net Realized Gains                                                                           214         .02
Unrealized Depreciation--Note F                                                                       (5,001)       (.39)
========================================================================================================================
NET ASSETS                                                                                          $131,208      $10.09
========================================================================================================================

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
BALANCED PORTFOLIO                   SHARES         (000)
---------------------------------------------------------
COMMON STOCKS (62.3%)
---------------------------------------------------------
AUTO & TRANSPORTATION (5.8%)
   CSX Corp.                         70,000   $    2,944
   Canadian National Railway Co.     46,500        2,075
   Ford Motor Co.                   163,531        7,676
   General Motors Corp.              93,139        5,094
   KLM Royal Dutch Air Lines
    NV ADR                           96,595        2,391
   Norfolk Southern Corp.            91,200        2,651
   TRW, Inc.                         70,000        3,106
   Union Pacific Corp.              142,800        6,087
                                              ----------
                                                  32,024
                                              ----------
CONSUMER DISCRETIONARY (3.4%)
   Eastman Kodak Co.                 45,400        3,510
   Gillette Co.                       9,000          344
   Kimberly-Clark Corp.             130,300        5,277
   May Department Stores Co.         34,800        1,792
   J.C. Penney Co., Inc.             41,500        1,865
   Sears, Roebuck & Co.              85,052        3,758
   Whirlpool Corp.                   51,500        2,421
                                              ----------
                                                  18,967
                                              ----------
CONSUMER STAPLES (2.2%)
   American Stores Co.               51,000        1,642
   General Mills, Inc.               23,000        1,610
   H.J. Heinz Co.                    70,000        3,579
   Philip Morris Cos., Inc.         115,000        5,297
                                              ----------
                                                  12,128
                                              ----------
FINANCIAL SERVICES (10.3%)
   Archstone Communities
    Trust REIT                       58,000        1,182
   BankAmerica Corp.                 54,000        3,247
   CIGNA Corp.                      108,300        7,161
   Citicorp                          76,900        7,147
   Equity Office Properties Trust
    REIT                             46,000        1,127
   Equity Residential Properties
    Trust REIT                       30,000        1,266
   Fannie Mae                        64,000        4,112
   First Union Corp.                120,948        6,191
   Jefferson-Pilot Corp.             45,250        2,738
   MBIA, Inc.                        39,000        2,094
   Marsh & McLennan Cos., Inc.       80,000        3,980
   Spieker Properties, Inc. REIT     35,000        1,286
   Starwood Hotels & Resorts REIT    23,000          702
   U.S. Bancorp                     194,200        6,906
   Wachovia Corp.                    93,300        7,954
                                              ----------
                                                  57,093
                                              ----------
HEALTH CARE (6.5%)
   Abbott Laboratories              124,200        5,395
   American Home Products Corp.      58,000        3,038
   Baxter International, Inc.        75,100        4,468
   Bristol-Myers Squibb Co.          44,400        4,612
   Columbia/HCA Healthcare Corp.     69,000        1,384
   Johnson & Johnson                 84,000        6,573
   Pharmacia & Upjohn, Inc.         206,500       10,364
                                              ----------
                                                  35,834
                                              ----------
INTEGRATED OILS (7.5%)
   Amoco Corp.                      110,800        5,969
   Ashland, Inc.                     23,400        1,082
---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                     SHARES         (000)
---------------------------------------------------------
   Atlantic Richfield Co.            31,000        2,199
   Chevron Corp.                     53,600        4,506
   Equitable Resources, Inc.         46,000        1,170
   Exxon Corp.                       30,700        2,155
   Phillips Petroleum Co.            50,800        2,292
   Repsol SA ADR                     81,400        3,434
   Royal Dutch Petroleum Co. ADR    126,300        6,015
   Sun Co., Inc.                     28,545          913
   Texaco Inc.                       21,000        1,316
   Total SA ADR                      59,056        3,709
   USX-Marathon Group               116,200        4,118
   Unocal Corp.                      70,587        2,559
                                              ----------
                                                  41,437
                                              ----------
OTHER ENERGY (1.4%)
   Baker Hughes, Inc.               140,000        2,931
   Halliburton Co.                  115,000        3,285
   Occidental Petroleum Corp.        69,000        1,484
                                              ----------
                                                   7,700
                                              ----------
MATERIALS & PROCESSING (9.3%)
   Aluminum Co. of America           84,000        5,964
   BOC Group PLC ADR                 93,000        2,278
   British Steel PLC ADR            115,900        2,108
   Cabot Corp.                       51,200        1,277
   Dow Chemical Co.                  73,100        6,245
   E.I. du Pont de Nemours & Co.    120,100        6,741
   Imperial Chemical Industries
    PLC ADR                          58,000        1,842
   International Paper Co.           35,500        1,655
   Lubrizol Corp.                    58,000        1,541
   Norsk Hydro SAS ADR               70,400        2,534
   PPG Industries, Inc.              45,200        2,466
   Phelps Dodge Corp.                89,200        4,655
   Reynolds Metals Co.               37,262        1,893
   Rhone-Poulenc SA ADR              72,782        3,039
   Temple-Inland Inc.                46,000        2,202
   Westvaco Corp.                    47,300        1,135
   Weyerhaeuser Co.                  20,000          844
   Willamette Industries, Inc.       70,800        2,031
   Witco Chemical Corp.              62,500        1,313
                                              ----------
                                                  51,763
                                              ----------
PRODUCER DURABLES (4.5%)
   Caterpillar, Inc.                 87,000        3,877
   Honeywell, Inc.                   29,400        1,883
   Lockheed Martin Corp.             47,000        4,738
   Northrop Grumman Corp.             5,000          365
   Parker Hannifin Corp.             34,100        1,012
   Thomas & Betts Corp.              53,000        2,017
   United Technologies Corp.         39,600        3,027
   Xerox Corp.                       91,000        7,712
                                              ----------
                                                  24,631
                                              ----------
TECHNOLOGY (3.2%)
   AMP, Inc.                         89,000        3,182
   Hewlett-Packard Co.               41,000        2,170
   International Business
    Machines Corp.                   54,000        6,912
   Motorola, Inc.                   128,000        5,464
                                              ----------
                                                  17,728
                                              ----------
UTILITIES (6.0%)
   AT&T Corp.                        76,500        4,470
   ALLTEL Corp.                      52,000        2,464

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
BALANCED PORTFOLIO                   SHARES         (000)
---------------------------------------------------------

---------------------------------------------------------
   Bell Atlantic Corp.               96,712    $   4,684
   BellSouth Corp.                   39,600        2,980
   Carolina Power & Light Co.        46,500        2,148
   Cinergy Corp.                     73,000        2,792
   Duke Energy Corp.                 58,000        3,839
   PacifiCorp                        73,000        1,401
   Pinnacle West Capital Corp.       41,000        1,837
   SBC Communications Inc.           67,000        2,977
   Texas Utilities Co.               57,700        2,687
   U S West, Inc.                    22,100        1,159
                                              ----------
                                                  33,438
                                              ----------
OTHER (2.2%)
   Canadian Pacific Ltd.            139,000        2,876
   Cooper Industries, Inc.           95,000        3,871
   General Electric Co.              23,400        1,862
   Minnesota Mining &
    Manufacturing Co.                46,400        3,419
                                              ----------
                                                  12,028
                                              ----------
--------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $267,082)                               344,771
--------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
--------------------------------------------------------
   Cyprus Amax Minerals Co.
    $4.00 Cvt. Pfd.
    (COST $618)                      11,666          472
--------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
--------------------------------------------------------
CORPORATE BONDS (26.6%)
--------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.4%)
Asset Securitization Corp.
(3) 6.75%, 2/14/2041               $  2,000        2,115
                                              ----------

FINANCE (7.3%)
Allstate Corp.
   6.75%, 5/15/2018                   2,000        2,052
BB&T Corp.
   7.25%, 6/15/2007                   2,000        2,200
BankAmerica Corp.
   7.20%, 4/15/2006                   1,000        1,093
BankBoston NA
   6.375%, 3/25/2008                  2,000        2,029
Chubb Corp.
   6.15%, 8/15/2005                   1,000        1,053
   6.60%, 8/15/2018                   1,000        1,038
CIGNA Corp.
   7.875%, 5/15/2027                  2,000        2,224
Citicorp
   7.625%, 5/1/2005                   1,000        1,098
Comerica, Inc.
   7.25%, 8/1/2007                    1,500        1,652
Dean Witter, Discover & Co.
   6.75%, 10/15/2013                  1,000        1,062
Exxon Capital Corp.
   6.00%, 7/1/2005                    1,000        1,056
First Union Corp.
   7.50%, 4/15/2035                   1,000        1,137
Ford Motor Credit Co.
   6.25%, 12/8/2005                   1,000        1,048


---------------------------------------------------------
                                       FACE        MARKET
                                     AMOUNT        VALUE*
                                      (000)         (000)
---------------------------------------------------------
General Electric Global
   Insurance Holdings Corp.
   7.00%, 2/15/2026                 $ 2,000     $  2,205
John Hancock Mutual
   Life Insurance Co.
(1) 7.375%, 2/15/2024                 2,000        2,199
Jackson National Life Insurance Co.
(1) 8.15%, 3/15/2027                  1,500        1,761
Lumbermens Mutual Casualty Co.
(1) 9.15%, 7/1/2026                   1,000        1,217
NBD Bancorp, Inc.
   7.125%, 5/15/2007                  1,500        1,631
NationsBank Corp.
   7.80%, 9/15/2016                   2,000        2,265
Ohio National Life Insurance
(1) 8.50%, 5/15/2026                  2,000        2,374
Provident Cos., Inc.
   7.25%, 3/15/2028                   2,000        2,058
Security Benefit Life Insurance Co.
(1) 8.75%, 5/15/2016                  1,500        1,664
SunTrust Bank Atlanta
   7.25%, 9/15/2006                   1,000        1,107
Travelers Group Inc.
   6.625%, 1/15/2028                  2,000        2,028
Wachovia Corp.
   6.375%, 2/1/2009                   1,000        1,055
                                              ----------
                                                  40,306
                                              ----------
INDUSTRIAL (13.0%)
Abbott Laboratories
   6.80%, 5/15/2005                   1,000        1,104
Air Products & Chemicals, Inc.
   7.375%, 5/1/2005                     195          218
Amoco Corp.
   6.50%, 8/1/2007                    1,500        1,646
Archer-Daniels-Midland Co.
   7.50%, 3/15/2027                   1,500        1,701
Autozone Inc.
   6.50%, 7/15/2008                   2,000        2,093
Baxter International, Inc.
   7.65%, 2/1/2027                    2,100        2,452
Becton, Dickinson & Co.
   7.00%, 8/1/2027                    2,000        2,167
The Boeing Co.
   8.75%, 8/15/2021                   1,500        1,961
Bristol-Myers Squibb Co.
   6.80%, 11/15/2026                  1,500        1,659
CPC International, Inc.
   7.25%, 12/15/2026                  1,000        1,144
Coca-Cola Enterprises, Inc.
   8.50%, 2/1/2022                    1,000        1,239
Dean Foods Co.
   6.90%, 10/15/2017                  2,000        2,140
Diageo PLC
   6.125%, 8/15/2005                  2,000        2,097
Dover Corp.
   6.65%, 6/1/2028                    2,000        2,103
E.I. du Pont de Nemours & Co.
   6.50%, 1/15/2028                   2,000        2,101
Englehard Corp.
   6.95%, 6/1/2028                    2,000        2,021


---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
---------------------------------------------------------
Federal Express Corp.
   6.72%, 1/15/2022                 $ 2,000      $ 2,155
Fluor Corp.
   6.95%, 3/1/2007                    1,500        1,679
Georgia-Pacific Corp.
   9.625%, 3/15/2022                  1,000        1,152
International Business
   Machines Corp.
   7.00%, 10/30/2025                  2,000        2,233
Johnson Controls, Inc.
   7.125%, 7/15/2017                  1,200        1,279
KN Energy, Inc.
   7.25%, 3/1/2028                    2,000        1,972
Eli Lilly & Co.
   7.125%, 6/1/2025                   2,000        2,293
Lockheed Martin Corp.
   7.65%, 5/1/2016                    1,000        1,128
Mattel Inc.
   6.125%, 7/15/2005                  2,000        2,091
McDonald's Corp.
   6.375%, 1/8/2028                   1,000        1,021
   7.375%, 7/15/2033                  1,000        1,067
Merck & Co.
   6.40%, 3/1/2028                    2,000        2,106
Minnesota Mining &
   Manufacturing Corp.
   6.375%, 2/15/2028                  2,000        2,087
Norfolk Southern Corp.
   7.70%, 5/15/2017                   1,500        1,717
J.C. Penney Co., Inc.
   7.95%, 4/1/2017                    1,500        1,686
Procter & Gamble Co. ESOP
   9.36%, 1/1/2021                    1,000        1,337
Raytheon Co.
   7.20%, 8/15/2027                   1,500        1,629
Sears, Roebuck & Co.
   9.375%, 11/1/2011                  1,000        1,339
Stanford Univ.
   7.65%, 6/15/2026                   1,000        1,204
TRW, Inc.
   9.375%, 4/15/2021                  1,000        1,365
Tosco Corp.
   7.80%, 1/1/2027                    1,500        1,634
Tyco International Group
   7.00%, 6/15/2028                   2,000        2,082
USA Waste Services Inc.
   7.00%, 7/15/2028                   2,000        1,996
Ultramar Diamond Shamrock
   7.20%, 10/15/2017                  2,000        2,014
United Technologies Corp.
   8.75%, 3/1/2021                    1,000        1,304
Wal-Mart Stores, Inc.
   7.25%, 6/1/2013                    1,000        1,176
Weyerhaeuser Co.
   6.95%, 8/1/2017                    1,500        1,578
                                              ----------
                                                  72,170
                                              ----------
UTILITIES (5.9%)
AT&T Corp.
   7.75%, 3/1/2007                    1,000        1,166
Ameritech Capital Funding
   6.875%, 10/15/2027                 2,000        2,121


---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
---------------------------------------------------------
Atlantic City Electric Co.
(2) 7.00%, 9/1/2023                 $ 1,000      $ 1,050
Baltimore Gas & Electric Co.
   5.50%, 4/15/2004                   1,000        1,013
BellSouth Telecommunications
   7.50%, 6/15/2033                   1,000        1,105
Central Power & Light Co.
   6.625%, 7/1/2005                   1,000        1,067
Duke Energy Corp.
   7.00%, 7/1/2033                    1,000        1,033
El Paso Natural Gas Co.
   7.50%, 11/15/2026                  1,500        1,579
Florida Power & Light Co.
   7.00%, 9/1/2025                    2,000        2,067
Florida Power Corp.
   6.75%, 2/1/2028                    1,790        1,918
   6.875%, 2/1/2008                   1,850        2,045
GTE Southwest, Inc.
   6.00%, 1/15/2006                   1,000        1,047
Illinois Bell Telephone Co.
   6.625%, 2/1/2025                   1,000        1,011
Indiana Bell Telephone Co., Inc.
   7.30%, 8/15/2026                   1,000        1,169
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                    1,000        1,220
New York Telephone Co.
   7.25%, 2/15/2024                   1,000        1,071
Northern Natural Gas Co.
(1) 6.75%, 9/15/2008                  2,000        2,126
Pacific Bell
   7.125%, 3/15/2026                  1,000        1,123
PacifiCorp
   6.625%, 6/1/2007                   1,000        1,075
Tennessee Gas Pipeline Co.
   7.50%, 4/1/2017                    1,500        1,591
U S WEST Communications Group
   6.875%, 9/15/2033                  1,000        1,021
Union Electric Co.
   7.375%, 12/15/2004                 1,000        1,115
Washington Gas Light Co.
   6.15%, 1/26/2026                   1,500        1,604
Wisconsin Electric Power Co.
   7.70%, 12/15/2027                  1,000        1,102
                                              ----------
                                                  32,439
                                              ----------
--------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $134,922)                               147,030
--------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(3.1%)
--------------------------------------------------------
ABN-AMRO BK NV (Chicago)
   7.25%, 5/31/2005                   1,000        1,076
Banque Nationale de Paris-NY
   7.20%, 1/15/2007                   1,500        1,624
Banque Paribas-NY
   6.95%, 7/22/2013                   2,000        2,081
Deutsche Bank Financial
   6.70%, 12/13/2006                  2,000        2,094
Enersis SA
   7.40%, 12/1/2016                   1,090          793
Husky Oil Ltd.
   7.55%, 11/15/2016                  1,000          994


--------------------------------------------------------
                                      FACE         MARKET
                                    AMOUNT         VALUE*
BALANCED PORTFOLIO                   (000)          (000)
--------------------------------------------------------
KFW International Finance, Inc.
   7.20%, 3/15/2014                 $ 2,000      $ 2,258
Metropolitano de Lisboa
(1) 7.42%, 10/15/2016                 1,000        1,126
Petro-Canada
   7.875%, 6/15/2026                  1,000        1,131
Southern Investments UK PLC
   6.80%, 12/1/2006                   1,500        1,629
Toronto Dominion Bank-NY
   6.45%, 1/15/2009                   1,000        1,068
Zeneca Wilmington Inc.
   7.00%, 11/15/2023                  1,000        1,124
--------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $15,909)                                 16,998
--------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (6.5%)
--------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.3%)
U.S. Treasury Bonds
   6.25%, 8/15/2023                   3,000        3,432
   7.25%, 5/15/2016                  11,500       14,282
   7.50%, 11/15/2016                  3,000        3,819
U.S. Treasury Notes
   6.50%, 8/15/2005                   6,400        7,200
   6.625%, 5/15/2007                  5,500        6,342
                                              ----------
                                                  35,075
                                              ----------
AGENCY BONDS & NOTES (0.2%)
Federal Home Loan Bank
   7.66%, 7/20/2004                   1,000        1,146
                                              ----------
--------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
    (COST $30,164)                                36,221
--------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.6%)
--------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.46%, 10/1/1998                   5,767        5,767
   5.51%-5.55%, 10/1/1998--Note G     8,444        8,444
---------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $ 14,211)                                14,211
---------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
    (COST $462,906)                              559,703
---------------------------------------------------------

--------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                                    (000)
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
---------------------------------------------------------
Other Assets--Note C                           $    5,540
Liabilities--Note G                               (12,087)
---------------------------------------------------------
                                                   (6,547)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 31,205,334 outstanding $0.001
   par value shares of beneficial interest
   (unlimited authorization)                     $553,156
=========================================================

NET ASSET VALUE PER SHARE                          $17.73
=========================================================

*  See Note A in Notes to Financial Statements.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, the aggregate value of these securities was $12,467,000, representing 2.3% of net assets.
(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association). (3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.



ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

---------------------------------------------------------
 AT SEPTEMBER 30, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT        PER
                                       (000)      SHARE
---------------------------------------------------------
 Paid in Capital                   $397,157     $12.73
 Undistributed Net
   Investment Income                 19,293        .62
 Accumulated Net
   Realized Gains                    39,909       1.28
 Unrealized Appreciation--Note F     96,797       3.10
=========================================================
 NET ASSETS                        $553,156     $17.73
=========================================================

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EQUITY INDEX PORTFOLIO                SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (100.0%)(1)
---------------------------------------------------------
-  Microsoft Corp.                  278,800    $  30,685
   General Electric Co.             368,136       29,290
   Exxon Corp.                      276,030       19,374
   Merck & Co., Inc.                134,828       17,469
   Intel Corp.                      190,128       16,303
   The Coca-Cola Co.                279,162       16,087
   Pfizer, Inc.                     147,936       15,672
   Wal-Mart Stores, Inc.            253,142       13,828
   International Business
    Machines Corp.                  105,632       13,521
   Philip Morris Cos., Inc.         274,869       12,661
   AT&T Corp.                       204,096       11,927
   Johnson & Johnson                151,954       11,890
   Bristol-Myers Squibb Co.         112,450       11,681
   Royal Dutch Petroleum Co. ADR    242,280       11,539
-  Cisco Systems, Inc.              175,584       10,853
   Procter & Gamble Co.             151,544       10,750
   Lucent Technologies, Inc.        148,642       10,265
   Eli Lilly & Co.                  124,304        9,734
-  MCI WorldCom, Inc.               198,457        9,699
-  Dell Computer Corp.              143,400        9,428
   SBC Communications Inc.          207,280        9,211
   American International
    Group, Inc.                     118,477        9,123
   Schering-Plough Corp.             82,944        8,590
   Bell Atlantic Corp.              175,282        8,490
   BellSouth Corp.                  111,004        8,353
   American Home Products Corp.     148,700        7,788
   Abbott Laboratories              174,056        7,560
   Fannie Mae                       116,996        7,517
   E.I. du Pont de Nemours & Co.    127,640        7,164
   Warner-Lambert Co.                92,662        6,996
   Mobil Corp.                       88,298        6,705
   Home Depot, Inc.                 165,790        6,549
   Ford Motor Co.                   136,758        6,419
   Hewlett-Packard Co.              117,448        6,217
   Chevron Corp.                     73,930        6,215
   GTE Corp.                        108,735        5,980
   Compaq Computer Corp.            188,690        5,967
   Time Warner, Inc.                 67,651        5,924
   Ameritech Corp.                  124,572        5,901
   The Walt Disney Co.              231,130        5,850
   NationsBank Corp.                108,625        5,811
   Amoco Corp.                      107,694        5,802
   First Union Corp.                109,664        5,613
   Travelers Group Inc.             130,644        4,899
   PepsiCo, Inc.                    166,204        4,893
   Gillette Co.                     126,556        4,841
   Citicorp                          51,016        4,741
   BankAmerica Corp.                 77,226        4,643
   McDonald's Corp.                  77,593        4,631
   Unilever NV ADR                   72,256        4,426
   The Chase Manhattan Corp.         97,274        4,207
   General Motors Corp.              73,782        4,035
   American Express Co.              51,457        3,994
   The Boeing Co.                   114,193        3,918
   Allstate Corp.                    93,516        3,898
   Monsanto Co.                      67,805        3,822
   Freddie Mac                       76,856        3,799


---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
   Texaco Inc.                       60,500    $   3,792
-  AirTouch Communications, Inc.     64,716        3,689
   Tyco International Ltd.           66,112        3,653
   Chrysler Corp.                    73,536        3,521
   Sprint Corp.                      48,613        3,500
   Wells Fargo & Co.                  9,677        3,435
   Banc One Corp.                    79,548        3,391
   Minnesota Mining &
     Manufacturing Co.               45,509        3,353
-  EMC Corp.                         56,500        3,231
-  Oracle Corp.                     109,554        3,191
   Xerox Corp.                       36,947        3,131
   Emerson Electric Co.              50,180        3,124
   Schlumberger Ltd.                 61,926        3,116
   Waste Management, Inc.            64,661        3,108
   Norwest Corp.                     86,370        3,093
   Medtronic, Inc.                   53,228        3,081
-  MediaOne Group, Inc.              69,129        3,072
   U S West, Inc.                    56,904        2,984
   U.S. Bancorp                      83,742        2,978
   Anheuser-Busch Cos., Inc.         54,370        2,936
   Pharmacia & Upjohn, Inc.          57,689        2,895
   Motorola, Inc.                    67,356        2,875
   Morgan Stanley Dean
    Witter & Co.                     66,109        2,847
   Sara Lee Corp.                    52,554        2,838
   Eastman Kodak Co.                 36,606        2,830
   Duke Energy Corp.                 41,273        2,732
   Atlantic Richfield Co.            36,538        2,592
   Associates First Capital Corp.    39,328        2,566
   Automatic Data Processing, Inc.   34,236        2,559
   Campbell Soup Co.                 50,674        2,543
   Kimberly-Clark Corp.              61,788        2,502
   Walgreen Co.                      56,156        2,474
   National City Corp.               37,278        2,458
   Fleet Financial Group, Inc.       32,320        2,374
   The Gap, Inc.                     44,669        2,356
   Northern Telecom Ltd.             73,556        2,354
   Computer Associates
    International, Inc.              63,291        2,342
   Southern Co.                      79,525        2,341
   The Bank of New York Co., Inc.    85,396        2,338
   Texas Instruments, Inc.           44,122        2,327
-  Tele-Communications-TCI
    Group A                          59,055        2,311
   Colgate-Palmolive Co.             33,618        2,303
-  Viacom Inc. Class B               39,367        2,283
   First Chicago NBD Corp.           32,729        2,242
   AlliedSignal Inc.                 63,212        2,236
   Lockheed Martin Corp.             22,048        2,223
-  Amgen, Inc.                       28,799        2,176
   Dow Chemical Co.                  25,377        2,168
-  Sun Microsystems, Inc.            43,000        2,142
   H.J. Heinz Co.                    41,011        2,097
   Household International, Inc.     55,660        2,087
   Wachovia Corp.                    23,349        1,991
   Sears, Roebuck & Co.              44,507        1,967
   United Technologies Corp.         25,624        1,959
   CBS Corp.                         80,300        1,947
   Enron Corp.                       36,859        1,947


---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EQUITY INDEX PORTFOLIO                SHARES        (000)
---------------------------------------------------------
   CVS Corp.                         43,804      $ 1,919
   Baxter International, Inc.        32,121        1,911
   Electronic Data Systems Corp.     56,100        1,862
   Caterpillar, Inc.                 41,566        1,852
   Merrill Lynch & Co., Inc.         39,000        1,848
   American General Corp.            28,511        1,821
   Dayton Hudson Corp.               50,416        1,802
   Fifth Third Bancorp               30,600        1,760
   Gannett Co., Inc.                 32,492        1,740
   General Re Corp.                   8,554        1,736
   Burlington Northern
    Santa Fe Corp.                   53,898        1,725
   J.P. Morgan & Co., Inc.           19,943        1,688
   Raytheon Co. Class B              31,160        1,681
   Pitney Bowes, Inc.                31,354        1,648
   International Paper Co.           34,874        1,626
   MBNA Corp.                        56,140        1,607
   Mellon Bank Corp.                 29,160        1,606
   CIGNA Corp.                       24,267        1,605
   Bestfoods                         32,298        1,564
   Illinois Tool Works, Inc.         28,216        1,538
   Cardinal Health, Inc.             14,870        1,535
   Kellogg Co.                       46,158        1,520
   PNC Bank Corp.                    33,757        1,519
   Aluminum Co. of America           21,393        1,519
   Albertson's, Inc.                 27,899        1,510
   ALLTEL Corp.                      31,496        1,492
   Texas Utilities Co.               31,874        1,484
   Columbia/HCA Healthcare Corp.     73,857        1,482
   ConAgra, Inc.                     54,602        1,471
   SunTrust Banks, Inc.              23,590        1,463
   Washington Mutual, Inc.           43,191        1,458
-  The Kroger Co.                    29,102        1,455
   FPL Group, Inc.                   20,846        1,453
   Marsh & McLennan Cos., Inc.       29,085        1,447
   KeyCorp                           49,516        1,430
   Halliburton Co.                   49,691        1,419
   HBO & Co.                         48,700        1,406
   Consolidated Edison Inc.          26,955        1,405
   Williams Cos., Inc.               48,629        1,398
   PG&E Corp.                        43,505        1,389
   May Department Stores Co.         26,436        1,361
   SunAmerica Inc.                   22,250        1,357
   Phillips Petroleum Co.            29,809        1,345
-  Clear Channel
    Communications, Inc.             28,100        1,335
   J.C. Penney Co., Inc.             28,356        1,274
   Guidant Corp.                     17,100        1,270
   Lowe's Cos., Inc.                 39,470        1,256
   Norfolk Southern Corp.            43,189        1,255
-  3Com Corp.                        41,500        1,248
   The Hartford Financial
    Services Group Inc.              26,176        1,242
   Comcast Corp. Class A Special     26,429        1,241
   Aon Corp.                         19,000        1,226
   General Mills, Inc.               17,467        1,223
   NIKE, Inc. Class B                33,180        1,221
   Union Pacific Corp.               28,298        1,206
   The Chubb Corp.                   19,018        1,198
   Charles Schwab Corp.              30,000        1,181
   USX-Marathon Group                33,319        1,181

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
   First Data Corp.                  50,064      $ 1,177
   IMS Health, Inc.                  18,734        1,160
-  Costco Cos., Inc.                 24,418        1,157
   Archer-Daniels-Midland Co.        68,867        1,154
-  Cendant Corp.                     98,372        1,144
   Becton, Dickinson & Co.           27,720        1,140
-  Boston Scientific Corp.           22,042        1,132
   Aetna Inc.                        16,275        1,131
-  AMR Corp.                         20,386        1,130
   Hershey Foods Corp.               16,490        1,129
   The Seagram Co. Ltd.              39,319        1,128
   Textron, Inc.                     18,320        1,111
   Conseco Inc.                      36,138        1,104
   BankBoston Corp.                  33,252        1,097
   Loews Corp.                       13,000        1,097
   American Electric Power
    Co., Inc.                        22,100        1,079
   PPG Industries, Inc.              19,625        1,071
   Houston Industries, Inc.          34,186        1,064
   CSX Corp.                         25,208        1,060
-  Applied Materials, Inc.           41,844        1,057
   Public Service Enterprise
    Group, Inc.                      26,868        1,056
   Edison International              40,994        1,053
   Rite Aid Corp.                    29,504        1,047
   Ralston-Ralston Purina Group      35,192        1,029
-  Tenet Healthcare Corp.            35,697        1,026
   American Stores Co.               31,660        1,019
   Dominion Resources, Inc.          22,696        1,013
   Wrigley, (Wm.) Jr. Co.            13,329        1,012
-  Ascend Communications, Inc.       22,200        1,010
   Unocal Corp.                      27,799        1,008
   State Street Corp.                18,000          982
   The Clorox Co.                    11,876          980
   Computer Sciences Corp.           17,864          974
   Weyerhaeuser Co.                  22,902          966
   Masco Corp.                       38,958          959
   Comerica, Inc.                    17,450          956
   BB&T Corp.                        31,800          952
   Service Corp. International       29,824          951
   Progressive Corp. of Ohio          8,400          947
   PECO Energy Corp.                 25,885          946
   Lincoln National Corp.            11,487          945
   Unicom Corp.                      25,154          940
   Mattel, Inc.                      33,422          936
   Providian Financial Corp.         11,008          934
-  Gateway 2000, Inc.                17,900          933
   Honeywell, Inc.                   14,516          930
   The Quaker Oats Co.               15,359          906
   The McGraw-Hill Cos., Inc.        11,434          906
   Sysco Corp.                       38,380          904
   The Goodyear Tire & Rubber Co.    17,549          902
   AMP, Inc.                         25,198          901
   Omnicom Group Inc.                19,600          882
   Entergy Corp.                     28,650          881
   Northern Trust Corp.              12,904          881
-  Federated Department Stores, Inc. 23,900          869
   Franklin Resources Corp.          28,800          864
-  Tellabs, Inc.                     21,696          864
   Barrick Gold Corp.                43,101          862
   St. Paul Cos., Inc.               26,496          861


---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                        SHARES      (000)
---------------------------------------------------------
   Occidental Petroleum Corp.           39,869      $ 857
   Deere & Co.                          28,238        854
   Interpublic Group of Cos., Inc.      15,749        849
   Mercantile Bancorp, Inc.             17,515        847
   Avon Products, Inc.                  30,188        847
   Newell Co.                           18,275        842
   Fort James Corp.                     25,541        838
   FirstEnergy Corp.                    26,773        832
   Coastal Corp.                        24,626        831
   Delta Air Lines, Inc.                 8,471        824
-  BMC Software, Inc.                   13,700        823
   Air Products & Chemicals, Inc.       27,106        806
   Carolina Power & Light Co.           17,453        806
   Dover Corp.                          26,060        805
   Capital One Financial Corp.           7,700        797
   Corning, Inc.                        26,948        793
   UNUM Corp.                           15,794        785
   Rockwell International Corp.         21,609        781
   Southwest Airlines Co.               38,823        776
   Burlington Resources, Inc.           20,711        774
   United Healthcare Corp.              21,988        770
   H.F. Ahmanson & Co.                  13,831        768
   DTE Energy Co.                       16,786        759
   Transamerica Corp.                    7,088        751
-  FDX Corp.                            16,644        751
   Summit Bancorp.                      20,000        750
   General Dynamics Corp.               14,860        746
   Jefferson-Pilot Corp.                12,258        742
   Pioneer Hi-Bred International, Inc.  28,241        741
   Baker Hughes, Inc.                   35,226        738
-  Micron Technology, Inc.              23,897        727
   Tribune Co.                          14,202        715
   Ingersoll-Rand Co.                   18,800        713
-  Seagate Technology                   28,200        707
   Cinergy Corp.                        18,473        707
   Central & South West Corp.           24,526        701
   Sempra Energy                        26,714        696
   Comcast Corp. Class A                14,931        696
-  Kohls Corp.                          17,700        690
-  Tricon Global Restaurants, Inc.      17,630        688
   Marriott International, Inc. ClassA  28,706        685
   Dana Corp.                           18,126        676
-  Kmart Corp.                          56,253        672
   Bankers Trust Corp.                  11,228        662
-  Fred Meyer Inc.                      17,000        661
   TJX Cos., Inc.                       37,044        660
   PacifiCorp                           34,372        660
-  NEXTEL Communications, Inc.          32,300        652
-  Unisys Corp.                         28,605        651
   SAFECO Corp.                         15,480        645
   Union Carbide Corp.                  14,918        643
   UST, Inc.                            21,593        638
   Ameren Corp.                         15,055        631
   Winn-Dixie Stores, Inc.              16,926        629
   Tandy Corp.                          11,694        626
   Browning-Ferris Industries, Inc.     20,329        615
   Tenneco, Inc.                        18,561        610
   SLM Holding Corp.                    18,700        607
   Consolidated Natural Gas Co.         11,088        604
   Cincinnati Financial Corp.           19,400        597
   MBIA, Inc.                           11,100        596


---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                        SHARES      (000)
---------------------------------------------------------
   GPU, Inc.                            13,992     $ 595
   Avery Dennison Corp.                 13,610       595
   TRW, Inc.                            13,386       594
   Northrop Grumman Corp.                8,062       589
   Genuine Parts Co.                    19,569       588
   New York Times Co. Class A           21,364       588
   Equifax, Inc.                        16,400       585
   Alcan Aluminium Ltd.                 24,912       584
   Huntington Bancshares Inc.           23,208       583
   Baltimore Gas & Electric Co.         17,451       582
   Torchmark Corp.                      16,094       578
   Synovus Financial Corp.              29,150       576
   Amerada Hess Corp.                    9,978       576
   Dollar General Corp.                 21,600       575
-  Apple Computer, Inc.                 15,046       574
   Union Planters Corp.                 11,300       568
   R.R. Donnelley & Sons Co.            16,127       567
   Fortune Brands, Inc.                 19,139       567
   Praxair, Inc.                        17,321       566
   Cooper Industries, Inc.              13,884       566
-  US Airways Group, Inc.               11,101       562
   Rohm & Haas Co.                      19,989       556
   The Limited, Inc.                    24,986       548
   Countrywide Credit Industries, Inc.  13,000       541
   Columbia Energy Group                 9,109       534
   RJR Nabisco Holdings Corp.           20,800       524
   Frontier Corp.                       19,100       523
   Anadarko Petroleum Corp.             13,200       519
   Golden West Financial Corp.           6,326       518
   The Times Mirror Co. Class A          9,738       517
-  HEALTHSOUTH Corp.                    48,927       517
   H & R Block, Inc.                    12,468       516
   Maytag Corp.                         10,778       515
   Dun & Bradstreet Corp.               18,834       509
   Eaton Corp.                           8,000       502
   VF Corp.                             13,360       496
-  Toys R Us, Inc.                      30,518       494
-  Ceridian Corp.                        8,540       490
   Dow Jones & Co., Inc.                10,431       485
   Northern States Power Co.            17,208       483
   MGIC Investment Corp.                13,000       479
-  Novell, Inc.                         38,545       472
   Republic New York Corp.              11,856       468
   Provident Cos., Inc.                 13,800       466
   Georgia Pacific Group                10,182       465
   Hilton Hotels Corp.                  27,057       462
   Regions Financial Corp.              12,700       460
   W.W. Grainger, Inc.                  10,760       453
   Brown-Forman Corp. Class B            7,499       450
   Biomet, Inc.                         12,919       448
   Nordstrom, Inc.                      17,886       443
   Hasbro, Inc.                         15,000       443
   ITT Industries, Inc.                 12,988       440
   Allergan, Inc.                        7,518       439
   Eastman Chemical Co.                  8,694       439
   Black & Decker Corp.                 10,512       438
   Johnson Controls, Inc.                9,236       429
   PP&L Resources Inc.                  16,391       424
-  Owens-Illinois, Inc.                 16,850       421
   Newmont Mining Corp.                 17,155       416
-  ALZA Corp.                            9,509       412


---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
Equity Index Portfolio               SHARES         (000)
---------------------------------------------------------
   Sherwin-Williams Co.              19,024        $ 411
-  AutoZone Inc.                     16,700          411
   International Flavors &
    Fragrances, Inc.                 12,207          403
   Ecolab, Inc.                      14,126          402
   Reynolds Metals Co.                7,833          398
   Rubbermaid, Inc.                  16,467          394
   Nucor Corp.                        9,669          393
   Harcourt General, Inc.             8,085          391
   Whirlpool Corp.                    8,290          390
   Crown Cork & Seal Co., Inc.       14,480          387
   Bear Stearns Co., Inc.            12,500          387
   Ashland, Inc.                      8,326          385
   Allegheny Teledyne Inc.           21,532          384
   Knight Ridder                      8,536          380
   Placer Dome, Inc.                 27,383          378
   Sonat, Inc.                       12,566          375
   Perkin-Elmer Corp.                 5,408          371
   Lehman Brothers Holdings, Inc.    13,000          367
   Fluor Corp.                        8,942          367
   Union Pacific Resources
    Group, Inc.                      29,316          361
   Paychex, Inc.                      7,000          361
   Willamette Industries, Inc.       12,574          361
   Parker Hannifin Corp.             12,142          360
   Dillard's Inc.                    12,606          357
   Circuit City Stores, Inc.         10,712          357
-  General Instrument Corp.          16,400          355
   PACCAR, Inc.                       8,560          353
   Raytheon Co. Class A               6,777          351
   U.S. Surgical Corp.                8,418          351
   Laidlaw, Inc.                     36,042          340
   Phelps Dodge Corp.                 6,474          338
   The Mead Corp.                    11,416          336
   Wendy's International, Inc.       14,941          332
-  Mirage Resorts, Inc.              19,700          330
   Sun Co., Inc.                     10,305          330
   Champion International Corp.      10,504          329
   Sigma-Aldrich Corp.               11,038          319
-  Niagara Mohawk Power Corp.        20,662          318
   American Greetings Corp. Class A   7,978          316
   Morton International, Inc.        14,291          313
-  Advanced Micro Devices, Inc.      16,816          312
   Hercules, Inc.                    10,378          312
   Temple-Inland Inc.                 6,501          311
   SuperValu Inc.                    13,176          307
   The Stanley Works                 10,170          303
   Pall Corp.                        13,556          301
   Union Camp Corp.                   7,575          298
-  Parametric Technology Corp.       29,600          298
-  Humana, Inc.                      18,100          296
   Harris Corp.                       9,220          295
-  Sealed Air Corp.                   9,145          291
   Apache Corp.                      10,800          290
   Giant Food, Inc. Class A           6,619          286
-  HCR Manor Care, Inc.               9,626          282
   Homestake Mining Co.              23,167          281
   Engelhard Corp.                   15,533          275
   Darden Restaurants Inc.           17,067          273
-  PeopleSoft, Inc.                   8,300          271
   Westvaco Corp.                    11,140          267


---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                     SHARES         (000)
---------------------------------------------------------
-  Thermo Electron Corp.             17,500        $ 264
   The BFGoodrich Co.                 7,858          257
   Deluxe Corp.                       8,849          252
   Adobe Systems, Inc.                7,100          246
   Louisiana-Pacific Corp.           11,982          244
   NICOR, Inc.                        5,889          244
   Great Lakes Chemical Corp.         6,225          242
-  Consolidated Stores, Inc.         12,328          242
   Bausch & Lomb, Inc.                6,116          241
-  KLA-Tencor Corp.                   9,500          236
   Raychem Corp.                      9,648          235
   Thomas & Betts Corp.               6,102          232
   USX-U.S. Steel Group               9,678          231
   C.R. Bard, Inc.                    6,183          228
   Kerr-McGee Corp.                   4,974          226
   Armstrong World Industries Inc.    4,201          225
   Centex Corp.                       6,514          225
   Nalco Chemical Co.                 7,569          223
   Freeport-McMoRan Copper &
    Gold Inc. Class B                18,600          221
-  St. Jude Medical, Inc.             9,188          212
-  King World Productions, Inc.       8,002          209
   Bemis Co., Inc.                    5,877          206
   Ryder System, Inc.                 8,115          202
   Snap-On Inc.                       6,478          200
-  National Semiconductor Corp.      20,254          196
-  Cabletron Systems, Inc.           17,286          194
-  LSI Logic Corp.                   15,400          194
   Owens Corning                      5,953          194
-  Silicon Graphics, Inc.            20,639          193
   Liz Claiborne, Inc.                7,324          192
   Meredith Corp.                     5,822          186
-  FMC Corp.                          3,594          185
   Adolph Coors Co. Class B           4,005          184
   Pennzoil Co.                       5,237          184
   McDermott International, Inc.      6,671          180
   Case Corp.                         8,200          178
   Crane Co.                          7,498          176
   Mallinckrodt, Inc.                 8,610          175
   Inco Ltd.                         17,007          174
   Scientific-Atlanta, Inc.           7,995          169
   Battle Mountain Gold Co. Class A  27,824          169
-  Navistar International Corp.       7,235          164
   General Signal Corp.               4,739          161
   Longs Drug Stores, Inc.            3,920          158
   Shared Medical Systems Corp.       2,923          155
-  Oryx Energy Co.                   12,010          155
   Boise Cascade Corp.                6,136          155
   Brunswick Corp.                   11,702          151
   Cooper Tire & Rubber Co.           8,248          148
-  Harrah's Entertainment, Inc.      11,057          147
   Alberto-Culver Co. Class B         6,202          145
   Peoples Energy Corp.               3,885          140
   National Service Industries, Inc.  4,363          139
   Ball Corp.                         3,846          136
   Autodesk, Inc.                     5,160          135
   Helmerich & Payne, Inc.            6,366          134
   Worthington Industries, Inc.      10,586          132
   Polaroid Corp.                     5,353          131
   Cummins Engine Co., Inc.           4,199          125
-  Andrew Corp.                       9,211          122

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                     SHARES         (000)
---------------------------------------------------------
-  Venator Group, Inc.               14,009        $ 122
   Cyprus Amax Minerals Co.           9,030          120
   Fleetwood Enterprises, Inc.        3,844          116
-  Fruit of the Loom, Inc.            7,658          115
   Pulte Corp.                        4,678          115
   Eastern Enterprises                2,713          114
-  Rowan Cos., Inc.                   9,931          111
-  Bethlehem Steel Corp.             13,363          110
   Potlatch Corp.                     3,157          108
   ONEOK, Inc.                        3,145          107
   IKON Office Solutions, Inc.       14,838          107
   The Timken Co.                     6,830          103
   Moore Corp. Ltd.                   9,730          103
   Briggs & Stratton Corp.            2,491          102
   Kaufman & Broad Home Corp.         4,365          102
   Great Atlantic & Pacific Tea
    Co., Inc.                         4,206          102
   ASARCO, Inc.                       5,325          102
   EG&G, Inc.                         4,393           99
-  Stone Container Corp.             11,479           99
   Tektronix, Inc.                    6,052           94
   W.R. Grace & Co.                   7,492           93
-  AES Corp.                          2,500           93
   NACCO Industries, Inc. Class A       925           93
   Russell Corp.                      3,514           92
   Aeroquip-Vickers Inc.              3,054           88
   Millipore Corp.                    4,465           85
-  Reebok International Ltd.          6,186           84
   The Pep Boys
    (Manny, Moe & Jack)               6,120           82
   Tupperware Corp.                   6,829           80
   Jostens Inc.                       3,412           71
   Springs Industries Inc. Class A    1,803           63
-  Viacom Inc. Class A                1,056           61
   Cincinnati Milacron, Inc.          3,870           60
   Harnischfeger Industries Inc.      5,019           56
   Foster Wheeler Corp.               3,893           54
-  Armco, Inc.                       10,337           52
-  Data General Corp.                 4,387           48
   Freeport-McMoRan Copper &
    Gold, Inc. Class A                1,600           19
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $592,713)                               920,042
---------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.4%)
---------------------------------------------------------
U.S. TREASURY BILL
(2) 5.168%, 10/15/1998               $1,200        1,198
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.46%, 10/1/1998                   2,144        2,144
---------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $3,342)                                   3,342
---------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
   (COST $596,055)                               923,384
---------------------------------------------------------

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                                    (000)
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
Other Assets--Note C                             $  2,570
Liabilities                                        (5,709)
                                                 --------
                                                   (3,139)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 34,155,970 outstanding $0.001
   par value shares of beneficial interest
   (unlimited authorization)                    $920,245
=========================================================

NET ASSET VALUE PER SHARE                         $26.94
=========================================================

*  See Note A in Notes to Financial Statements.
-  Non-Income-Producing Security.
(1)The combined market value of common stocks and index futures contracts represents 100.0% of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

---------------------------------------------------------
 AT SEPTEMBER 30, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
 Paid in Capital--Note E           $576,691      $16.88
 Undistributed Net
   Investment Income                 12,483         .37
 Accumulated Net
   Realized Gains--Note E             3,743         .11
 Unrealized Appreciation
   (Depreciation)--Note F
   Investment Securities            327,329        9.58
   Futures Contracts                     (1)         --
=========================================================
 NET ASSETS                        $920,245      $26.94
=========================================================

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EQUITY INCOME PORTFOLIO               SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (98.8%)
---------------------------------------------------------
AUTO & TRANSPORTATION (2.9%)
   CSX Corp.                         33,100      $ 1,392
   Ford Motor Co.                    60,600        2,844
   Genuine Parts Co.                 78,350        2,355
   Norfolk Southern Corp.            65,900        1,915
   Union Pacific Corp.               56,400        2,404
                                              ----------
                                                  10,910
                                              ----------
CONSUMER DISCRETIONARY (4.9%)
   Avon Products, Inc.               14,700          413
   Deluxe Corp.                      18,800          535
   Eastman Kodak Co.                 29,900        2,312
   Fortune Brands, Inc.              67,900        2,012
   Kimberly-Clark Corp.              40,400        1,636
   May Department Stores Co.         82,400        4,244
   The McGraw-Hill Cos., Inc.        26,100        2,068
   J.C. Penney Co., Inc.             88,000        3,954
   Whirlpool Corp.                   23,100        1,086
                                              ----------
                                                  18,260
                                              ----------
CONSUMER STAPLES (9.3%)
   Anheuser-Busch Cos., Inc.         66,400        3,586
   Campbell Soup Co.                 15,300          768
   The Clorox Co.                    26,500        2,186
   Gallaher Group PLC ADR            68,000        1,997
   General Mills, Inc.               45,300        3,171
   H.J. Heinz Co.                    62,550        3,198
   International Flavors &
    Fragrances, Inc.                 38,000        1,254
   Kellogg Co.                       67,100        2,210
   Philip Morris Cos., Inc.         234,100       10,783
   The Quaker Oats Co.               47,100        2,779
   Sara Lee Corp.                    23,800        1,285
   UST, Inc.                         55,400        1,638
                                          --------------
                                                  34,855
                                          --------------
FINANCIAL SERVICES (16.6%)
   American General Corp.            50,200        3,206
   Associates First Capital Corp.     1,500           98
   Banc One Corp.                    84,814        3,615
   Bankers Trust Corp.               40,400        2,384
   The Chase Manhattan Corp.         20,300          878
   Dun & Bradstreet Corp.            51,400        1,388
   First Chicago NBD Corp.           47,300        3,240
   First Union Corp.                139,576        7,145
   Fleet Financial Group, Inc.       41,500        3,048
   KeyCorp                           83,300        2,405
   Lincoln National Corp.            40,900        3,364
   Marsh & McLennan Cos., Inc.       60,550        3,012
   Mellon Bank Corp.                 47,800        2,632
   J.P. Morgan & Co., Inc.           39,300        3,326
   NationsBank Corp.                113,350        6,064
   PNC Bank Corp.                    67,300        3,028
   SAFECO Corp.                      68,400        2,851
   St. Paul Cos., Inc.               63,400        2,060
   U.S. Bancorp                      55,654        1,979
   Wachovia Corp.                    37,200        3,171
   Washington Mutual, Inc.           94,980        3,206
                                              ----------
                                                  62,100
                                              ----------

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------

HEALTH CARE (13.1%)
   American Home Products Corp.     200,300     $ 10,491
   Baxter International, Inc.        40,700        2,422
   Bristol-Myers Squibb Co.         105,000       10,907
   Glaxo Wellcome PLC ADR           108,200        6,181
   Eli Lilly & Co.                   46,200        3,618
   Merck & Co., Inc.                 48,200        6,245
   Pharmacia & Upjohn, Inc.         185,450        9,307
                                              ----------
                                                  49,171
                                              ----------
INTEGRATED OILS (17.3%)
   Amoco Corp.                      167,100        9,003
   Atlantic Richfield Co.           101,700        7,214
   Chevron Corp.                    114,500        9,625
   Exxon Corp.                      166,100       11,658
   Mobil Corp.                      124,000        9,416
   Phillips Petroleum Co.            50,000        2,256
   Royal Dutch Petroleum Co. ADR     95,700        4,558
   Texaco Inc.                      136,100        8,532
   USX-Marathon Group                67,100        2,378
                                              ----------
                                                  64,640
                                              ----------
MATERIALS & PROCESSING (4.0%)
   Dow Chemical Co.                  67,400        5,758
   E.I. du Pont de Nemours & Co.     54,100        3,036
   International Paper Co.           45,600        2,126
   Potlatch Corp.                    28,000          954
   Union Camp Corp.                  25,200          992
   Weyerhaeuser Co.                  53,500        2,257
                                              ----------
                                                  15,123
                                              ----------
PRODUCER DURABLES (1.8%)
   Caterpillar, Inc.                  9,000          401
   Deere & Co.                        5,700          172
   Emerson Electric Co.              29,000        1,805
   Honeywell, Inc.                    4,100          263
   Pitney Bowes, Inc.                49,900        2,623
   Thomas & Betts Corp.              38,300        1,458
                                              ----------
                                                   6,722
                                              ----------
UTILITIES (26.9%)
   ELECTRICAL (9.4%)
   Allegheny Energy, Inc.            50,200        1,584
   Ameren Corp.                      38,200        1,602
   Baltimore Gas & Electric Co.      47,600        1,589
   Central & South West Corp.        67,100        1,917
   Consolidated Edison Inc.          37,200        1,939
   Dominion Resources, Inc.          47,000        2,097
   Edison International             122,900        3,157
   FPL Group, Inc.                   30,100        2,098
   Northern States Power Co.         54,900        1,541
   OGE Energy Corp.                  28,100          811
   PacifiCorp                       161,600        3,101
   Potomac Electric Power Co.        41,700        1,105
   Public Service Enterprise
    Group, Inc.                      39,600        1,557
   SCANA Corp.                       42,700        1,433
   Southern Co.                     126,900        3,736
   TECO Energy, Inc.                 52,800        1,508
   Texas Utilities Co.               63,415        2,953
   Wisconsin Energy Corp.            44,500        1,405


---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
   GAS DISTRIBUTION (1.5%)
   Consolidated Natural Gas Co.      74,600      $ 4,066
   NICOR, Inc.                       22,600          936
   Sempra Energy                     32,482          847

   TELECOMMUNICATIONS (14.9%)
   AT&T Corp.                       159,500        9,321
   Ameritech Corp.                  175,300        8,305
   Bell Atlantic Corp.              266,584       12,913
   BellSouth Corp.                   63,200        4,756
   GTE Corp.                        150,200        8,261
   SBC Communications Inc.          122,636        5,450
   U S West, Inc.                   131,000        6,869

   UTILITIES--OTHER (1.1%)
   Duke Energy Corp.                 61,600        4,077
                                               ----------
                                                 100,934
                                               ----------
OTHER (2.0%)
   General Electric Co.              35,600        2,832
   Minnesota Mining &
    Manufacturing Co.                65,300        4,812
                                               ----------
                                                   7,644
                                               ----------
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $272,568)                               370,359
---------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.0%)
---------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.46%, 10/1/1998
   (COST $3,878)                     $3,878        3,878
---------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
   (COST $276,446)                               374,237
---------------------------------------------------------

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                                    (000)
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
---------------------------------------------------------
Other Assets--Note C                             $  1,732
Liabilities                                        (1,023)
                                              -----------
                                                      709
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 19,046,589 outstanding $0.001
   par value shares of beneficial interest
   (unlimited authorization)                    $374,946
=========================================================

NET ASSET VALUE PER SHARE                         $19.69
=========================================================
* See Note A in Notes to Financial Statements.
ADR--American Depositary Receipt.

---------------------------------------------------------
 AT SEPTEMBER 30, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
 Paid in Capital                   $265,859      $13.96
 Undistributed Net
   Investment Income                  9,265         .49
 Accumulated Net Realized Gains       2,031         .11
 Unrealized Appreciation--Note F     97,791        5.13
=========================================================
 NET ASSETS                        $374,946      $19.69
=========================================================

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
GROWTH PORTFOLIO                      SHARES        (000)
----------------------------------------------------------
COMMON STOCKS (96.3%)
----------------------------------------------------------
CONSUMER DISCRETIONARY (11.6%)
-  Abercrombie & Fitch Co.          114,000      $ 5,016
   Avon Products, Inc.               85,700        2,405
   Carnival Corp.                   213,100        6,779
   Circuit City Stores, Inc.         57,900        1,929
-  Costco Cos., Inc.                 77,300        3,662
   Dayton Hudson Corp.               29,000        1,037
   The Walt Disney Co.              170,500        4,316
   Gillette Co.                     175,200        6,701
   Home Depot, Inc.                  94,200        3,721
   Lowe's Cos., Inc.                150,200        4,778
   Mattel, Inc.                      46,000        1,288
   May Department Stores Co.         68,200        3,512
   McDonald's Corp.                  78,200        4,668
-  Fred Meyer Inc.                   67,400        2,620
   Rubbermaid, Inc.                  67,900        1,625
   Sears, Roebuck & Co.              79,600        3,517
   Time Warner, Inc.                 38,000        3,327
   Wal-Mart Stores, Inc.            229,500       12,536
                                              ----------
                                                  73,437
                                              ----------
CONSUMER STAPLES (15.7%)
   CVS Corp.                        249,700       10,940
   Campbell Soup Co.                 64,700        3,247
   The Coca-Cola Co.                353,000       20,342
   Coca-Cola Enterprises, Inc.       52,200        1,318
   Colgate-Palmolive Co.            105,500        7,227
   PepsiCo, Inc.                    187,000        5,505
   Philip Morris Cos., Inc.         356,500       16,421
   Procter & Gamble Co.             295,700       20,976
   Rite Aid Corp.                   105,900        3,760
-  Safeway, Inc.                     47,200        2,189
   Unilever NV ADR                  114,500        7,013
                                              ----------
                                                  98,938
                                              ----------
FINANCIAL SERVICES (11.2%)
   American International
    Group, Inc.                     156,850       12,078
   Automatic Data Processing, Inc.  184,200       13,769
   Banc One Corp.                    66,900        2,852
   The Chase Manhattan Corp.        225,900        9,770
   First Data Corp.                 101,900        2,395
   First Union Corp.                 59,600        3,051
   Household International, Inc.    297,799       11,167
   Norwest Corp.                    211,100        7,560
   Paychex, Inc.                    117,300        6,048
   Wells Fargo & Co.                  5,300        1,882
                                              ----------
                                                  70,572
                                              ----------
HEALTH CARE (23.0%)
-  ALZA Corp.                       151,200        6,558
   American Home Products Corp.     228,800       11,983
-  Amgen, Inc.                       92,500        6,990
   Bristol-Myers Squibb Co.         157,700       16,381
   Cardinal Health, Inc.             70,700        7,300
-  First Health Group Corp.         137,900        3,344
   Johnson & Johnson                 71,300        5,579
   Eli Lilly & Co.                  144,000       11,277

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
----------------------------------------------------------
   Medtronic, Inc.                   55,800      $ 3,229
   Merck & Co., Inc.                172,200       22,311
   Pfizer, Inc.                     237,700       25,181
   Pharmacia & Upjohn, Inc.          77,200        3,874
-  Quintiles Transnational Corp.    111,100        4,861
   Schering-Plough Corp.            113,100       11,713
   Warner-Lambert Co.                64,900        4,900
                                              ----------
                                                 145,481
                                              ----------
MATERIALS & PROCESSING (4.9%)
   E.I. du Pont de Nemours & Co.    100,400        5,635
   W.R. Grace & Co.                 161,800        2,012
   Monsanto Co.                     327,500       18,463
-  Sealed Air Corp.                  71,400        2,276
   Solutia, Inc.                    100,000        2,256
                                              ----------
                                                  30,642
                                              ----------
PRODUCER DURABLES (1.5%)
   Northern Telecom Ltd.             94,000        3,008
   Xerox Corp.                       78,800        6,678
                                              ----------
                                                   9,686
                                              ----------
TECHNOLOGY (21.2%)
-  BMC Software, Inc.                92,600        5,562
-  Cisco Systems, Inc.              374,250       23,133
   Compaq Computer Corp.            316,100        9,997
-  Dell Computer Corp.              208,900       13,735
   Intel Corp.                      271,000       23,238
   Lucent Technologies, Inc.        187,100       12,922
-  Microsoft Corp.                  327,600       36,056
   Motorola, Inc.                   107,000        4,568
-  3Com Corp.                       143,900        4,326
                                              ----------
                                                 133,537
                                              ----------
OTHER (7.2%)
   AlliedSignal Inc.                 43,200        1,528
   General Electric Co.             386,600       30,759
   Illinois Tool Works, Inc.        105,500        5,750
   Tyco International Ltd.          134,000        7,404
                                              ----------
                                                  45,441
                                              ----------
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $429,084)                                607,734
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.4%)
---------------------------------------------------------
Sealed Air Corp. $2.00 Cvt. Pfd.
   (COST $2,778)                     75,050         2,711
---------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.0%)
---------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.46%, 10/1/1998
   (COST $19,022)                   $19,022        19,022
---------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
   (COST $450,884)                               $629,467
---------------------------------------------------------

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                                    (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
---------------------------------------------------------
Other Assets--Note C                            $   5,289
Liabilities                                        (3,698)
                                           --------------
                                                    1,591
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 25,937,791 outstanding $0.001
   par value shares of beneficial interest
   (unlimited authorization)                    $631,058
=========================================================

NET ASSET VALUE PER SHARE                         $24.33
=========================================================
* See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.
ADR--American Depositary Receipt.
---------------------------------------------------------
 AT SEPTEMBER 30, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
 Paid in Capital                   $409,137       $15.77
 Undistributed Net
   Investment Income                  3,880          .15
 Accumulated Net Realized Gains      39,458         1.52
 Unrealized Appreciation--Note F    178,583         6.89
=========================================================
 NET ASSETS                        $631,058       $24.33
=========================================================


-------------------------------------------------------------
                                                       MARKET
SMALL COMPANY                                          VALUE*
GROWTH PORTFOLIO                          SHARES        (000)
-------------------------------------------------------------
COMMON STOCKS (93.5%)
-------------------------------------------------------------
AUTO & TRANSPORTATION (5.1%)
   C.H. Robinson Worldwide, Inc.         29,000       $  584
-  Covenant Transport, Inc.             105,000        1,194
-  Heartland Express, Inc.               93,250        1,539
-  M.S. Carriers, Inc.                   54,000        1,073
-  Midwest Express Holdings, Inc.         3,600          121
   Tidewater Inc.                        53,000        1,100
                                                  ----------
                                                       5,611
                                                  ----------
CONSUMER DISCRETIONARY (21.5%)
-  Action Performance Cos., Inc.         62,500        1,687
   Angelica Corp.                        20,000          321
-  BJ's Wholesale Club, Inc.             50,500        1,856
-  CEC Entertainment Inc.                72,000        1,458
-  Championship Auto Racing
    Teams, Inc.                          30,000          733
   Dover Downs Entertainment, Inc.      111,000        1,401
-  The Dress Barn, Inc.                  40,500          491
-  French Fragrances, Inc.               43,000          312
-  GT Interactive Software Corp.         97,000          437
   Haverty Furniture Cos., Inc.          70,500        1,339
-  ITI Technologies, Inc.                24,000          576
-  Landry's Seafood
    Restaurants, Inc.                    41,000          277
-  LoJack Corp.                          60,000          645
-  MSC Industrial Direct Co., Inc.
    Class A                              46,000          920
   The Marcus Corp.                      36,000          558
   Movado Group, Inc.                    29,000          609
-  Nautica Enterprises, Inc.             42,000          785
-  The North Face, Inc.                  44,000          572
-  Object Design, Inc.                  301,000        1,552
   Oneida Ltd.                           12,000          204
-  Plantronics, Inc.                     24,700        1,190
-  Play By Play Toys &
    Novelties, Inc.                      90,500          950
-  QRS Corp.                             13,000          414
-  REX Stores Corp.                      93,400          992
   Russ Berrie and Co., Inc.             37,100          707
-  Shoe Carnival, Inc.                  127,000        1,175
   The Stride Rite Corp.                 80,000          655
-  Trendwest Resorts, Inc.               56,800          451
-  Vistana, Inc.                         47,200          608
                                                  ----------
                                                      23,875
                                                  ----------
CONSUMER STAPLES (0.7%)
-  American Italian Pasta Co.            30,000          788
                                                  ----------

ENERGY (0.5%)
-  Chieftain International, Inc.         13,000          222
   St. Mary Land & Exploration Co.       13,500          322
                                                  ----------
                                                         544
                                                  ----------
FINANCIAL SERVICES (13.1%)
-  Advent Software, Inc.                 10,000          342
   Comdisco, Inc.                        87,000        1,185
-  Concord EFS, Inc.                    111,374        2,875
   Fidelity National Financial, Inc.     15,000          507
   First Washington Realty Trust,
    Inc. REIT                            76,700        1,822


-------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
                                             SHARES      (000)
-------------------------------------------------------------
-  Investment Technology
    Group, Inc.                          64,500      $ 1,758
   McGrath RentCorp                      26,000          442
   Regency Realty Corp. REIT             67,100        1,539
   Saul Centers, Inc. REIT              124,900        2,123
   Sun Communities, Inc. REIT            59,000        1,980
                                                  ----------
                                                      14,573
                                                  ----------
HEALTH CARE (18.1%)
-  Abgenix, Inc.                         70,000          499
-  American Dental Partners, Inc.        30,000          259
   Arrow International, Inc.             61,300        1,709
   Ballard Medical Products              81,000        1,625
-  Biogen, Inc.                          42,000        2,764
-  Cell Genesys, Inc.                   120,600          384
   DENTSPLY International Inc.           70,000        1,566
-  Forest Laboratories, Inc.             29,000          997
-  Genzyme Corp.                        120,000        4,335
-  Natrol, Inc.                          35,000          311
-  PathoGenesis Corp.                    74,800        2,496
-  Patterson Dental Co.                  30,950        1,145
-  Sofamor Danek Group, Inc.             12,300        1,095
-  Sola International Inc.                5,000           90
-  TheraTech, Inc.                       92,800          847
                                                  ----------
                                                      20,122
                                                  ----------
MATERIALS & PROCESSING (5.7%)
-  Corrpro Cos., Inc.                   100,000        1,025
   Elcor Corp.                           68,000        1,436
-  Fairfield Communities, Inc.           53,000          530
   General Cable Corp.                   60,000        1,110
   Schawk, Inc.                          65,000          971
-  Service Experts, Inc.                 34,100          948
-  U.S. Can Corp.                         4,600           67
   Valmont Industries, Inc.              17,000          208
                                                  ----------
                                                       6,295
                                                  ----------
PRODUCER DURABLES (10.6%)
-  American Homestar Corp.               61,000        1,342
-  American Power
    Conversion Corp.                     44,000        1,658
-  CUNO Inc.                             55,000          921
   Donaldson Co., Inc.                   11,000          176
-  Jason Inc.                            27,500          206
   Lindsay Manufacturing Co.             10,950          163
-  Mettler-Toledo International Inc.    120,700        2,595
-  Nobility Homes, Inc.                  61,000          907
-  Palm Harbor Homes, Inc.               48,952        1,218
-  Rayovac Corp.                         26,000          445
   SL Industries, Inc.                   80,000          820
   Technitrol, Inc.                      15,000          300
   TransTechnology Corp.                 30,000          624
-  Vivid Technologies, Inc.              55,000          390
                                                  ----------
                                                      11,765
                                                  ----------
TECHNOLOGY (14.4%)
-  Acxiom Corp.                         117,000        2,903
-  Aspect Development, Inc.              38,500        1,516
-  AXENT Technologies, Inc.              28,000          522
-  CSG Systems International, Inc.       10,000          443
-  Caere Corp.                           50,000          531
-  The Cherry Corp. Class A              82,200          956


---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
-  Davox Corp.                       10,000       $   94
-  Del Global Technologies Corp.     75,500          557
-  ENCAD, Inc.                       90,000          574
-  MTI Technology Corp.             184,000        1,276
-  Macrovision Corp.                 28,000          819
-  Melita International Corp.        70,500          714
-  Oak Technology, Inc.              80,000          160
-  Pinnacle Systems, Inc.            30,500          793
-  RealNetworks, Inc.                10,500          364
-  Remedy Corp.                     169,000        1,521
-  SBS Technologies, Inc.            20,000          500
-  STB Systems, Inc.                 20,375          143
-  Synopsys, Inc.                    35,341        1,177
-  Transaction Network
    Services, Inc.                    5,000          128
-  Viasoft, Inc.                     31,000          233
                                              ----------
                                                  15,924
                                              ----------
UTILITIES (3.2%)
   Montana Power Co.                 30,000        1,341
   TCA Cable TV, Inc.                26,000          731
-  UniSource Energy Corp.            94,000        1,439
                                              ----------
                                                   3,511
                                              ----------
OTHER (0.6%)
   Teleflex Inc.                     19,000          665
                                              ----------
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $110,747)                               103,673
---------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.3%)
---------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.46%,10/1/1998                   $8,286         8,286
   5.51%,10/1/1998--Note G            5,398         5,398
---------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $13,684)                                  13,684
---------------------------------------------------------
TOTAL INVESTMENTS (105.8%)
   (COST $124,431)                                117,357
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.8%)
Other Assets--Note C                                  538
Security Lending Collateral
   Payable to Brokers--Note G                      (5,398)
Other Liabilities                                  (1,641)
---------------------------------------------------------
                                                   (6,501)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 11,630,059 outstanding $0.001
   par value shares of beneficial interest
   (unlimited authorization )                    $110,856
=========================================================

NET ASSET VALUE PER SHARE                           $9.53
=========================================================
* See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.
REIT--Real Estate Investment Trust.

---------------------------------------------------------

                                      AMOUNT        PER
                                       (000)      SHARE
---------------------------------------------------------
AT SEPTEMBER 30, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
 Paid in Capital                   $120,041       $10.32
 Undistributed Net
   Investment Income                    663          .06
 Accumulated Net
   Realized Losses--Note E           (2,774)        (.24)
 Unrealized Depreciation--Note F     (7,074)        (.61)
=========================================================
 NET ASSETS                        $110,856      $  9.53
=========================================================

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
INTERNATIONAL PORTFOLIO               SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (89.5%)
---------------------------------------------------------
ARGENTINA (0.2%)
   YPF SA ADR                        15,000     $    390
                                                --------

AUSTRALIA (1.6%)
   Westpac Banking Corp., Ltd.      613,000        3,371
                                                --------

BELGIUM (1.7%)
   Algemene Maatschappij voor
    Nijverheidskredit NV              9,092          683
   Dexia Belgium SA
    (Credit Communal)                15,500        2,337
   Fortis AG                          2,562          631
-  Fortis AG-CVG                      2,562           22
                                                --------
                                                   3,673
                                                --------
BRAZIL (0.6%)
   Telecomunicacoes Brasileiras
    SA ADR                           20,000        1,380
                                                --------

CHILE (0.1%)
   Compania de Telecomunicaciones
    de Chile SA ADR                  13,600          260
                                                --------

DENMARK (0.8%)
   Den Danske Bank A/S               16,000        1,813
                                                --------

FRANCE (12.0%)
   AXA-UAP SA                        11,000        1,007
   Accor SA                           4,800        1,006
   Alcatel                           24,800        2,204
   Bouygues SA                        4,000          724
   Canal Plus SA                      7,200        1,748
   Compagnie des Gaz de Petrole
    Primagaz SA                       6,900          587
   Elf Aquitaine SA                  48,000        5,918
   Suez Lyonnaise des Eaux           19,000        3,234
   Synthelabo SA                      8,700        1,603
   Total SA B Shares                 18,000        2,267
   Vivendi                           28,300        5,635
-  Vivendi Warrants Exp. 2/5/2001    18,200           28
                                                --------
                                                  25,961
                                                --------
GERMANY (7.6%)
   Allianz AG                        13,423        4,160
   Bayer AG                          28,500        1,076
   Buderus AG                         1,500          655
   Deutsche Bank AG                  41,800        2,158
   Mannesmann AG                     47,000        4,303
   RWE AG                            14,000          650
   Veba AG                           50,700        2,639
   Viag AG                            1,200          824
                                                --------
                                                  16,465
                                                --------
HONG KONG (0.2%)
   Swire Pacific Ltd. A Shares      143,000          450
                                                --------

IRELAND (0.4%)
   Bank of Ireland PLC               48,532          863
                                                --------
---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
ITALY (8.2%)
   Assicurazioni Generali SpA       133,700     $  4,345
-  Banca di Roma                  1,890,800        3,376
   Ente Nazionale Idrocarburi SpA   231,350        1,417
-  Olivetti SpA                   1,357,000        2,862
   Telecom Italia Mobile SpA        509,000        2,963
   Telecom Italia SpA               418,000        2,877
                                                --------
                                                  17,840
                                                --------
JAPAN (13.6%)
   Dowa Fire & Marine
    Insurance Co.                   500,000        1,205
   East Japan Railway Co.               240        1,199
   Fuji Photo Film Co., Ltd.        206,000        7,113
   Hirose Electric Co., Ltd.         10,500          541
   Kuraray Co., Ltd.                 62,000          560
   Mabuchi Motor Co.                 24,000        1,508
   Matsushita Electric
    Industrial Co., Ltd.            218,000        2,971
   Mitsui Fudosan Co., Ltd.          97,000          498
   Murata Manufacturing Co., Ltd.   101,000        3,421
   Nippon Television Network          2,600          730
   Omron Corp.                      110,000        1,095
   SMC Corp.                         24,000        1,629
   Showa Shell Sekiyu K.K.           54,000          244
   Takeda Chemical Industries Ltd.  125,000        3,352
   Toho Co., Ltd.                     8,200          843
   Tokyo Electron Ltd.               23,599          577
   Toppan Printing Co., Ltd.        128,000        1,317
   Yasuda Fire & Marine
    Insurance Co.                   170,000          624
                                                --------
                                                  29,427
                                                --------
MALAYSIA (0.2%)
   Genting Bhd.                     117,700          153
   Telekom Malaysia Bhd.            207,500          229
   Tenaga Nasional Bhd.             162,041          109
                                                --------
                                                     491
                                                --------
MEXICO (0.5%)
   Cementos de Mexico SA
    de CV ADR                       150,000          675
-  Grupo Televisa SA GDR             22,900          442
                                                --------
                                                   1,117
                                                --------
NETHERLANDS (11.9%)
-  Baan Co. NV                       72,400        1,870
   Getronics NV                      64,862        2,942
   Hagemeyer NV                      11,929          320
   Heineken NV                       66,400        3,205
   ING Groep NV                     172,000        7,747
   Oce-Van der Grinten NV            64,776        2,182
   Philips Electronics NV            78,000        4,200
   Polygram NV                       31,000        1,763
   Verenigde Nederlandse
    Uitgeversbedrijven NV            41,000        1,692
                                                --------
                                                  25,921
                                                --------
PHILIPPINES (0.4%)
   Ayala Land, Inc.               2,130,811          312
   Manila Electric Co.              118,300          226
   Philippine Long Distance
    Telephone Co.                    17,000          357
                                                --------
                                                     895
                                                --------

--------------------------------------------------------
                                                  MARKET
                                                  VALUE*
                                       SHARES      (000)
--------------------------------------------------------
SINGAPORE (0.9%)
   City Developments Ltd.             156,000    $   343
   Development Bank of
    Singapore Ltd. (Foreign)           89,700        362
   Singapore Airlines Ltd. (Foreign)   31,000        170
   Singapore Press Holdings Ltd.       90,153        749
   United Overseas Bank Ltd.
    (Foreign)                         137,000        400
                                                 -------
                                                   2,024
                                                 -------
SOUTH KOREA (0.6%)
   Korea Electric Power Corp.        49,000          680
   Pohang Iron & Steel Co., Ltd.      2,540          101
   SK Telecom Co.                       530          258
   Samsung Electronics Co., Ltd.      9,502          260
                                                 -------
                                                   1,299
                                                 -------
SPAIN (3.8%)
   Endesa SA                        364,400        8,208
                                                 -------

SWEDEN (2.7%)
   LM Ericsson Telephone AB
    B Shares                         87,000        1,644
   Skandia Forsakrings AB           115,500        1,504
   Svenska Handelsbanken AB
    A Shares                         70,000        2,627
                                                 -------
                                                   5,775
                                                 -------
SWITZERLAND (9.7%)
   ABB AG (Bearer)                    2,250        2,284
   Adecco SA (Bearer)                 1,900          704
   Alusuisse-Lonza Group AG
    (Registered)                      1,200        1,143
   Novartis AG (Registered)           7,850       12,583
   Roche Holdings AG (Dividend-
    Right Certificates)                 295        3,175
   UBS AG                             6,300        1,229
                                                 -------
                                                  21,118
                                                 -------
UNITED KINGDOM (11.8%)
   Airtours PLC                     138,300          834
-  Allied Zurich PLC                220,000        2,251
   Asda Group PLC                   502,000        1,465
   British Airways PLC              119,000          728
   British Land Co., PLC             84,000          834
   British Petroleum Co., PLC       258,022        3,946
   British Sky Broadcasting
    Group PLC                       235,000        2,001
   Cable and Wireless PLC           186,000        1,773
   Daily Mail & General Trust
    PLC Class A                      30,000        1,094
   EMI Group PLC                    180,000        1,110
   Glaxo Wellcome PLC               108,000        3,188
   LucasVarity PLC                  320,000          984
   Reckitt & Colman PLC              63,000          932
   Rolls-Royce PLC                  362,300        1,250
   David S. Smith Holdings PLC      100,000          177
   Tesco PLC                        750,000        2,129
   United News & Media PLC           98,000          924
                                                 -------
                                                  25,620
                                                 -------
--------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $173,248)                               194,361
---------------------------------------------------------


---------------------------------------------------------
                                         Face      MARKET
                                       Amount      VALUE*
                                        (000)       (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENTS (16.7%)
---------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.46%, 10/1/1998                  $22,049    $ 22,049
   5.51%, 10/1/1998--Note G           14,225      14,225
--------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $36,274)                                 36,274
--------------------------------------------------------
TOTAL INVESTMENTS (106.2%)
   (COST $209,522)                               230,635
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.2%)
--------------------------------------------------------
Other Assets--Note C                               1,362
Security Lending Collateral
   Payable to Brokers--Note G                    (14,225)
Other Liabilities                                   (706)
                                                --------
                                                 (13,569)
--------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------
Applicable to 16,747,465 outstanding $0.001
   par value shares of beneficial interest
   (unlimited authorization)                    $217,066
========================================================

NET ASSET VALUE PER SHARE                         $12.96
========================================================

* See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

---------------------------------------------------------
 AT SEPTEMBER 30, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
 Paid in Capital                   $195,692       $11.69
 Undistributed Net
   Investment Income--Note E          3,052          .18
 Accumulated Net
   Realized Losses--Note E           (2,808)        (.17)
 Unrealized Appreciation--Note F
   Investment Securities             21,113         1.26
   Foreign Currencies                    17           --
=========================================================
 NET ASSETS                        $217,066       $12.96
=========================================================

                                      87

REPORT OF INDEPENDENT                           [PHOTO]
ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard Variable Insurance Fund

In our opinion, the accompanying statements of net assets (and statement of assets and liabilities for High-Grade Bond Portfolio) and the related statements of operations and of changes in net assets and the financial highlights appearing in the Annual Report to Shareholders present fairly, in all material respects, the financial position of Money Market Portfolio, High-Grade Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Equity Index Portfolio, Equity Income Portfolio, Growth Portfolio, Small Company Growth Portfolio, and International Portfolio (separate portfolios of Vanguard Variable Insurance Fund, hereafter referred to as the "Fund") at September 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 30, 1998

                                                        F642-11/23/1998
                                       88